As filed with the Securities and Exchange Commission on April 27, 2020
Securities Act File No. 333-32798
Investment Company Act File No. 811-08727
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 28	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
AMENDMENT NO. 29	☐
(Check appropriate box or boxes)
SUNAMERICA SENIOR FLOATING RATE FUND, INC.
(Exact Name of Registrant as Specified in Charter)
Harborside 5
185 Hudson Street, Suite 3300
Jersey City, NJ 07311
(Address of Principal Executive Office) (Zip Code)
Registrant’s telephone number, including area code: (800) 858-8850
Kathleen D. Fuentes, Esq.
SunAmerica Asset Management, LLC
Harborside 5
185 Hudson Street, Suite 3300
Jersey City, NJ 07311
(Name and Address for Agent for Service)
Copy to:
Margery K. Neale, Esq.
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019 - 6099
Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.
It is proposed that this filing will become effective (check appropriate box)
☐	immediately upon filing pursuant to paragraph (b)
☒	on April 29, 2020 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

AIG Senior Floating Rate Fund
Prospectus
2020

THIS IS A PRIVACY STATEMENT AND NOT PART OF THE PROSPECTUS.
Privacy Statement
SunAmerica Asset Management, LLC (“SunAmerica”) collects nonpublic personal information about you from the following sources:
•	Information we receive from you on applications or other forms; and
•	Information about your AIG Funds transactions with us or others, including your financial adviser.
SunAmerica will not disclose any nonpublic personal information about you or your account(s) to anyone unless one of the following conditions is met:
•	SunAmerica receives your prior written consent;
•	SunAmerica believes the recipient is your authorized representative;
•	SunAmerica is permitted by law to disclose the information to the recipient in order to service your account(s); or
•	SunAmerica is required by law to disclose information to the recipient.
If you decide to close your account(s) or become an inactive customer, SunAmerica will adhere to the privacy policies and practices as described in this notice.
SunAmerica restricts access to your personal and account information to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.

April 29, 2020 PROSPECTUS
SunAmerica Senior Floating Rate Fund, Inc.
    AIG Senior Floating Rate Fund
Class	Ticker Symbols
A Shares	SASFX
C Shares	NFRCX
W Shares	NFRWX
This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a Fund electronically by calling 800-858-8850 or contacting your financial intermediary directly.
You may elect to receive all future reports in paper free of charge. If your account is held directly at a Fund, you can inform the Fund that you wish to receive paper copies of reports by calling 800-858-8850. If your account is held through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive paper will apply to all AIG Funds in which you are invested and may apply to all funds held with your financial intermediary.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Highlights
INVESTMENT GOAL
The investment goal of the AIG Senior Floating Rate Fund (the “Fund”) is to provide as high a level of current income as is consistent with the preservation of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class W shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in the AIG fund complex. More information about these and other discounts is available from your financial professional and in the “Shareholder Account Information — Sales Charge Reductions and Waivers” section on page 8 of the Fund’s Prospectus, in the “Financial Intermediary — Specific Sales Charge Waiver Policies” section on page A-1 of the Fund’s Prospectus and in the “Additional Information Regarding Purchase of Shares” section on page 39 of the Fund’s statement of additional information.
	Class A	Class C	Class W
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.35%	0.75%	—
Other Expenses	0.63%	0.63%	0.82%
Administrative Fee(2)	0.20%	0.20%	0.20%
Acquired Fund Fees and Expenses(3)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses Before Fee Waivers and/or Expense Reimbursements(3)	1.84%	2.24%	1.68%
Fee Waivers and/or Expense Reimbursements(4),(5)	0.81%	0.81%	0.85%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(4),(5)	1.03%	1.43%	0.83%
(1)	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (“CDSC”) on redemptions made within one year of purchase. Purchases of Class C shares of $1 million or more will be subject to a CDSC on redemptions made within one year of purchase.
(2)	The Administrative Fee is a component of Other Expenses.
(3)	The Total Annual Fund Operating Expenses Before Fee Waivers and/or Expense Reimbursements do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights table which reflects operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
(4)	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica”) is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 1.02%, 1.42% and 0.82% for Class A, Class C and Class W shares, respectively. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business. This agreement will continue in effect indefinitely, unless terminated by the Board of Directors (the “Board”), including a majority of the directors of the Board who are not “interested persons” of SunAmerica Senior Floating Rate Fund, Inc. as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”).
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(5)	Pursuant to an Advisory Fee Waiver Agreement, effective through April 30, 2021, SunAmerica is contractually obligated to waive its advisory fee with respect to the Fund so that the advisory fee payable by the Fund to SunAmerica equals 0.63% on the first $2 billion of average daily net assets and 0.58% above $2 billion of average daily net assets. This agreement may be modified or discontinued prior to April 30, 2021 only with the approval of the Board, including a majority of the Independent Directors.
EXAMPLE:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that any fee waivers and/or reimbursements remain in place through the term of the applicable waiver and/or expense reimbursement. You may be required to pay brokerage commissions on your purchases and sales of Class W shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AIG Senior Floating Rate Fund
Class A Shares	$476	$691	$922	$1,587
Class C Shares	246	452	782	1,713
Class W Shares	85	265	460	1,025
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
AIG Senior Floating Rate Fund
Class A Shares	$476	$691	$922	$1,587
Class C Shares	146	452	782	1,713
Class W Shares	85	265	460	1,025
PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES AND TECHNIQUES OF THE FUND
The Fund’s principal investment strategy is investing in senior secured floating rate loans.
The principal investment technique of the Fund is investing in senior secured floating rate loans and other institutionally traded secured floating rate debt obligations (“Loans”). Under normal circumstances, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in such securities. The Fund may invest in Loans directly or by purchasing Assignments or Participations. The Fund may also purchase both investment grade and high yield (sometimes referred to as “junk bonds”) fixed income securities and money market instruments, although the Fund may not invest more than 10% of its total assets in high yield fixed income securities. The Fund may invest in foreign securities, including up to 10% of its total assets in non-U.S. dollar denominated Loans and non-U.S. dollar denominated high yield fixed income securities, and up to 25% of its total assets in U.S. dollar denominated Loans issued by non-U.S. companies.
The Loans generally consist of direct debt obligations of companies (collectively, “Borrowers”), primarily U.S. companies and their affiliates, undertaken to finance the growth of the Borrower’s business internally and externally, or to finance a capital restructuring. Most, if not all, of the Loans in which the Fund invests will be rated below investment grade or will be unrated Loans of comparable quality. In selecting Loans, the Fund will employ credit standards that Wellington Management Company LLP (“Wellington Management”), the Fund’s subadviser, has established. Wellington Management’s primary consideration in selecting Loans for investment by the Fund is the Borrower’s creditworthiness. The Fund will generally purchase Loans only if, in the judgment of Wellington Management, the Borrower can meet the debt service on the Loan.
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Fund Highlights
The principal investment strategy and principal investment techniques of the Fund may be changed without shareholder approval. You will receive at least 60 days’ notice of any change to the 80% investment policy set forth above.
PRINCIPAL RISKS OF INVESTING IN THE FUND
As with any mutual fund, there can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.
The following is a summary description of the principal risks of investing in the Fund:
Collateral Impairment Risk. Collateral impairment is the risk that the value of the collateral for a Loan will fall or lack liquidity, which would adversely affect the Loan’s value. The Fund expects to invest in collateralized Loans, which are Loans secured by other things of value the Borrower owns. Any type of decline in the value of collateral could cause the Loan to become undercollateralized or unsecured. In this case, there is usually no requirement to pledge more collateral. The Fund may invest in Loans that are guaranteed or collateralized by the shareholders of private companies.
Credit Quality Risk. The Fund’s investments in Loans or other securities (e.g., unsecured loans or high yield securities) that are rated below investment grade are subject to the risks of lower rated securities. A lower rated issuer is more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. In addition to the risk of default, lower quality Loans and other securities may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other Loans and securities.
Economic and General Market Volatility Risk. Economic and other events (whether real or perceived) can reduce the demand for certain senior floating rate loans or senior floating rate loans generally, which may reduce market prices and cause the Fund’s net asset value to fall. The frequency and magnitude of such changes cannot be predicted.
Foreign Securities Risk. By investing internationally, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities. Moreover, foreign sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems; insufficient foreign currency reserves; political, social and economic considerations; or the relative size of the governmental entity’s debt position in relation to the economy. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. These risks are heightened when the issuer is from an emerging market country.
General Risks Relating to the Loans. Loans in which the Fund will invest are primarily highly-leveraged Loans made in connection with recapitalizations, acquisitions, leveraged buyouts and refinancings. The Loans have floating rates of interest that reset periodically and generally are tied to a rate such as the London Interbank Offered Rate (“LIBOR”) for 90-day dollar deposits. Generally, the Loans are secured and hold the most senior position in the Borrower’s capitalization structure or share the senior position with other senior debt securities of the Borrower. This capital structure position generally gives holders of the Loans a priority claim on some or all of a Borrower’s assets in the event of a default. Such Borrowers are more likely to default on their payments of interest and principal owed to the Fund than issuers of investment grade bonds, and such defaults could reduce the Fund’s net asset value per share and income distributions. Such Loans are subject to greater credit risks than certain other debt instruments in which the Fund may invest, including the possibility of a default or bankruptcy of the Borrower. An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs.
No active trading market may exist for many Loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively-traded Loans. In addition, Loans may have contractual restrictions on resale, which can delay the sale and adversely impact the sales price.
Interest Rate Fluctuations Risk. Loans and other securities are subject to the risk of increases in prevailing interest rates, which can cause the price of the Loan or other security to fall, although investments in Loans and other floating rate securities reduce this risk. While the interest rates on the Loans adjust periodically, these rates may not correlate to prevailing interest rates during the periods between rate adjustments. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effects of potential government fiscal policy initiatives and resulting market reaction to those initiatives.
LIBOR Risk. The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the
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UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. This announcement and any additional regulatory or market changes may have an adverse impact on the Fund or its investments.
In advance of 2021, regulators and market participants will work together to identify or develop successor Reference Rates. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere, and these changes could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or net asset value.
Loan Settlement Risk. Transactions in Loans may settle on a delayed basis, resulting in the proceeds from the sale of a Loan not being available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders.
Prepayment Risk. Prepayment risk is the possibility that the principal of a Loan or fixed income security may be prepaid prior to its maturity. As a general rule, prepayments for fixed rate bonds increase during a period of falling interest rates and decrease during a period of rising interest rates. The overall interest rate environment, general business conditions, an issuer’s or borrower’s financial condition and competitive conditions among lenders are also factors that may increase or decrease the frequency of prepayments. Prepayments may reduce the potential for price gains and may result in the Fund having to reinvest proceeds of these securities at lower interest rates.
Redemption Risk. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the Fund’s net asset value per share to decline.
Securities Selection Risk. A strategy used by the Fund, or securities selected by its portfolio manager(s), may fail to produce the intended return.
PERFORMANCE INFORMATION
The following bar chart illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year, and the table compares the Fund’s average annual returns, before and after taxes, to those of the S&P/LSTA Leveraged Loan Index and the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of fixed income market performance.
Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.aig.com/funds or can be obtained by phone at 800-858-8850, ext. 6003.
AIG SENIOR FLOATING RATE FUND (CLASS C)
During the period shown in the bar chart, the highest return for a quarter was 5.23% (quarter ended March 31, 2010) and the lowest return for a quarter was -4.47% (quarter ended September 30, 2011).

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Fund Highlights
	Average Annual Total Returns (as of the periods ended December 31, 2019)
	Past One Year	Past Five Years	Past Ten Years	Since Inception (4/20/17)
Class A	3.33%	3.07%	3.93%	N/A
Class W	7.70%	N/A	N/A	3.67%
Class C	6.08%	3.51%	4.02%	N/A
Return After Taxes on Distributions (Class C)	4.18%	1.84%	2.43%	N/A
Return After Taxes on Distributions and Sale of Fund Shares (Class C)(1)	3.58%	1.94%	2.42%	N/A
S&P/LSTA Leveraged Loan Index	8.64%	4.45%	5.01%	4.28%
Bloomberg Barclays U.S. Aggregate Bond Index	8.72%	3.05%	3.75%	3.75%
(1)	When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.
The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
After-tax returns are shown only for Class C. After-tax returns for other classes will vary.
Investment Adviser
The Fund’s investment adviser is SunAmerica.
Portfolio Managers
The Fund is subadvised by Wellington Management.
Name	Portfolio Manager of the Fund Since	Title
Jeffrey W. Heuer, CFA	2009	Managing Director and Fixed Income Portfolio Manager at Wellington Management
For important information about purchases and sales of Fund shares, tax information and financial intermediary compensation, please turn to “Important Additional Information” on page 7 of the Prospectus.
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Important Additional Information
Purchases and Sales of Fund Shares
A Fund’s initial investment minimums generally are as follows:
	CLASS A AND CLASS C SHARES	CLASS W SHARES
Minimum Initial Investment	• non-retirement account: $500 • retirement account: $250 • dollar cost averaging: $500 to open; you must invest at least $25 a month.	$50,000
Minimum Subsequent Investment	• non-retirement account: $100 • retirement account: $25	N/A
You may purchase or sell shares of a Fund each day the New York Stock Exchange is open. You should contact your broker, financial adviser or financial institution, or, if you hold your shares through the Fund, you should contact the Fund by phone at 1-800-858-8850, by regular mail (AIG Funds, P.O. Box 219186, Kansas City, MO 64121-9186), by express, certified and registered mail (AIG Funds, 430 West 7th Street, Suite 219186, Kansas City, MO 64105-1407), or via the Internet at www.aig.com/funds.
TAX INFORMATION
Fund dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax-deferred arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Shareholder Account Information
SELECTING A SHARE CLASS
A Fund offers a number of classes of shares through this Prospectus which may include Class A, Class C and Class W shares. Each class of shares has its own cost structure or requirements, so you can choose the one best suited to your investment needs. Your broker or financial adviser can help you determine which class is right for you.
Class A
•	Front-end sales charges, as described below. There are several ways to reduce these charges, also described below.
•	Lower annual expenses than Class C shares.
•	Class A shares may be exchanged for Class A shares of any other fund distributed by AIG Capital Services, Inc. (“ACS” or the “Distributor”).
Class C
•	No front-end sales charges; all your money goes to work for you right away.
•	Higher annual expenses than Class A shares.
•	Deferred sales charge on shares you sell within one year of purchase, as described below.
•	Class C shares may be exchanged for Class C shares of any other fund distributed by ACS.
•	Automatic conversion to Class A shares approximately ten years after purchase.
Class W
•	Offered through (i) advisory fee-based programs sponsored by certain financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund’s principal underwriter, whose use of Class W shares will depend on the structure of the particular advisory fee-based program, and (ii) brokerage platforms of financial intermediaries that have entered into an agreement with the Fund’s principal underwriter to offer such shares solely when acting as agent for the investor.
•	No sales charges.
•	Lower annual expenses than Class A or C shares.
CALCULATION OF SALES CHARGES
Class A. Sales charges are as follows:	Sales Charge		Concession to Dealers
Your Investment	% of Offering Price	% of Net Amount Invested	% of Offering Price
Less than $250,000	3.75%	3.90%	3.00%
$250,000 to $499,999	3.00%	3.09%	2.50%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more	None	None	up to 1.00%
Investments of $1 million or more: Class A shares are offered with no front-end sales charge with respect to investments of $1 million or more. However, a 1% CDSC is imposed on any shares you sell within one year of purchase.
Class C. Shares are offered at their net asset value per share, without any front-end sales charge. However, there is a CDSC of 1% on shares you sell within one year after purchase.
Determination of CDSC: The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.
For purposes of the CDSC, we count all purchases made during a calendar month as having been made on the FIRST day of that month.
SALES CHARGE REDUCTIONS AND WAIVERS
To receive a waiver or a reduction in sales charges under the programs described below, the shareholder must notify DST Asset Manager Solutions, Inc., the Fund’s transfer agent (the “Transfer Agent”), (or other financial intermediary through which shares are being purchased) at the time of purchase or notify the Transfer Agent at the time of redeeming shares for those reductions or waivers that apply to CDSCs. Such notification must be provided in writing by the shareholder (or other financial intermediary through which shares are being purchased). In addition, a shareholder must provide certain information and records to the Fund as described below under the section entitled “Information and Records to be Provided to the Fund.”
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The availability of certain sales charge waivers and reductions will depend on whether you purchase your shares through a financial intermediary or directly through the Fund. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers and reductions or CDSC waivers, as referenced below. For waivers and reductions not available through a particular financial intermediary, shareholders will have to purchase Fund shares through another financial intermediary or directly through the Fund to receive these waivers or reductions. Please see the section entitled “Financial Intermediary – Specific Sales Charge Waiver Policies” on page A-1 of this Prospectus for additional information about sales charge waivers and reductions that may be available to you.
Reduction in Sales Charges for Certain Investors of Class A shares. Various individuals and institutions may be eligible to purchase Class A shares at reduced sales charge rates under the programs described below. The Fund reserves the right to modify or cease offering these programs at any time without prior notice.
•	Rights of Accumulation. A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described below) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher) amounts to $250,000 or more. In determining the value of shares previously purchased, the calculation will include, in addition to other Class A shares of the particular fund that were previously purchased, shares of the other classes of the same fund, as well as shares of any class of any other fund advised by SunAmerica, as long as such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
•	Letter of Intent. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent, establishes a total investment goal in Class A shares of one or more eligible funds, to be achieved through any number of investments over a thirteen-month period, of $250,000 or more. Each investment in such funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor.
•	Combined Purchases. In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform the Distributor or Transfer Agent if you have entered into a Letter of Intent or right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. To receive a reduced front-end sales charge, you or your financial intermediary must inform the Fund that you believe you qualify for a discount at the time of your purchase of Fund shares. If you purchased shares through a financial intermediary, you may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify your eligibility for reduced sales charges.
Waivers for Certain Investors for Class A shares. The below individuals and institutions may purchase Class A shares without front-end sales charges. The Fund reserves the right to modify or cease offering these programs at any time.
•	Financial planners, institutions, broker-dealer representatives or registered investment advisers utilizing Fund shares in fee-based investment products under an agreement with ACS. The financial planner, financial institution or broker-dealer must have a supplemental selling agreement with ACS and charge its client(s) an advisory fee based on the assets under management on an annual basis.
•	Participants in certain employer-sponsored benefit plans. The front-end sales charge is waived with respect to shares purchased by employer-sponsored retirement plans that offer the Fund as an investment vehicle, including qualified and non-qualified retirement plans, deferred compensation plans and other employer-sponsored retirement, savings or benefit plans, such as defined benefit plans, 401(k) plans, 457 plans, 403(b) plans, and other pension, educational and profit-sharing plans, but not IRAs.
•	Current or retired officers and Directors of the Corporation and full-time employees of SunAmerica and its affiliates, as well as family members of the foregoing.
•	Registered management investment companies that are advised by SunAmerica.
•	Selling brokers and their employees and sales representatives and their families (i.e., members of a family unit comprised of immediate family members).
•	Financial intermediaries who have entered into an agreement with the Distributor to offer shares through a no-load network or platform, or through self-directed investment brokerage accounts, that may or may not charge a transaction fee to its customers.
Waivers for Certain Investors for Class C shares. Under the below circumstances, the CDSC may be waived on redemption of Class C shares. The Fund reserves the right to modify or cease offering these programs at any time without prior notice.
•	Within one year of the shareholder becoming legally disabled or his or her death (individual and spousal joint tenancy accounts only).
•	Taxable distributions to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which
  9

Shareholder Account Information
AIG Fund Services, Inc. (“AFS” or the “Servicing Agent”) serves as fiduciary and in which the plan participant or account holder has attained the age of 591/2 at the time the redemption is made.
•	Payments made through the Systematic Withdrawal Plan (subject to certain conditions).
•	Eligible participant distributions from employer-sponsored retirement plans that meet the eligibility criteria set forth above under “Waivers for Certain Investors for Class A shares,” such as distributions due to death, disability, financial hardship, loans, retirement and termination of employment, or any return of excess contributions.
•	Involuntary redemptions (e.g., closing of small accounts described under “Shareholder Account Information”).
Other Sales Charge Arrangements and Waivers. The Fund and ACS offer other opportunities to purchase shares without sales charges under the programs described below. The Fund reserves the right to modify or cease offering these programs at any time without prior notice.
•	Dividend Reinvestment. Dividends and/or capital gains distributions received by a shareholder from the Fund will automatically be reinvested in additional shares of the Fund and share class without sales charge, at the net asset value per share in effect on the payable date. Alternatively, dividends and distributions may be reinvested in any retail fund distributed by ACS. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options.
•	Exchange of Shares. Shares of the Fund may be exchanged for the same class of shares of one or more other retail funds distributed by ACS at net asset value per share at the time of exchange. Please refer to “Transaction Policies — Exchanges” in this Prospectus for more details about this program. In addition, in connection with advisory fee-based programs sponsored by certain financial intermediaries, and subject to the conditions set forth in the Fund’s Statement of Additional Information (“SAI”), shareholders may exchange their shares of the Fund (i) from Class C shares of the Fund into Class A shares of the Fund, (ii) from Class A or Class C shares of the Fund into Class W shares of the Fund and (iii) from Class W shares of the Fund into Class A shares of the Fund. Please refer to “Exchange Privilege” in the SAI for more details about these types of exchanges and the corresponding sales charge arrangements.
•	Reinstatement Privilege. Within one year of a redemption of certain Class A and Class C shares of the Fund, the proceeds of the sale may be invested in the same share class of the Fund or any other retail fund distributed by ACS without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale. This may impact the amount of gain or loss recognized on the previous sale for tax purposes. All accounts involved must be registered in the same name(s).
Information and Records to be Provided to the Fund. You may be asked to provide supporting account statements or other information to allow us to verify your eligibility to receive a reduction or waiver of sales charges.
For more information regarding the sales charge reductions and waivers described above, please visit our website at www.aig.com/funds and select the “Products” hyperlink. The section entitled “Financial Intermediary-Specific Sales Charge Waiver Policies” on page A-1 of this Prospectus and the Fund’s SAI also contain additional information about sales charges and certain reductions and waivers.
DISTRIBUTION AND SERVICE FEES
Each class of shares (other than Class W) of the Fund has its own plan of distribution pursuant to Rule 12b-1 (“Rule 12b-1 Plans”) that provides for distribution and account maintenance fees (collectively, “Rule 12b-1 Fees”) (payable to ACS) based on a percentage of average daily net assets, as follows:
Class	Distribution Fee	Account Maintenance Fee
A	0.10%	0.25%
C	0.50%	0.25%
Because Rule 12b-1 Fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
In addition, ACS is paid a fee of 0.15% of the average daily net assets of Class W shares of the Fund in compensation for providing additional shareholder services to Class W shareholders.
OPENING AN ACCOUNT (CLASSES A AND C)
1.	Read this Prospectus carefully.
10

2.	Determine how much you want to invest. The minimum initial investments for the Fund are as follows:
•	non-retirement account: $500
•	retirement account: $250
•	dollar cost averaging: $500 or $250 to open, depending on your type of account; you must invest at least $25 a month
The minimum subsequent investments for the Fund are as follows:
•	non-retirement account: $100
•	retirement account: $25
The minimum initial and subsequent investments may be waived for certain fee-based programs and/or group plans held in omnibus accounts.
3.	Complete the appropriate parts of the Account Application, carefully following the instructions. If you have any questions, please contact your broker or financial adviser or call Shareholder/Dealer Services at 1-800-858-8850.
4.	Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.
5.	Make your initial investment using the chart under the section entitled “How to Buy Shares (Classes A and C).” You can also initiate any purchase, exchange or sale of shares through your broker or financial adviser.
As part of your application, you are required to provide information regarding your personal identification under anti-money laundering laws, including the USA PATRIOT Act of 2001, as amended (the “PATRIOT Act”). If we are unable to obtain the required information, your application will not be considered to be in good order, and it therefore cannot be processed. Your application and any check or other deposit that accompanied your application will be returned to you. Applications must be received in good order under the PATRIOT Act requirements and as otherwise required in this Prospectus in order to receive that day’s net asset value. In addition, applications received in good order are nevertheless subject to customer identification verification procedures under the PATRIOT Act. We may ask to see your driver’s license or other identifying documents. We may share identifying information with third parties for the purpose of verification. If your identifying information cannot be verified within a reasonable time after receipt of your application, the account will not be processed or, if processed, the Fund reserves the right to redeem the shares purchased and close the account. If the Fund closes an account in this manner, the shares will be redeemed at the net asset value next calculated after the Fund decides to close the account. In these circumstances, the amount redeemed may be less than your original investment and may have tax implications. Consult with your tax adviser for details. Non-resident aliens will not be permitted to establish an account through the check and application process at the Transfer Agent.
Investment Through Financial Institutions. Dealers, brokers, financial advisers or other financial institutions (collectively, “Financial Institutions” or “Financial Intermediaries”) may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield and/or return to investors who invest through Financial Institutions may be less than an investor would receive by investing in the Fund directly. Financial Institutions may also set deadlines for receipt of orders that are earlier than the order deadline of the Fund due to processing or other reasons. An investor purchasing through a Financial Institution should read this Prospectus in conjunction with the materials provided by the Financial Institution describing the procedures under which Fund shares may be purchased and redeemed through the Financial Institution. For any questions concerning the purchase or redemption of Fund shares through a Financial Institution, please call your Financial Institution or the Fund (toll free) at 1-800-858-8850.
  11

Shareholder Account Information
HOW TO BUY SHARES (Classes A and C)
Buying Shares Through Your Financial Institution
You may generally open an account and buy Class A  and C shares through any Financial Institution that is authorized to sell the Fund’s shares. Your Financial Institution will place your order with the Fund on your behalf. You may purchase additional shares in a variety of ways, including through your Financial Institution or by sending your check or wire directly to the Fund or its agents as described below under “Adding to an Account.” The Fund will generally not accept new accounts that are not opened through a Financial Institution except for accounts opened by current and former Directors and other individuals who are affiliated with, or employed by an affiliate of, the Fund or any fund distributed by the Distributor, selling brokers and their employees and sales representatives, family members of these individuals and certain other individuals at the discretion of the Fund or its agents as described below under “Opening an Account.”
Buying Shares Through the Fund
Opening an Account	Adding to an Account
By check
..
•	Make out a check for the investment amount, payable to the Fund or to AIG Funds. An account cannot be opened with a Fund check.
•	Deliver the check and your completed Account Application (and Supplemental Account Application, if applicable) to:
(via regular mail)
AIG Funds
P.O. Box 219186
Kansas City, MO 64121-9186
(via express, certified and registered mail)
AIG Funds
430 West 7th St., Suite 219186
Kansas City, MO 64105-1407
•	All purchases must be in U.S. dollars. Cash, money orders and/or travelers checks will not be accepted. A $25.00 fee will be charged for all checks returned due to insufficient funds.
•	Accounts can only be opened by check by a non-resident alien or on funds drawn from a non-U.S. bank if they are processed through a brokerage account or the funds are drawn from a U.S. branch of a non-U.S. bank. A personal check from an investor should be drawn from the investor’s bank account. In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted.
•	Make out a check for the investment amount payable to the Fund or to AIG Funds. Shares cannot be purchased with a Fund check.
•	Include the stub from your Fund statement or a note specifying the Fund name, your share class, your account number and the name(s) in which the account is registered.
•	Indicate the Fund and account number in the memo section of your check.
•	Deliver the check and your stub or note to your broker or financial adviser, or mail them to:
(via regular mail)
AIG Funds
P.O. Box 219186
Kansas City, MO 64121-9186
(via express, certified and registered mail)
AIG Funds
430 West 7th St., Suite 219186
Kansas City, MO 64105-1407

By wire
..
•	Fax your completed application to AIG Fund Services, Inc. at 1-816-218-0519.
•	Obtain your account number by calling Shareholder Services at 1-800-858-8850.
•	Instruct your bank to wire the amount of your investment to:
DST Asset Manager Solutions, Inc.
Boston, MA
ABA #0110-00028
DDA # 99029712
ATTN:	(include name of Fund and share class)
FBO:	(include account number and name(s) in which the account is registered)
Your bank may charge a fee to wire funds.
•	Instruct your bank to wire the amount of your investment to:
DST Asset Manager Solutions, Inc.
Boston, MA
ABA #0110-00028
DDA # 99029712
ATTN:	(include name of Fund and share class)
FBO:	(include account number and name(s) in which the account is registered)
Your bank may charge a fee to wire funds.

To open or add to an account using dollar cost averaging, see the section entitled “Additional Investor Services.”
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HOW TO SELL SHARES (CLASSES A AND C)
Selling Shares Through Your Financial Institution
You can sell shares through your Financial Institution or through the Fund as described below under “Selling Shares Through the Fund.” Shares held for you in your Financial Institution’s name must be sold through the Financial Institution. For shares sold through your Financial Institution, your redemption proceeds typically will be sent one to two business days after your redemption request is submitted, but in any event, within seven days.
Selling Shares Through the Fund
By mail
..
Send your request to:
(via regular mail)
AIG Funds
P.O. Box 219186
Kansas City, MO 64121-9186
(via express, certified and registered mail)
AIG Funds
430 West 7th St., Suite 219186
Kansas City, MO 64105-1407
Your request should include:
•	Your name
•	Fund name, share class and account number
•	The dollar amount or number of shares to be redeemed
•	Any special payment instructions
•	The signature of all registered owners exactly as the account is registered, and
•	Any special documents required to assure proper authorization
For overnight mail redemption, a $25 fee will be deducted from your account.

By phone
..
•	Call Shareholder Services at 1-800-858-8850 between 8:30 a.m. and 6:00 p.m. (Eastern time) on most business days.
•	Or, for automated 24-hour account access call FastFacts at 1-800-654-4760.
By wire
..
If banking instructions exist on your account, redemption by wire may be done by calling Shareholder Services at 1-800-858-8850 between 8:30 a.m. and 6:00 p.m. (Eastern time) on most business days. Otherwise, you must provide, in writing, the following information:
•	Fund name, share class and account number you are redeeming
•	Bank or financial institution name
•	ABA routing number
•	Account number, and
•	Account registration
If the account registration at your bank is different than your account at AIG Funds, your request must be Medallion Guaranteed. A notarization is not acceptable.
Minimum amount to wire money is $250. A $15 fee per fund will be deducted from your account.

By Internet
..
Visit our website at www.aig.com/funds and sign in to your account.
Proceeds for all transactions will normally be sent on the business day after the trade date. Additional documents may be required for certain transactions.
To sell shares through a systematic withdrawal plan, see the section entitled “Additional Investor Services.”
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Shareholder Account Information
Certain Requests Require a Medallion Guarantee.
To protect you and the Fund from fraud, the following redemption requests must be in writing and include a Medallion Guarantee (although there may be other situations that also require a Medallion Guarantee):
•	Redemptions of $100,000 or more
•	The proceeds are to be payable other than as the account is registered
•	The redemption check is to be sent to an address other than the address of record
•	Your address of record has changed within the previous 30 days
•	Shares are being transferred to an account with a different registration
•	Someone (such as an executor) other than the registered shareholder(s) is redeeming shares (additional documents may be required)
You can generally obtain a Medallion Guarantee from the following sources:
•	a broker or securities dealer
•	a federal savings, cooperative or other type of bank
•	a savings and loan or other thrift institution
•	a credit union
•	a securities exchange or clearing agency
A notary public CANNOT provide a Medallion Guarantee.
OPENING AN ACCOUNT, BUYING AND SELLING SHARES (CLASS W)
Class W shares of the Fund are offered for sale through (i) advisory fee-based programs sponsored by certain Financial Intermediaries and any other institutions having agreements with the Fund, whose use of Class W shares will depend on the structure of the particular advisory fee-based program, and (ii) brokerage platforms of Financial Intermediaries that have entered into an agreement with the Fund’s principal underwriter to offer such shares solely when acting as agent for the investor. The minimum initial investment for Class W shares of the Fund is $50,000 and there is no minimum subsequent investment. The minimum initial investment for Class W shares may be waived for certain fee-based programs and brokerage platforms. Inquiries regarding the purchase, redemption or exchange of Class W shares or the making or changing of investment choices should be directed to your financial adviser.
If you invest in the Fund through your Financial Intermediary, it may charge you transaction-based or other fees for its services in connection with the purchase or redemption of Fund shares. These fees are in addition to those imposed by the Fund and its affiliates. You should ask your Financial Intermediary about applicable fees.
Investment Through Financial Institutions. Dealers, brokers, financial advisers or other financial institutions (collectively, “Financial Institutions” or “Financial Intermediaries”) may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield and/or return to investors who invest through Financial Institutions may be less than an investor would receive by investing in the Fund directly. Financial Institutions may also set deadlines for receipt of orders that are earlier than the order deadline of the Fund due to processing or other reasons. An investor purchasing through a Financial Institution should read this Prospectus in conjunction with the materials provided by the Financial Institution describing the procedures under which Fund shares may be purchased and redeemed through the Financial Institution. For any questions concerning the purchase or redemption of Fund shares through a Financial Institution, please call your Financial Institution or the Fund (toll free) at (800) 858-8850.
TRANSACTION POLICIES
Valuation of Shares. The net asset value per share for the Fund and each class is determined each Fund business day (as defined below) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class’s outstanding shares. The net asset value for the Fund also may be calculated on any other day in which the Adviser determines that there is sufficient liquidity in the securities held by the Fund. As a result, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem your shares. Securities for which market quotations are readily available are valued at their market price as of the close of regular trading on the NYSE, unless, in accordance with pricing procedures approved by the Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are not readily available or unreliable are valued at fair value in accordance with pricing procedures periodically reviewed and approved by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds. In addition, there
14

can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. The prospectus for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effects of using fair value pricing.
Loans are valued at the average of available bids in the market for such Loans, as provided by a Board approved loan pricing service. As of the close of regular trading on the NYSE, securities traded primarily on securities exchanges outside of the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, the Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities and foreign equity futures contracts, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.
The Fund may invest in securities or instruments that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund’s shares may change on days when the Fund is not open for purchases or redemptions.
Buy and Sell Prices. When you buy Class A or Class C shares, you pay the net asset value plus any applicable sales charges, as described above. When you sell Class A or Class C shares, you receive the net asset value minus any applicable CDSCs. When you buy Class W shares, you pay the net asset value.
When you sell Class W shares, you receive the net asset value. An investor transacting in Class W shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.
Execution of Requests. The Fund is open on those days when the NYSE is open for regular trading (“Fund business day”). We execute buy and sell requests at the next net asset value to be calculated after the Fund receives your request in good order. The Fund has authorized one or more Financial Institutions, or their agents, to receive purchase or redemption orders on its behalf. A purchase, exchange or redemption order is in “good order” when the Fund, the Transfer Agent or the Fund’s agent receives all required information, including properly completed and signed documents. If the Fund, the Transfer Agent or the Fund’s agent receives your order before the Fund’s close of business (generally 4:00 p.m., Eastern time), you will receive that day’s closing price. If the Fund, the Transfer Agent or the Fund’s agent receives your order after that time, you will receive the next business day’s closing price. The Fund reserves the right to reject any order to buy shares.
Certain qualified Financial Institutions may transmit an investor’s purchase or redemption order to the Fund’s Transfer Agent after the close of regular trading on the NYSE on a Fund business day. As long as the investor has placed the order with the Financial Institution by the close of regular trading on the NYSE on that day, the investor will receive the net asset value of the Fund’s shares determined by the close of regular trading on the NYSE on the day the order was placed with the qualified Financial Institution. Orders received after such time will not result in execution until the following Fund business day. Financial Institutions are responsible for instituting procedures to ensure that purchase and redemption orders by their respective clients are processed expeditiously.
The processing of sell requests and payment of proceeds may generally not be postponed for more than seven days, except when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission (“SEC”). The Fund and its agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to: (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to Office of Foreign Assets Control regulations; (ii) when the Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity; or (iii) when certain notifications have been received by the Fund or its agents that there is a dispute between the registered or beneficial account owners.
  15

Shareholder Account Information
At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., wire transfer or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days.
Under normal circumstances, the Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio or by selling portfolio assets to generate cash. During periods of stressed market conditions or if the Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of redemption proceeds wholly or partly in cash, the Fund may be more likely to limit cash redemptions and may determine to pay redemption proceeds by borrowing under a line of credit and/or transferring portfolio securities in-kind to you in lieu of cash. If the Fund pays redemption proceeds by transferring portfolio securities in-kind to you, you may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of redemption.
Telephone Transactions. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Fund is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.
Exchanges. You may exchange shares of the Fund for shares of the same class of any other retail fund distributed by ACS. However exchanges of shares may be subject to applicable sales charges imposed by the fund into which you would like to exchange. Such exchange may constitute a taxable event for U.S. federal income tax purposes. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described in the section entitled “Additional Investor Services.”
If you exchange shares that were purchased subject to a CDSC, the CDSC schedule will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange.
The Fund may change or cancel the exchange privilege at any time, upon 60 days’ written notice to its shareholders. The Fund at all times also reserves the right to restrict, reject or cancel any exchange transactions, for any reason, without notice. For example, the Fund may refuse any sale of Fund shares through an exchange by any investor or group if, in the Fund’s judgment, the trade: (1) may interfere with the efficient management of the Fund’s portfolio; (2) may appear to be connected with a strategy of market timing (as described below in the section entitled “Market Timing Trading Policies and Procedures”); or (3) may have the potential of otherwise adversely affecting the Fund. In making a decision to reject an exchange request, the Fund may consider, among other factors, the investor’s trading history in the Fund and in other AIG Funds.
Rejected Exchanges. If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time, subject to any applicable redemption fees or CDSCs.
Certificated Shares. The Fund does not issue certificated shares.
Fund Holdings. A schedule of the Fund’s complete holdings, current as of month-end, will be available on the Fund’s website, www.aig.com/funds, approximately 30 days after the end of each month. This information will remain available on the website at least until updated for the next month or until the Fund files with the SEC its semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period. The most recent schedule is available on the Fund’s website at www.aig.com/funds or by calling 1-800-858-8850, ext. 6003. The Fund may terminate or modify this policy at any time without further notice to shareholders. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.
MARKET TIMING TRADING POLICIES AND PROCEDURES
Market Timing Policies. The Fund discourages excessive or short-term trading, often referred to as “market timing,” and seeks to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund or any of its service providers, such trading may interfere with the efficient management of the Fund’s portfolio, may materially increase the Fund’s transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. The Board has determined that the Fund should not serve as a vehicle for frequent trading and has adopted policies and procedures with respect to such trading, which are described in this section.
All Fund shareholders are subject to these policies and procedures, regardless of how their shares were purchased or are otherwise registered with the Fund’s Transfer Agent. While the Fund’s expectation is that the market timing policies will be enforced by Financial Intermediaries pursuant to the Fund’s Prospectus, the Fund may be limited in its ability to monitor the trading activity or enforce the Fund’s market
16

timing trading policies and procedures with respect to certain customers of Financial Intermediaries. For example, the Fund may not be able to detect market timing that may be facilitated by Financial Intermediaries or made difficult to identify in omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers.
Risks from Market Timers. Depending on various factors, including the size of the Fund, the amount of assets the portfolio managers typically maintain in cash or cash equivalents and the dollar amount and number and frequency of trades, excessive or short-term trading may interfere with the efficient management of the Fund’s portfolio, increase the Fund’s transaction costs, administrative costs and taxes and/or impact Fund performance.
In addition, if the nature of the Fund’s portfolio holdings exposes the Fund to investors who engage in the type of excessive or short-term trading that seeks to take advantage of possible delays between the change in the value of a mutual fund’s portfolio holdings and the reflection of the change in the net asset value of the Fund’s shares, sometimes referred to as “arbitrage market timing,” there is the possibility that such trading under certain circumstances may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net delays between the change in the value of a mutual fund’s portfolio holdings and the net asset value of the Fund’s shares. Arbitrage market timers may seek to exploit such delays between the change in the value of a mutual fund’s portfolio holdings and the net asset value of the Fund’s shares to the extent that the Fund holds significant investments in foreign securities because certain foreign markets close several hours ahead of U.S. markets. The Fund may hold significant investments in foreign securities or instruments and thus may be susceptible to this type of arbitrage. Also, market timers may seek to exploit the Fund if it holds significant investments in small-cap companies and/or high-yield (“junk”) bonds, which may not be frequently traded.
The Fund has adopted certain fair valuation practices intended to protect the Fund from arbitrage market timing and other trading practices that seek to exploit variations in valuation that arise from the nature of the securities held by the Fund. However, to the extent the Fund’s net asset value does not immediately reflect a change in market conditions, short-term trading may dilute the value of the Fund’s shares.
Market Timing Procedures. The Fund’s procedures include committing staff of AFS to monitor trading activity in the Fund on a regular basis by selectively reviewing transaction reports in an effort to identify trading activity that may be excessive or short-term and detrimental to the Fund. Factors considered in the monitoring process include, but may not be limited to, the frequency of transactions by the Financial Intermediary, the Fund’s investment objective(s), the size of the Fund and the dollar amount of the transaction. In the event that such trading activity is identified, and the Fund and its service providers in their sole discretion conclude that the trading may be detrimental to the Fund, the Fund reserves the right to temporarily or permanently bar your future purchases into the AIG Funds or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange between funds).
ACS has entered into agreements with Financial Intermediaries that maintain omnibus accounts with the Fund pursuant to which a Financial Intermediary undertakes to provide certain information to the Fund, including trading information, and also agrees to execute certain instructions from the Fund in connection with the Fund’s market timing policies. In certain circumstances, the Fund may rely upon the policy of a Financial Intermediary to deter short-term or excessive trading if the Fund believes that the policy of such intermediary is reasonably designed to detect and deter transactions that are not in the best interest of the Fund. A Financial Intermediary’s policy relating to short-term or excessive trading may be more or less restrictive than the Fund’s policy.
The Fund may also accept undertakings by a Financial Intermediary to enforce excessive or short-term trading policies on behalf of the Fund using alternative techniques, to the extent such techniques provide a substantially similar level of protection for the Fund against such transactions. For example, certain Financial Intermediaries may have contractual or legal restrictions that prevent them from blocking an account. In such instances, the Financial Intermediary may use alternative techniques that the Fund considers to be a reasonable substitute for such a block.
Though the implementation of the Fund’s procedures involves judgments that are inherently subjective and involves some selectivity in their application, the Fund and its service providers seek to make judgments that are consistent with the interests of the Fund’s shareholders. There is no assurance that the Fund or its service providers will gain access to any or all information necessary to detect market timing. While the Fund will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be completely eliminated.
Revocation of Market Timing Trades. Transactions placed in violation of the Fund’s market timing trading policies are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next Fund business day following receipt by the Fund.
ADDITIONAL INVESTOR SERVICES (CLASSES A AND C)
To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial adviser, or call Shareholder Services at 1-800-858-8850.
Dollar Cost Averaging lets you make regular investments from your bank account to any retail fund of your choice distributed by ACS. You determine the frequency and amount of your investments, and you can terminate your participation at any time. Dollar cost averaging
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Shareholder Account Information
does not assure a profit or protect against loss in a declining market. Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.
Retirement Plans. AIG Funds offer a range of qualified retirement plans, including IRAs, Simple IRAs, Roth IRAs, SEPs, and SARSEPs. Using these plans, you can invest in any retail fund distributed by ACS with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Shareholder Services at 1-800-858-8850.
Systematic Exchange Program may be used to exchange shares periodically of one or more other retail funds distributed by the Distributor for shares of the same class of the Fund. To use the Systematic Exchange Program:
•	Specify the fund(s) from which you would like money withdrawn and into which you would like money invested.
•	Determine the schedule: monthly, quarterly, semi-annually, annually or certain selected months.
•	Specify the amount(s). The Fund reserves the right to reject exchange requests that are less than $50.
•	Accounts must be registered identically; otherwise a Medallion Guarantee will be required.
Systematic Withdrawal Plan may be used for periodic withdrawals from your account. The periodic withdrawal amount may be determined either by specifying a fixed dollar amount or by specifying a percentage of your account assets. The periodic withdrawal amount may not exceed 12% per year based on the value of your account at the time the Systematic Withdrawal Plan is established or at the time of withdrawal. To use the Systematic Withdrawal Plan:
•	Make sure you have at least $5,000 worth of shares in your account.
•	Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you because of sales charges and taxes).
•	Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a Medallion Guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. The Fund reserves the right to reject withdrawal requests that are less than $50.
•	Determine the schedule: monthly, quarterly, semi-annually, annually or certain selected months.
•	Make sure your dividends and capital gains are being reinvested.
TAX, DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES
Account Statements. In general, account statements are provided to dealers and shareholders on a quarterly basis.
Transaction Confirmations. Generally, you will receive an account confirmation:
•	after every transaction that affects your account balance (except a dividend reinvestment, automatic purchase, automatic redemption or systematic exchange); and
•	after any change of name or address of the registered owner(s), or after certain account option changes.
Internal Revenue Service (“IRS”) Tax Forms. After the close of every calendar year, you should also receive, if applicable, an IRS Form 1099 tax information statement.
These mailings apply to accounts opened through the Fund. Accounts opened through a broker/dealer firm will receive statements from that financial institution.
Prospectuses, Annual and Semi-Annual Reports. As an alternative to regular mail, you may elect to receive these reports via electronic delivery. To enroll for this option, visit our website at www.aig.com/funds, and select the “Go Paperless” hyperlink (Note: this option is only available to accounts opened through the Fund).
Dividends. The Fund generally distributes most or all of its net earnings in the form of dividends. Income dividends, if any, are declared daily and paid monthly. The Fund pays capital gains distributions, if any, at least annually.
The Fund reserves the right to declare and pay dividends and other distributions less frequently than disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually by the Fund.
Dividend Reinvestments. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the Fund and the same share class on which they were paid. Alternatively, dividends and distributions may be reinvested in any fund distributed by ACS, or you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial adviser or call Shareholder Services at 1-800-858-8850 to change dividend and distribution payment options.
The per share dividends on Class A will generally be higher than the per share dividends on Class C, as a result of the fact that the former class is subject to lower distribution or service fees.
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Taxability of Dividends. As long as the Fund meets the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders. Unless your shares are held in a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, dividends you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. The Fund intends to make distributions that may be taxed as ordinary income and capital gains (which may be taxable at different rates depending on the length of time the Fund holds its assets).
It is not expected that dividends paid by the Fund will consist of qualified dividend income, which is taxed in the hands of individuals at long-term capital gains rates, or income on which corporations will be entitled to take a dividends-received deduction. Dividends attributable to interest from U.S. government securities will generally not be taxable at a state or local level, but certain restrictions may apply. The percentage of dividends attributable to income derived from U.S. government securities will be available after the end of each calendar year. Please consult your tax adviser.
Some dividends paid in January, if declared in the previous quarter, will be taxable as if they had been paid the previous December.
The IRS Form 1099 that typically is mailed to you after the close of every calendar year details your dividends and their federal income tax category, although you should verify your tax liability with your tax professional. Individual participants in the plans should consult their plan documents and their own tax advisers for information on the tax consequences associated with participating in the plans.
“Buying into a Dividend.” You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.
Taxability of Transactions. Any time you sell or exchange shares, it is considered a taxable event for you. Depending generally on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. An exchange of shares you currently hold in one class of the Fund for shares of another class of the Fund will generally not constitute a taxable transaction for federal income tax purposes. You should talk to your tax adviser before making an exchange.
Taxes. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Distributions are subject to federal income tax and may be subject to state or local taxes. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same. A substantial portion of the Fund’s distributions are likely to be taxed as ordinary income and there can be no assurance as to the portion of distributions that will be treated as long-term capital gains.
When you sell or exchange Fund shares, you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. After the close of each calendar year, the Fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year. An exchange of shares you currently hold in one class of the Fund for shares of another class of the Fund will generally not constitute a taxable transaction for federal income tax purposes. You should talk to your tax adviser before making an exchange.
Regulations require the Fund to report to the IRS, and furnish to shareholders, the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost. In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.
Remember, there may be taxes on transactions. Because the Fund’s share price fluctuates, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.
Returns of capital can occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If the Fund were to distribute amounts in excess of its current and accumulated earnings and profits, such amounts would be considered a non-taxable return of capital to a Fund shareholder to the extent of such shareholder’s remaining basis and a taxable capital gain for amounts in excess of remaining basis. A non-taxable return of capital reduces a shareholder’s basis in the shareholder’s Fund shares, potentially increasing the gain realized or decreasing the loss realized upon redemption from the Fund. If a non-taxable return of capital occurs, it will be identified in notices to shareholders.
Other Tax Considerations. If you are not a resident or a citizen of the United States or if you are a foreign entity (other than a pass-through entity owned by U.S. persons), ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% United States withholding tax, unless a lower treaty rate applies or unless the dividends are reported by the Fund as being paid in respect of the Fund’s “qualified net interest income” or “qualified short-term capital gains,” as discussed in the SAI.
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Shareholder Account Information
However, withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares in the Fund. In addition, a 30% withholding tax is imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the Internal Revenue Service information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. For more information about these requirements, see the SAI.
A 3.8% Medicare contribution tax is imposed on net investment income, including, among other things, dividends, interest and net gain from investments, of U.S. individuals with incomes exceeding $200,000 ($250,000 if married filing jointly), and estates and trusts.
By law, the Fund must apply backup withholding to your distributions and redemption proceeds if you have not provided a taxpayer identification number or social security number.
This section summarizes some of the consequences under current U.S. federal income tax law of an investment in the Fund. It is not a substitute for professional tax advice. Consult your tax adviser about the potential tax consequences of an investment in the Fund under all applicable laws.
Small Accounts (Other than Class W). If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Alternatively, you may be charged a $24.00 annual charge to maintain your account. Your account will not be closed if its drop in value is due to Fund performance or the effects of sales charges, or administrative fees (for retirement plans only). Certain minimum balance requirements may be waived at SunAmerica’s discretion. The involuntary redemptions in small accounts described above do not apply to shares held in omnibus accounts maintained by Financial Intermediaries.
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More Information About the Fund
FUND INVESTMENT STRATEGIES
The Fund has its own investment goal and a strategy for pursuing it. The chart summarizes information about the Fund’s investment approach. Following this chart is a Glossary that further describes the investment and risk terminology that we use. Please review the Glossary in conjunction with this chart.
The investment goal of the Fund may be changed without shareholder approval.
AIG SENIOR FLOATING RATE FUND
What is the Fund’s investment goal?	As high a level of current income as is consistent with the preservation of capital
What principal investment strategy does the Fund use to implement its investment goal?	Investing in senior secured floating rate loans and other institutionally traded secured floating debt obligations
What are the Fund’s principal investment techniques?	Investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in senior secured floating rate loans and other institutionally traded secured floating rate debt obligations. The Fund may also purchase both investment grade and high yield fixed income securities and money market instruments, although the Fund may not invest more than 10% of its total assets in high yield fixed income securities. The Fund may invest in foreign securities, including up to 10% of its total assets in non-U.S. dollar denominated Loans and non-U.S. dollar denominated high yield fixed income securities, and up to 25% of its total assets in U.S. dollar denominated Loans issued by non-U.S. companies.
What are the Fund’s other significant (non-principal) investments?	Illiquid investments
What other types of securities may the Fund normally invest in as part of efficient portfolio management and which may produce some income?	Defensive instruments Borrowing for temporary or emergency purposes (up to 33 1⁄3%) Credit default swaps Currency transactions

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More Information About the Fund
AIG SENIOR FLOATING RATE FUND
What risks may affect the Fund?	PRINCIPAL RISKS:
• General risks relating to the Loans
• Credit quality risk
• Collateral impairment risk
• Foreign securities risk
• Interest rate fluctuations risk
• LIBOR Risk
• Securities selection risk
• Economic and general market volatility risk
• Prepayment risk
• Redemption risk
• Loan settlement risk
NON-PRINCIPAL RISKS:
• Illiquid investments risk
• Affiliated fund rebalancing risk
• Counterparty risk
• Credit default swap risk
• Derivatives risk
• Hedging risk

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Glossary
The two best-known debt rating agencies are S&P Global Ratings (“S&P”), a Division of S&P Global, Inc., and Moody’s Investors Service, Inc.
Investment and Other Terminology
Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund as a result of the investments in shares of one or more “acquired funds,” as defined in the registration form applicable to the Fund, which generally includes investments in other mutual funds, hedge funds, private equity funds and other pooled investment vehicles.
An assignment is purchased from a lender of a Loan and typically results in the purchaser succeeding to all rights and obligations under the Loan agreement between the assigning lender and the Borrower. However, Assignments may be arranged through private negotiations, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning lender.
The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers components for government, government-related, corporate, mortgage pass-through, commercial mortgage-backed, and asset-backed securities. Indices are not managed and an investor cannot invest directly in an index.
A bond includes all fixed income securities other than short-term commercial paper and preferred stock.
The Fund may borrow for temporary or emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return.
Credit default swaps are agreements between two parties: a buyer of credit protection and a seller of credit protection. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no default or other designated credit event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a default or designated credit event does occur, the seller of credit protection must pay the buyer of credit protection the full value of the reference obligation. As the seller of credit protection, the Fund would effectively add leverage because, in addition to its net assets, the Fund would be subject to investment exposure on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).
Defensive instruments include high quality fixed income securities, repurchase agreements and other money market instruments. The Fund may make temporary defensive investments in response to adverse market, economic, political or other conditions. When the Fund takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, the Fund may not achieve its investment goal.
Fixed income securities generally provide consistent interest or dividend payments. They include corporate bonds, notes, debentures, preferred stocks, convertible securities, U.S. government securities, U.S. government-related mortgage-backed securities, and commercial mortgage-backed and asset-backed securities. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders. An investment grade fixed income security is rated in one of the top four ratings categories by a debt rating agency (or is considered to be of comparable quality by the adviser or subadviser, as applicable).
Foreign securities are issued by companies located outside of the United States, including emerging markets, and include foreign debt obligations. Foreign securities may include American Depositary Receipts or other similar securities that convert into foreign securities, such as European Depositary Receipts and Global Depositary Receipts.
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More Information About the Fund
High yield securities are securities rated below investment grade by S&P or Moody’s or unrated securities determined by SunAmerica to be of equivalent quality. These securities are commonly referred to as “high yield” or “junk” securities.
Illiquid investments are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
Money market instruments purchased by the Fund are high-quality short-term debt obligations. The money market instruments in which the Fund will invest include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities; certificates of deposit, bankers’ acceptances and time deposits; commercial paper and other short-term obligations of U.S. and foreign corporations; repurchase agreements and reverse repurchase agreements.
Participations are interests in Loans acquired from a lender of a Loan or from other owners of Participations (a “Participant”). In either case, the purchaser does not establish any direct contractual relationship with the Borrower. The purchaser of a Participation is required to rely on the lender or the Participant that sold the Participation not only for the enforcement of its rights under the Loan agreement against the Borrower but also for the receipt and processing of payments due under the Loan. Therefore, the owner of a Participation is subject to the credit risk of both the Borrower and a lender or Participant.
The S&P/LSTA Leveraged Loan Index is a daily total return index that uses LSTA/LPC Mark-to-Market Pricing to calculate market value change. On a real-time basis, the S& P/LSTA Leveraged Loan Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the S&P/LSTA Leveraged Loan Index represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Indices are not managed and an investor cannot invest directly in an index.
Senior floating rate loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of senior floating rate loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior floating rate loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. Senior floating rate loans are negotiated between a Borrower and one or more financial institution lenders (the “Lenders”) represented by one or more Lenders acting as an agent of all Lenders.
When-issued, delayed delivery transactions generally involve the purchase or sale of a security with payment and delivery at some time in the future (i.e., beyond normal settlement).
A zero-coupon security is a fixed-income security that makes no periodic interest payments but instead is sold at a deep discount from its face value.
Risk Terminology
Affiliated Fund Rebalancing Risk. The Fund may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Fund may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Collateral Impairment Risk. Collateral impairment is the risk that the value of the collateral for a Loan will fall or lack liquidity, which would adversely affect the Loan’s value. The Fund expects to invest in collateralized Loans, which are Loans secured by other things of value the Borrower owns. Any type of decline in the value of collateral could cause the Loan to become undercollateralized or unsecured. In this case, there is usually no requirement to pledge more collateral. The Fund may invest in Loans that are guaranteed or collateralized by the shareholders of private companies.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. In the event of a bankruptcy or insolvency of a counterparty, the Fund could experience delays in liquidating the positions and significant losses, including declines in the value of its
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investment during the period in which the Fund seeks to enforce its rights, inability to realize any gains on its investment during such period and fees and expenses incurred in enforcing its rights.
Credit Default Swap Risk. Credit default swaps increase credit risk when the Fund is the seller and increase counterparty risk when the Fund is the buyer. Credit default swap transactions in which the Fund is the seller may require the Fund to liquidate securities when it may not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. The absence of a central exchange or market for swap transactions has led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Commodity Futures Trading Commission (“CFTC”) rules require certain credit default swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is designed to reduce counterparty credit risk, in some cases it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As certain swaps become more standardized, the CFTC may require other swaps to be centrally cleared and traded, which may make it more difficult for the Fund to use swaps to meet its investment needs. The Fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The Fund will assume the risk that the clearinghouse may be unable to perform its obligations.
Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd Frank Act”), regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of over-the-counter swaps with the Fund. Shares of investment companies (other than money market funds) may not be posted as collateral under these regulations. The additional requirements for posting of initial margin in connection with over-the-counter swaps will be phased-in through 2021. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to over-the-counter swaps, along with additional regulations under the Dodd-Frank Act regarding clearing and mandatory trading (discussed above) and trade reporting of derivatives, generally have increased the costs of trading in these instruments and, as a result, may affect returns to investors in the Fund.
Credit Quality Risk. The Fund’s investments in Loans or other securities (e.g., unsecured loans or high yield securities) that are rated below investment grade are subject to the risks of lower rated securities. A lower rated issuer is more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. In addition to the risk of default, lower quality Loans and other securities may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other Loans and securities.
Derivatives Risk. Derivatives, including options and futures, are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.
Economic and General Market Volatility Risk. Economic and other events (whether real or perceived) can reduce the demand for certain senior floating rate loans or senior floating rate loans generally, which may reduce market prices and cause the Fund’s net asset value to fall. The frequency and magnitude of such changes cannot be predicted.
Foreign Securities Risk. Investments in foreign countries are subject to several risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. In addition, there may be less publicly available information about a foreign company, and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local, political or economic developments and governmental actions. Investments in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors and may have restrictions on foreign ownership of investments or impose other restrictions or controls that would adversely affect the liquidity of the Fund’s investments. Consequently, foreign securities may have less liquidity, be more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market country.
General Risks Relating to the Loans. Loans in which the Fund will invest are primarily highly-leveraged Loans made in connection with recapitalizations, acquisitions, leveraged buyouts and refinancings. The Loans have floating rates of interest that reset periodically and generally are tied to a rate such as the London Interbank Offered Rate for 90-day dollar deposits. Generally, the Loans are secured and hold the most senior position in the Borrower’s capitalization structure or share the senior position with other senior debt securities of the Borrower. This capital structure position generally gives holders of the Loans a priority claim on some or all of a Borrower’s assets in the event of a default. Such Borrowers are more likely to default on their payments of interest and principal owed to the Fund than issuers of investment grade bonds, and such defaults could reduce the Fund’s net asset value per share and income distributions. Such Loans are subject to greater credit risks than certain other debt instruments in which the Fund may invest, including the possibility
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More Information About the Fund
of a default or bankruptcy of the Borrower. An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs.
No active trading market may exist for many Loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively-traded Loans. In addition, Loans may have contractual restrictions on resale, which can delay the sale and adversely impact the sales price.
Hedging Risk. Hedging is a strategy in which the portfolio managers use a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or in exchange rates. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains. The Fund is not required to engage in hedging.
Illiquid Investments Risk. Certain securities may be difficult or impossible to sell at the time and the price that the seller would like. In addition, while not necessarily illiquid investments, the Loans in which the Fund primarily invests are generally not listed on any exchange and the secondary market for those senior Loans is comparatively illiquid relative to markets for other fixed income securities. Consequently, obtaining valuations for those Loans may be more difficult than obtaining valuations for actively-traded securities. Thus, the value upon disposition on any given Loan may differ from its current valuation.
Interest Rate Fluctuations Risk. Loans and other securities are subject to the risk of increases in prevailing interest rates, which can cause the price of the Loan or other security to fall, although investments in Loans and other floating rate securities reduce this risk. While the interest rates on the Loans adjust periodically, these rates may not correlate to prevailing interest rates during the periods between rate adjustments. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effects of potential government fiscal policy initiatives and resulting market reaction to those initiatives.
LIBOR Risk. A Fund’s investments, payment obligations and financing terms may be based on floating rates, such as London Interbank Offer Rate (“LIBOR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. This announcement and any additional regulatory or market changes may have an adverse impact on a Fund or its investments.
In advance of 2021, regulators and market participants will work together to identify or develop successor Reference Rates. Additionally, prior to 2021, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to a Fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by a Fund or on its overall financial condition or results of operations. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect a Fund’s performance and/or net asset value.
Loan Settlement Risk. Transactions in Loans may settle on a delayed basis, resulting in the proceeds from the sale of a Loan not being available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders.
Prepayment Risk. Prepayment risk is the possibility that the principal of a Loan or fixed income security may be prepaid prior to its maturity. As a rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. The overall interest rate environment, general business conditions, an issuer’s financial condition and competitive conditions among lenders are also factors that may increase or decrease the frequency of prepayments. Prepayments may reduce the potential for price gains and may result in the Fund having to reinvest proceeds of these securities at lower interest rates.
Redemption Risk. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the Fund’s net asset value per share to decline.
Securities Selection Risk. A strategy used by the Fund, or securities selected by its portfolio manager(s), may fail to produce the intended return.
26

Fund Management
Adviser. SunAmerica selects and manages the Fund’s investments, provides various administrative services and supervises the daily business affairs of a Fund, except to the extent it has delegated portfolio management of a Fund to a subadviser. SunAmerica may select subadvisers to manage all or certain portions of a Fund. SunAmerica and/or the subadvisers, as the case may be, are responsible for decisions to buy and sell securities, selection of broker-dealers and negotiation of commission rates for a Fund. SunAmerica may terminate any agreement with any subadviser without shareholder approval at any time. Moreover, SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Fund with unaffiliated subadvisers approved by the Board without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated subadvisers for new or existing funds, change the terms of particular agreements with unaffiliated subadvisers or continue the employment of existing unaffiliated subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders of a Fund have the right to terminate an agreement with subadvisers for a Fund at any time by a vote of the majority of the outstanding voting securities of a Fund. Shareholders will be notified of any subadviser changes that are made pursuant to the exemptive order. The termination and subsequent replacement of a subadviser can increase transaction costs and portfolio turnover rates, which may result in distributions of short-term capital gains and other tax consequences to shareholders. The order also permits the Fund to disclose subadviser fees only in the aggregate to the extent there is more than one subadviser of the Fund.
SunAmerica is located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311. SunAmerica was organized in 1982 under the laws of Delaware, and managed, advised or administered approximately $80.98 billion of assets as of February 28, 2020. SunAmerica serves as investment adviser, manager and/or administrator for each of VALIC Company I, VALIC Company II, Anchor Series Trust, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., Seasons Series Trust, SunAmerica Series Trust, SunAmerica Series, Inc., SunAmerica Specialty Series, and SunAmerica Senior Floating Rate Fund, Inc.
For the fiscal year ended December 31, 2019, the total advisory fee, net of any applicable waivers, received by SunAmerica from the Fund pursuant to its Investment Advisory and Management Agreement as a percentage of the Fund’s average daily net assets was 0.63%.
Pursuant to an Expense Limitation Agreement, SunAmerica has contractually agreed to waive its fees and/or reimburse expenses to the extent noted in the footnotes of the Fees and Expenses Table in this Prospectus for a Fund and/or the SAI. SunAmerica also may voluntarily waive or reimburse additional amounts to increase the investment return to a Fund’s investors.
Pursuant to an Advisory Fee Waiver Agreement, effective through April 30, 2021, SunAmerica is contractually obligated to waive its advisory fee with respect to the Fund so that the advisory fee payable by the Fund to SunAmerica equals 0.63% on the first $2 billion of average daily net assets and 0.58% above $2 billion of average daily net assets. This agreement may be modified or discontinued prior to April 30, 2021 only with the approval of the Board, including a majority of the Independent Directors.
A discussion regarding the basis for the Board’s approval of the Investment Advisory and Management Agreement of a Fund is available in a Fund’s semi-annual report to shareholders for the period ended June 30.
Please see additional information on the distribution-related payments made by SunAmerica under the section entitled “Distributor.”
PORTFOLIO MANAGER
AIG Senior Floating Rate Fund. Investment decisions for the Fund are made by a team of Wellington Management investment professionals led by Jeffrey W. Heuer, the portfolio manager. The SAI provides additional information about the portfolio manager’s compensation, other accounts under management and ownership of the Fund’s shares.
Jeffrey W. Heuer, CFA
Managing Director (Wellington Management)
Jeffrey W. Heuer, CFA, is Managing Director and Fixed Income Portfolio Manager of Wellington Management and has served as Portfolio Manager of the Fund since 2009. Mr. Heuer joined Wellington Management as an investment professional in 2001. Mr. Heuer received his MBA, with distinction, from the University of Pennsylvania (Wharton, 1994) and his BA from Williams College (1989). Additionally, Mr. Heuer holds the CFA designation.
Subadviser. Wellington Management, the subadviser to the Fund, is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, MA 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of February 28, 2020, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1,155 billion in assets. SunAmerica, and not the Fund, compensates Wellington Management for its services.
  27

Fund Management
Pursuant to a Subadvisory Agreement between SunAmerica and Wellington Management, SunAmerica pays Wellington Management a subadvisory fee equal to an annual rate of 0.30% of average daily net assets on the first $500 million and 0.25% thereafter. Pursuant to a Subadvisory Fee Waiver Agreement between SunAmerica and Wellington Management, Wellington Management shall waive its subadvisory fee under the Subadvisory Agreement with respect to the Fund so that the subadvisory fee payable by SunAmerica to Wellington Management is equal to 0.14% of the Fund’s average daily net assets. The Subadvisory Fee Waiver Agreement shall continue in effect through April 30, 2021, and from year to year thereafter provided such continuance is agreed to by Wellington Management and approved by a majority of the Directors of the Fund.
A discussion regarding the basis for the Board’s approval of the Subadvisory Agreement of a Fund is available in a Fund’s semi-annual report to shareholders for the period ended June 30.
Distributor. ACS, the Distributor, distributes a Fund’s shares. The Distributor, a SunAmerica affiliate, receives any applicable front-end and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under a Fund’s Class A and Class C Rule 12b-1 Plans.
The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including in some instances, affiliates of the Distributor in connection with sales of shares of the Funds). This compensation may include: (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A and Class C shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Funds, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant number of shares of the Fund. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. Compensation may also include various forms of non-cash compensation offered through permissible sales contests or otherwise. Broker-dealers may not use sales of a Fund’s shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority, Inc. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933, as amended.
In certain instances, SunAmerica or its affiliates may pay distribution-related expenses, including providing the additional compensation to broker-dealers or other Financial Intermediaries described above. In addition, SunAmerica, the Distributor or their affiliates (including the Administrator) may make substantial payments to broker-dealers or other Financial Intermediaries and service providers for distribution and/or shareholder servicing activities. Some of these distribution-related payments may be made to dealers or Financial Intermediaries for marketing, promotional, administrative and/or recordkeeping services that may promote sales of Fund shares; these payments are often referred to as “revenue sharing.” Such payments may be based on various factors, including levels of assets and/or sales (based on gross or net sales or some other criteria) of one or more funds managed and/or administered by SunAmerica. In some circumstances, those types of payments may relate to one or more Funds’ inclusion on a Financial Intermediary’s preferred list of funds offered to its clients or may create an incentive for a broker-dealer or other Financial Intermediary or its representatives to recommend or offer shares of the Funds to its customers over other funds that do not have sponsors making similar payments. You should ask your broker-dealer or financial intermediary for more details about any such payments it receives.
Payments by SunAmerica are out of its own resources, including the profits from its advisory fees. Payments by the Distributor may be out of its own resources or fees it receives under a Fund’s Class A and Class C Rule 12b-1 Plans. Payments by other affiliates are out of their own resources.
Administrator. Pursuant to an Administrative Services Agreement, SunAmerica acts as the Fund’s administrator and is responsible for providing administrative services and supervising the performance by others who provide administrative services in connection with the operations of the Fund, subject to supervision by the Fund’s Board of Directors. For these services, the Fund pays SunAmerica a fee at the annual rate of 0.20% of the Fund’s average daily net assets.
Financial Institution Compensation. If you purchase shares of a Fund through a Financial Institution, the Fund, SunAmerica, the Distributor or their affiliates may pay the Financial Institution for the sale of Fund shares and related services, as described above. These payments may create a conflict of interest by influencing the Financial Institution and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Financial Institution’s website for more information.
The SAI contains additional information about payments made to Financial Institutions.
Servicing Agent. AFS, the Servicing Agent, assists the Transfer Agent in providing shareholder services.
The Servicing Agent, a SunAmerica affiliate, is paid a monthly fee by a Fund for its services at the annual rate of 0.22% of average daily net assets of Class A, Class C and Class W shares. The Servicing Agent may also receive reimbursements from a Fund of its costs in providing shareholder services, which include all direct transfer agency fees and out-of-pocket expenses.
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SunAmerica, the Distributor and Servicing Agent are located in Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311 and 2919 Allen Parkway, Houston, Texas 77019.
  29

Financial Highlights
The Financial Highlights table for a Fund is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with a Fund’s financial statements, are incorporated by reference in the SAI, which is available upon request.
AIG Senior Floating Rate Fund
Period Ended	Net Asset Value, beginning of period	Net investment income(1)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Dividends from net realized gains on investments	Total Distri- butions	Net Asset Value, end of period	Total Return(2)	Net Assets, end of period (000’s)	Ratio of expenses to average net assets(3)	Ratio of net investment income to average net assets(3)	Portfolio Turnover
Class A
12/31/15	$8.05	$0.33	$(0.44)	$(0.11)	$(0.33)	$—	$(0.33)	$7.61	(1.42)%	$114,375	1.45%	4.14%	48%
12/31/16	7.61	0.31	0.44	0.75	(0.30)	—	(0.30)	8.06	10.08	131,640	1.45	3.95	60
12/31/17	8.06	0.30	0.03	0.33	(0.30)	—	(0.30)	8.09	4.14	93,346	1.45	3.69	68
12/31/18	8.09	0.33	(0.36)	(0.03)	(0.35)	—	(0.35)	7.71	(0.41)	113,869	1.22	4.21	44
12/31/19	7.71	0.36	0.21	0.57	(0.38)	—	(0.38)	7.90	7.49	95,402	1.02	4.59	34
Class C
12/31/15	$8.05	$0.31	$(0.45)	$(0.14)	$(0.31)	$—	$(0.31)	$7.60	(1.85)%	$172,236	1.75%	3.84%	48%
12/31/16	7.60	0.29	0.44	0.73	(0.28)	—	(0.28)	8.05	9.76	155,688	1.75	3.68	60
12/31/17	8.05	0.28	0.03	0.31	(0.27)	—	(0.27)	8.09	3.96	135,902	1.75	3.38	68
12/31/18	8.09	0.31	(0.38)	(0.07)	(0.32)	—	(0.32)	7.70	(0.90)	95,038	1.61	3.77	44
12/31/19	7.70	0.34	0.20	0.54	(0.35)	—	(0.35)	7.89	7.08	73,506	1.42	4.19	34
Class W
04/20/17@- 12/31/17	$8.11	$0.25	$(0.03)	$ 0.22	$(0.22)	$—	$(0.22)	$8.11	2.69%	$ 19,790	1.25% (4)	3.72% (4)	68%
12/31/18	8.11	0.35	(0.37)	(0.02)	(0.37)	—	(0.37)	7.72	(0.34)	28,615	1.02	4.43	44
12/31/19	7.72	0.37	0.22	0.59	(0.39)	—	(0.39)	7.92	7.70	36,715	0.82	4.78	34

(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load but does include expense reimbursements.
(3)	Net of the following expense waivers and/or reimbursements, if applicable (based on average daily net assets):

	12/31/15	12/31/16	12/31/17	12/31/18	12/31/19
Class A	0.34%	0.33%	0.38%	0.64%	0.81%
Class C	0.44	0.42	0.48	0.65	0.81
Class W	—	—	0.50 (4)	0.69	0.85
(4)	Annualized
@	Inception date of class.
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Financial Intermediary-Specific Sales Charge Waiver Policies
MERRILL LYNCH
Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-End Sales Charge Waivers for Class A Shares available at Merrill Lynch
•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
•	Shares purchased through a Merrill Lynch affiliated investment advisory program
•	Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
•	Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement
CDSC Waivers on Class A, B and C Shares available at Merrill Lynch
•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•	Shares acquired through a right of reinstatement
•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)
•	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Front-End Sales Charge Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
•	Breakpoints as described in this prospectus.

Financial Intermediary-Specific Sales Charge Waiver Policies
•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)
AMERIPRISE FINANCIAL
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:
The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:
Shareholders purchasing Class A shares through an Ameriprise Financial platform will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:
•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SARSEPs.
•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).
•	Shares purchased by third-party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
•	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.
•	Shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
Edward D. Jones & Co. MUTUAL FUND POLICIES
Sales Waivers and Reductions in Sales Charges
•	Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the mutual fund prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of AIG Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints
Rights of Accumulation (ROA)
•	The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of AIG Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.
•	ROA is determined by calculating the higher of cost or market value (current shares x NAV).
Letter of Intent (LOI)
•	Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
•	Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.
•	Shares purchased in an Edward Jones fee-based program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•	Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.
•	Shares exchanged into class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
•	Exchanges from class C shares to class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (CDSC) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
•	The death or disability of the shareholder
•	Systematic withdrawals with up to 10% per year of the account value
•	Return of excess contributions from an Individual Retirement Account (IRA)
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations
•	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones

Financial Intermediary-Specific Sales Charge Waiver Policies
•	Shares exchanged in an Edward Jones fee-based program
•	Shares acquired through NAV reinstatement
Other Important Information
Minimum Purchase Amounts
•	$250 initial purchase minimum
•	$50 subsequent purchase minimum
Minimum Balances
•	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
•	A fee-based account held on an Edward Jones platform
•	A 529 account held on an Edward Jones platform
•	An account with an active systematic investment plan or letter of intent (LOI)
Changing Share Classes
•	At any time, it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.
Janney Montgomery Scott LLC (“Janney”)
Effective May 1, 2020, shareholders purchasing fund shares through a Janney Montgomery Scott LLC (“Janney”) account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-end sales charge waivers on Class A shares available at Janney
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
Sales charge waivers on Class A and C shares available at Janney
Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the fund’s Prospectus.
•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Janney: breakpoints, and/or rights of accumulation
•	Breakpoints as described in the fund’s Prospectus.
•	Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
MORGAN STANLEY
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
•	Shares purchased through a Morgan Stanley self-directed brokerage account.
•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
Oppenheimer & Co.
Effective February 26, 2020, shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO
•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•	Shares purchased by or through a 529 Plan
•	Shares purchased through a OPCO affiliated investment advisory program
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•	Shares purchased form the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).
•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
•	Employees and registered representatives of OPCO or its affiliates and their family members

Financial Intermediary-Specific Sales Charge Waiver Policies
•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on A, B and C Shares available at OPCO
•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the prospectus
•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
•	Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
•	Breakpoints as described in this prospectus.
•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
RAYMOND JAMES
Intermediary-Defined Sales Charge Waiver Policies
The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.
Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James
•	Shares purchased in an investment advisory program.
•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Classes A, B and C shares available at Raymond James
•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent
•	Breakpoints as described in this prospectus.
•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

For More Information
The following documents contain more information about the Fund and are available free of charge upon request:
Annual and Semi-annual Reports. Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s Annual and Semi-annual Reports. In the Fund’s Annual Report, you will find a discussion of the investment operations and the factors that significantly affected the Fund’s performance during its last fiscal year.
Statement of Additional Information (SAI). The SAI contains additional information about the Fund’s policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference, which means it is legally part of this Prospectus.
You may obtain copies of these documents or ask questions about the Fund by contacting AIG Fund Services, Inc. at 800-858-8850, by visiting our website at http://aigfunds.onlineprospectus.net/AIGFunds/FundDocuments/index.html, or by calling your broker or financial adviser.
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•	Access year-to-date tax summary information
•	View the dealer information on your account(s)
For Broker/Dealers: You can view your clients’ account information online by visiting our website at www.aig.com/funds and clicking on the “Financial Advisors” link and following the registration prompt which will bring you to the Advisor Center where you will need to click on the DST Vision link. Please call 800-858-8850, x6003 for registration assistance, if needed.
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Enroll for electronic delivery of Prospectuses and Annual Reports by visiting our website at www.aig.com/funds and clicking on the “Go Paperless!” icon to register. Why Go Paperless?
•	Immediate receipt of important Fund information
•	Elimination of bulky documents from personal files
•	Reduction of the Fund’s printing and mailing costs
Once enrolled, paper copies of these documents will be replaced with an e-mail notification that they are available on the Internet. You can even notify us online if your e-mail address changes. You may cancel your enrollment at any time. Please note that the e-mail address you provide will be kept confidential and will only be used for purposes related to the Fund. All personal information is encrypted and is completely secure.
Reports and other information (including the SAI) about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s website at http://www.sec.gov and copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.
DISTRIBUTOR: AIG Capital Services, Inc.
INVESTMENT COMPANY ACT
File No. 811-08727

Why Choose Electronic Delivery?
It’s Quick — Fund documents will be received faster than via traditional mail.
It’s Convenient — Elimination of bulky documents from personal files.
It’s Cost Effective — Reduction of your Fund’s printing and mailing costs.
To sign up for electronic delivery, follow
these simple steps:
1	Go to www.aig.com/funds
2	Click on the link to “Go Paperless!”
The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.
You can return to www.aig.com/funds at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.
Please note — this option is only available to accounts opened through the Funds.

For information on receiving this report online, see inside back cover.

Distributed by AIG Capital Services, Inc.
Investors should carefully consider a Fund’s investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, the AIG Funds Sales Desk at 800-858-8850, ext. 6003, or at aig.com/funds. Read the prospectus carefully before investing.
SFPRO - 4/20

SUNAMERICA SENIOR FLOATING RATE FUND, INC.

Statement of Additional Information
dated April 29, 2020
Harborside 5 185 Hudson Street, Suite 3300 Jersey City, NJ 07311	General Marketing and Shareholder Information (800) 858-8850
SunAmerica Senior Floating Rate Fund, Inc. (the “Corporation”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Corporation currently consists of one series: the AIG Senior Floating Rate Fund (the “Fund”). The Fund seeks as high a level of current income as is consistent with preservation of capital.
This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with a Fund’s Prospectus, dated April 29, 2020, as it may be amended or supplemented from time to time (the “Prospectus”). This SAI expands upon and supplements the information contained in the current Prospectus of a Fund, and it should be read in conjunction with the Prospectus. A Prospectus is incorporated by reference into this SAI, and this SAI is incorporated by reference into a Prospectus. A Fund’s audited financial statements are incorporated into this SAI by reference to its 2019 annual report to shareholders. You may request a copy of a Fund’s Prospectus, annual report and semi-annual report, when available, at no charge by calling 1-800-858-8850. Capitalized terms used herein but not defined have the meanings assigned to them in a Prospectus.
Class	Ticker Symbols
A Shares	SASFX
C Shares	NFRCX
W Shares	NFRWX

No dealer, salesperson or other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, SunAmerica Asset Management, LLC or AIG Capital Services, Inc. This SAI and the Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not lawfully be made.
i

THE CORPORATION
SunAmerica Senior Floating Rate Fund, Inc. (the “Corporation”) is an open-end, diversified management investment company organized as a Maryland corporation in 1998. The Corporation’s principal office is located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311. The Corporation has one series, the AIG Senior Floating Rate Fund (the “Fund”).
On August 29, 2001, American International Group, Inc. (“AIG”), a Delaware corporation, acquired American General Corp., American General Asset Management Corp. (“AGAM”) and American General Funds Distributors, Inc. (“AGFD”) (the “Merger”). Since SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) is also a subsidiary of AIG, in order to facilitate restructuring and eliminate duplication of functions, which became apparent in the Merger, pursuant to approval by shareholders on October 19, 2001, SunAmerica replaced AGAM as the manager to the Fund on November 16, 2001. Also as part of this restructuring, the Corporation’s name changed from the North American Senior Floating Rate Fund to the SunAmerica Senior Floating Rate Fund, Inc.
On October 4, 2006, the Corporation converted from a closed-end investment company into an open-end investment company.
Effective July 24, 2009, Wellington Management Company LLP (“Wellington Management”) became the Fund’s subadviser. Previously, AIG Global Investment Corporation had been the Fund’s subadviser since January 1, 2005. Prior to that, Stanfield Capital Partners LLC had been the Fund’s subadviser since June 1, 2001. Prior to that, CypressTree Investment Management Company, Inc. had been subadviser to the Fund. In addition, effective November 16, 2001, AIG Capital Services, Inc. (“ACS”), an affiliate of SunAmerica, became the distributor for the Corporation. Previously, AGFD served as distributor for the Fund.
Effective as of the close of business on June 26, 2009 (the “Liquidation Date”), the Corporation liquidated its Class B, Class D and Class Q shares, as well as those Class C shares purchased before August 18, 1999 (“Old Class C Shares”), including those shares purchased through the reinvestment of dividends and distributions paid on Old Class C Shares and held in a separate sub-account that were eligible for conversion to Class Q shares.
On January 19, 2017, the Board of Directors (the “Board of Directors,” the “Board” or the “Directors”) approved the creation of Class W shares of the Fund.
On November 18, 2016, the Board approved a change in the name of the SunAmerica Senior Floating Rate Fund to the “AIG Senior Floating Rate Fund,” effective February 28, 2017.
On April 20, 2017, Class W shares of the Fund commenced offering.
INVESTMENT OBJECTIVE(S) AND POLICIES
The investment objective(s) and policies for a Fund are described in the Fund’s Prospectus. Certain types of securities and financial instruments in which a Fund may invest and certain investment practices the Fund may employ, which are described under “More Information About the Fund” in the Prospectus, are discussed more fully below. A Fund’s investment objective(s), principal investment strategies and principal investment techniques may be changed without shareholder approval. You will receive at least 60 days’ notice of any change to the 80% investment policy of a Fund. Unless otherwise specified, a Fund may invest in the below securities or financial instruments, or make use of the below investment techniques, but it is not obligated to do so. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise. References to the “Fund” in this SAI shall mean any Fund, as applicable.
The investment goal of the Fund is to provide as high a level of current income as is consistent with the preservation of capital. The Fund’s principal investment strategy is investing in senior secured floating rate loans. The principal investment technique of the Fund is investing in senior secured floating rate loans and other institutionally traded secured floating rate debt obligations (“Loans”). Under normal circumstances, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in such securities. The Fund may invest in Loans directly or by purchasing Assignments or Participations (each, as defined below). The Fund may also purchase both investment grade and high yield fixed income securities and money market instruments, although the Fund may not invest more than 10% of its total assets in high yield fixed income securities. The Fund may invest in foreign securities, including up to 10% of its total assets in non-U.S. dollar denominated Loans and non-U.S. dollar denominated high yield fixed income securities and up to 25% of its total assets in U.S. dollar denominated Loans issued by non-U.S. companies.

Loans consist generally of direct obligations of companies (collectively, “Borrowers”), primarily U.S. companies or their affiliates, undertaken to finance the growth of the Borrower’s business, internally or externally, or to finance a capital restructuring. The Fund will invest primarily in highly-leveraged Loans made in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings.
In selecting Loans, the Fund will employ credit standards established by Wellington Management. The Fund will purchase Loans only if, in the judgment of Wellington Management, the Borrower can meet debt service on the Loan (except in the case of Discount Loans as defined below). The Fund will acquire Loans that are, in the judgment of Wellington Management, in the category of senior debt of the Borrower and that generally hold the most senior position in the Borrower’s capitalization structure. A Borrower must also meet other criteria established by Wellington Management and deemed by it to be appropriate to the analysis of the Borrower and the Loan.
Wellington Management’s primary consideration in selecting Loans for investment by the Fund is the Borrower’s creditworthiness. Some of the Loans in which the Fund invests are not currently rated by any nationally recognized statistical rating organization. The Fund has no minimum rating requirement for Loans. The quality ratings assigned to other debt obligations of a Borrower are generally not a material factor in evaluating Loans because these rated obligations typically will be subordinated to the Loans and will be unsecured. Instead, Wellington Management will perform its own independent credit analysis of the Borrower. This analysis will include an evaluation of the Borrower’s industry and business, its management and financial statements, and the particular terms of the Loan that the Fund may acquire. Wellington Management will use information prepared and supplied by the Agent (as defined below) or other participants in the Loans. Wellington Management will continue to analyze in a similar manner on an ongoing basis any Loan in which the Fund invests. There can be no assurance that the Fund will be able to acquire Loans satisfying the Fund’s investment criteria at acceptable prices.
Loans
Characteristics of Loans
Each Loan will be secured by collateral that Wellington Management believes to have a market value, at the time of acquiring the Loan, which equals or exceeds the principal amount of the Loan (except in the case of Discount Loans as defined below). The value of the collateral underlying a Loan may decline after purchase, with the result that the Loan may no longer be fully secured. The Fund will not necessarily dispose of such a Loan, even if the collateral impairment of a Loan would result in the Fund having less than 80% of its assets in fully secured Loans.
The Loans typically will have a stated term of five to seven years. However, because the Loans typically amortize principal over their stated life and are frequently prepaid, their average life is expected to be two to four years. The degree to which Borrowers prepay Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the Borrower’s financial condition, and competitive conditions among lenders. Accordingly, prepayments cannot be predicted with accuracy. Prepayments generally will not have a material effect on the Fund’s performance because, under normal market conditions, the Fund should be able to reinvest prepayments in other Loans that have similar yields, and because receipt of prepayment and facility fees may mitigate any adverse impact on the Fund’s yield.
The rate of interest payable on Loans is the sum of a base lending rate plus a specified spread. These base lending rates are generally the London Inter-Bank Offered Rate (“LIBOR”) for 90-day dollar deposits, the Certificate of Deposit Rate (“CD Rate”) of a designated U.S. bank, the prime rate of a designated U.S. bank (the “Prime Rate”), or another base lending rate used by commercial lenders. A Borrower usually has the right to select the base lending rate and to change the base lending rate at specified intervals.
The interest rate on LIBOR-based and CD Rate-based Loans is reset periodically at intervals ranging from 30 to 360 days, while the interest rate on Prime Rate-based Loans floats daily as the Prime Rate changes. Investment in Loans with a longer interest rate reset period may increase fluctuations in the Fund’s net asset value as a result of changes in interest rates. The Fund will attempt to maintain a portfolio of Loans that will have a dollar-weighted average period to next interest rate adjustment of approximately 90 days or less.
The yield on a Loan primarily will depend, among other considerations, on the terms of the underlying Loan and the base lending rate chosen by the Borrower initially and on subsequent dates specified in the applicable loan agreement. The relationship between LIBOR, the CD Rate, and the Prime Rate will vary as market conditions change. Borrowers tend to select the base lending rate that results in the lowest interest cost, and the rate selected may change from time to time.
Agents and Intermediate Participants

Loans are typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions. The Borrower and the lender or lending syndicate enter into a loan agreement (the “Loan Agreement”). The Agent typically administers and enforces the Loan on behalf of the other lenders in the syndicate. In addition, an institution, typically but not always the Agent (the “Collateral Bank”), holds any collateral on behalf of the lenders. The Collateral Bank must be a qualified custodian under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund may not act as an Agent, a Collateral Bank, a guarantor or sole negotiator or structure with respect to a Loan.
In a typical Loan, the Agent administers the terms of the Loan Agreement and is responsible for the collection of principal and interest and fee payments from the Borrower and the apportionment of these payments to the credit of all lenders that are parties to the Loan Agreement. The Fund generally will rely on the Agent to collect its portion of the payments on a Loan. Furthermore, the Fund will rely on the Agent to use appropriate creditor remedies against the Borrower. Typically, under Loan Agreements, the Agent is given broad discretion in enforcing the Loan Agreement and is obligated to use only the same care it would use in the management of its own property. The Borrower compensates the Agent for these services. This compensation may include special fees paid on structuring and funding the Loan and other fees paid on a continuing basis. The typical practice of an Agent or a lender in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower.
If an Agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding, the Agent’s appointment may be terminated, and a successor Agent would be appointed. Assets held by the Agent under the Loan Agreement should remain available to holders of Loans. However, if an appropriate regulatory authority or court determines that assets held by the Agent for the benefit of the Fund are subject to the claims of the Agent’s general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a Loan or suffer a loss of principal and/or interest. Furthermore, in the event of the Borrower’s bankruptcy or insolvency, the Borrower’s obligation to repay the Loan may be subject to certain defenses that the Borrower can assert as a result of improper conduct by the Agent.
The Fund’s investment in a Loan may take the form of an “Assignment.” The Fund would typically purchase an Assignment from the Agent or other assigning lender (the “Assigning Lender”) and as a result would become a “Lender” under the Loan Agreement. Subject to the terms of the Loan Agreement, the Fund typically succeeds to all the rights and obligations under the Loan Agreement of the Assigning Lender. However, Assignments may be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning lender.
The Fund’s investment in a Loan may also take the form of a “Participation.” Lenders may sell Loans to third parties called “Participants.” Participations may be acquired from a lender or from other Participants. If the Fund purchases a Participation either from a lender or a Participant, the Fund will not have established any direct contractual relationship with the Borrower. The Fund would be required to rely on the lender or the Participant that sold the Participation to the Fund (referred to herein as a “Direct Participant”) not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Loan. The Fund is thus subject to the credit risk of both the Borrower and a Lender or Participant. Lenders and Participants interposed between the Fund and a Borrower are referred to as “Intermediate Participants.”
In the case of Participations, because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower in the event the Borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the Borrower. Moreover, under the terms of a Participation, the Fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Fund also may be subject to the risk that the Intermediate Participant may become insolvent. The agreement between the buyer and seller may also limit the rights of the holder of the Loan to vote on certain changes that may be made to the Loan Agreement, such as waiving a breach of a covenant. However, in almost all cases, the holder of a Loan will have the right to vote on certain fundamental issues such as changes in principal amount, payment dates, and interest rate.
In addition to the credit analysis performed by Wellington Management in selecting the Loans, Wellington Management also analyzes and evaluates the financial condition of the Direct Participants, if applicable. The Fund will invest in a Loan only if the outstanding debt obligations of a Direct Participant are, at the time of investment, investment grade (i.e., (a) rated BBB or better by S&P Global Ratings (“S&P”) or Baa or better by Moody’s Investors Service, Inc. (“Moody’s”); or (b) rated A-3 or better by S&P or P-3 or better by Moody’s; or (c) determined by Wellington Management to be of comparable quality).
Although the Fund generally holds only Loans for which the Agent and Intermediate Participants, if any, are banks, the Fund may acquire Loans from non-bank financial institutions and Loans originated, negotiated and structured by non-bank financial institutions, if the Loans conform to the credit requirements described above. As other types of Loans are developed and offered to investors, Wellington Management will consider making investments in these Loans, consistent with the Fund’s investment objective, policies and quality standards, and in accordance with applicable custody and other requirements of the 1940 Act.
Discount Loans
The Fund may from time to time acquire Loans at a discount from their nominal value or with a facility fee that exceeds the fee traditionally received in connection with the acquisition of Loans (“Discount Loans”). The Borrowers with respect to Discount Loans may have experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of credit restructuring. In addition, Discount Loans may become available as a result of an imbalance in the supply of and demand for certain Loans. The Fund may acquire Discount Loans in order to realize an enhanced yield or potential capital appreciation when Wellington Management believes that the market has undervalued those Loans due to an excessively negative assessment of a Borrower’s creditworthiness or an imbalance between supply and demand. The Fund may benefit from any appreciation in value of a Discount Loan, even if the Fund does not obtain 100% of the Loan’s face value or the Borrower is not wholly successful in resolving its credit problems.
Other Information About Loans
A Borrower must comply with various restrictive covenants contained in the applicable Loan Agreement. In addition to requiring the scheduled payment of interest and principal, these covenants may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific financial ratios, and limits on total debt. The Loan Agreement may also contain a covenant requiring the Borrower to prepay the Loan with any free cash flow. Free cash flow generally is defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or securities sales. A breach of a covenant that is not waived by the Agent (or by the lenders directly, as the case may be) is normally an event of default, which provides the Agent or the lenders directly the right to call the outstanding Loan.
The Fund may have certain obligations in connection with a Loan, such as to loan additional funds under the terms of a revolving credit facility, which is not fully drawn down. The Fund will not invest in Loans that would require the Fund to make any additional investments in connection with future advances if such commitments would exceed 20% of the Fund’s assets or would cause the Fund to fail to meet the diversification requirements described below. The Fund will maintain a segregated account with its custodian of liquid securities with a value equal to the amount, if any, of the Loan that the Fund has obligated itself to make to the Borrower, but that the Borrower has not yet requested.
The Fund may receive and/or pay certain fees in connection with its activities in buying, selling and holding Loans. These fees are in addition to interest payments received, and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys a Loan, it may receive a facility fee, and when it sells a Loan, it may pay a facility fee. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Loan, or, in certain circumstances, the Fund may receive a prepayment penalty fee on the prepayment of a Loan by a Borrower. The Fund may also receive other fees, including covenant waiver fees and covenant modification fees.
From time to time Wellington Management or its affiliates may borrow money from various banks in connection with their business activities. These banks also may sell Loans to the Fund or acquire Loans from the Fund, or may be Intermediate Participants with respect to Loans owned by the Fund. These banks also may act as Agents for Loans that the Fund owns.
In certain circumstances, Loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a Borrower or an arranger, lenders and purchasers of interests in Loans, such as the Fund, will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, lenders generally rely on the contractual provisions in the Loan agreement itself, and common-law fraud protections under applicable state law.
LIBOR Risk
The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as London Interbank Offer Rate (“LIBOR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. This announcement and any additional regulatory or market changes may have an adverse impact on the Fund or its investments.

In advance of 2021, regulators and market participants will work together to identify or develop successor Reference Rates. Additionally, prior to 2021, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through market wide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or net asset value.
Unsecured Loans and Short-Term and Medium-Term Obligations
The Fund may hold up to 20% of its assets in cash, short-term or medium-term debt obligations or unsecured loans. The Fund will invest only in unsecured loans that Wellington Management determines have a credit quality at least equal to that of the collateralized Loans in which the Fund primarily invests. With respect to an unsecured loan, if the Borrower defaults on its obligation, there is no specific collateral on which the Fund can foreclose, although the Borrower typically will have assets that Wellington Management believes exceed the amount of the unsecured loan at the time of purchase.
The short-term and medium-term debt obligations in which the Fund may invest include, but are not limited to, senior unsecured loans, commercial paper, short-term and medium-term notes, bonds with remaining maturities of less than five years, obligations issued by the U.S. Government or any of its agencies or instrumentalities, and repurchase agreements. The debt instruments described in this paragraph, other than unsecured loans, are subject to the Fund’s 10% limitation on investments in high yield fixed income securities. Investment grade ratings for short-term obligations are those obligations rated Baa, Prime-3 or better by Moody’s or BBB, A-3 or better by S&P or, if unrated, determined by the Subadviser to be of comparable quality. For a definition of the ratings assigned to instruments, see the Appendix. Pending investment of the proceeds of Fund sales, or when the Subadviser believes that investing for defensive purposes is appropriate, more than 20% (up to 100%) of the Fund’s assets may be temporarily held in cash or in the investment grade short-term and medium-term debt obligations described in this paragraph.
Foreign Securities
The Fund may invest in foreign securities, including up to 10% of its total assets in non-U.S. dollar denominated Loans and non-U.S. dollar denominated high yield fixed income securities and up to 25% of its total assets in U.S. dollar denominated Loans issued by non-U.S. Borrowers. U.S. dollar denominated Loans issued by non-U.S. Borrowers must be located in a country whose unguaranteed, unsecured and otherwise unsupported long-term sovereign debt obligations are rated A-3 or better by Moody’s and A- or better by S&P, or with significant U.S. dollar-based revenues or significant U.S.-based operations. Loans purchased by the Fund that are made to non-U.S. Borrowers must also meet the credit standards established by Wellington Management for U.S. Borrowers. There may be greater risk in valuing and monitoring the value of collateral underlying Loans to non-U.S. Borrowers. The Fund will not invest in unsecured loans of non-U.S. Borrowers. For purposes of determining whether a company is a “foreign security” (or issued by a non-U.S. Borrower), the Fund generally looks to the country of incorporation of the issuer. However, the Fund’s portfolio manager may determine that certain companies organized outside the United States may not be deemed to be foreign issuers or non-U.S. Borrowers if the issuer’s or non-U.S. Borrower’s economic fortunes and risks are primarily linked with U.S. markets.
Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.
Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (i.e., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates and custodian fees than the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. Emerging market countries are deemed to be those countries included within the MSCI Emerging Markets Index. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors. The Fund may invest in securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities issued by those companies may be more volatile, less liquid and more uncertain as to payment of dividends, interest and principal.
The performance of investments in securities denominated in a foreign currency (“non-dollar securities”) will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of the Fund’s non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Fund’s non-dollar securities. Currencies are evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Because the Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s shares may change on days when a shareholder will not be able to purchase or redeem shares.
Additionally, foreign markets, especially emerging markets, may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement could cause the Fund to miss attractive investment opportunities. The inability to dispose of Fund securities due to settlement problems could result in losses to the Fund due to subsequent declines in values of the portfolio securities or, if the Fund has entered into a contract to sell the security, possible liability to the purchaser.
Repurchase Agreements
A Fund may enter into repurchase agreements only involving securities in which it could otherwise invest and with selected banks, brokers and securities dealers whose financial condition is monitored by the Adviser or Subadviser(s), as the case may be. In such agreements, the seller agrees to repurchase a security from a Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Fund’s money is invested in the security. Whenever a Fund enters into a repurchase agreement, it obtains collateral having a value at least equal to 102% (100% if such collateral is in the form of cash) of the repurchase price, including accrued interest. The instruments held as collateral are valued daily and if the value of the instruments declines, a Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreements declines, a Fund will incur a loss and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by a Fund may be delayed or limited.
Credit Default Swaps
A Fund may invest in credit default swaps. A credit default swap is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no default or other designated credit event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a default or designated credit event does occur, the seller of credit protection must pay the buyer of credit protection the full value of the reference obligation. As the seller of credit protection, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Credit default swaps may be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).

The Fund’s investment exposure to credit default swaps (based on the gross notional exposure) will be limited to 10% of the value of the Fund’s net assets. Additionally, the Fund’s investment exposure to credit default swaps on corporate issues (based on gross notional exposure) will be limited to 2.5% of the value of the Fund’s net assets and 1.0% in any one issuer, determined at the time the investment is made.
Credit default swaps increase credit risk when a Fund is the seller and increase counterparty risk when a Fund is the buyer. Credit default swap transactions in which a Fund is the seller may require the Fund to liquidate securities when it may not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires most swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. The establishment of a centralized exchange or market for swap transactions has not necessarily resulted in swaps being easier to trade or value. In addition, under the Dodd-Frank Act, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of over the counter (“OTC”) swaps with a Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with over-the-counter swaps will be phased-in through at least 2021. The implementation of these requirements with respect to OTC swaps, along with additional regulations under the Dodd-Frank Act regarding clearing, mandatory trading and reporting of derivatives, may increase the costs to a Fund of trading in these instruments and, as a result, may affect returns to investors in a Fund. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of affiliate credit enhancements (such as guarantees) in the event that the bank-regulated counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing derivatives agreements or to realize amounts to be received under such agreements.
If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.
Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal pay-downs, and other write-down or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices (CDXs) involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end are disclosed in the footnotes to the Schedules of Investments (in the Annual Report) and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-based securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.
Money Market Securities
Money market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers’ acceptances, time deposits and certificates of deposit.
Fixed Income Securities
The Fund may invest up to 20% of its total assets in fixed income securities, although the Fund may not invest more than 10% of its total assets in high yield fixed income securities.
Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer’s liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or “called” by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as “variable rate obligations,” is determined by reference to or is a percentage of an objective standard, such as a bank’s prime rate, the 90-day U.S. Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called “floating rate instruments,” changes whenever there is a change in a designated base rate.
The market values of fixed income securities tend to vary inversely with the level of interest rates—when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. This is often referred to as interest rate risk. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest. This is often referred to as credit risk.

“Investment grade” is a designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by S&P Global (Ratings) (“S&P”), a division of S&P Global, Inc. (AAA, AA, A or BBB, including the + or - designations) or by Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A or Baa, including any numerical designations), or, if unrated, considered by the Adviser or Subadviser(s), as applicable, to be of comparable quality. The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.
Those debt securities rated “BBB” or “Baa,” while considered to be “investment grade,” may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. As a consequence of the foregoing, the opportunities for income and gain may be limited. A Fund has no stated policy with respect to the disposition of securities whose ratings fall below investment grade, and each occurrence is examined by the Adviser or Subadviser(s), as applicable, to determine the appropriate course of action.
High-Yield, High-Risk Securities
A Fund may invest in lower-rated bonds commonly referred to as “junk bonds.” These securities are rated “Baa” or lower by Moody’s or “BBB” or lower by S&P or Fitch Ratings, Inc. (“Fitch”) or are determined to be of comparable quality by the Adviser or Subadviser, as applicable. A Fund may invest in securities rated as low as “C” by Moody’s or “D” by S&P or Fitch. These ratings indicate that the obligations are speculative and may be in default. In addition, a Fund may invest in unrated securities that are consistent with its investment policies and techniques.
Certain Risk Factors Relating to High-Yield, High-Risk Securities. Such high yield bonds can be expected to provide higher yields but may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated fixed income securities. High yield bonds may be issued by less creditworthy companies or by larger, highly leveraged companies. It should be noted that lower-rated securities are subject to risk factors such as:
(a) vulnerability to economic downturns and changes in interest rates;
(b) sensitivity to adverse economic changes and corporate developments;
(c) redemption or call provisions that may be exercised at inopportune times;
(d) difficulty in accurately valuing or disposing of such securities;
(e) federal legislation that could affect the market for such securities; and
(f) special adverse tax consequences associated with investments in certain high-yield, high-risk bonds.
High yield bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in lower return for investors. Conversely, a high yield bond’s value will decrease in a rising interest rate market. There is a thinly traded market for high yield bonds, and recent market quotations may not be available for some of these bonds. Market quotations are generally available only from a limited number of dealers and may not represent firm bids from such dealers or prices for actual sales. As a result, a Fund may have difficulty valuing the high yield bonds in its portfolio accurately and disposing of these bonds at the time or price desired. Under such conditions, judgment may play a greater role in valuing certain of a Fund’s portfolio securities than in the case of securities trading in a more liquid market.
Ratings assigned by Moody’s, S&P and Fitch to high-yield bonds, like other bonds, attempt to evaluate the safety of principal and interest payments on those bonds. However, such ratings do not assess the risk of a decline in the market value of those bonds. In addition, ratings may fail to reflect recent events in a timely manner and are subject to change. If a Fund security’s rating is changed, the Adviser or Subadviser, as applicable, will determine whether the security will be retained based upon the factors the Adviser or Subadviser considers in acquiring or holding other securities in the Fund. Investment in high-yield bonds may make achievement of a Fund’s objective more dependent on the Adviser’s or Subadviser’s, as applicable, own credit analysis than is the case for higher-rated bonds.
Market prices for high-yield bonds tend to be more sensitive than those for higher-rated securities due to many of the factors described above, including the credit-worthiness of the issuer, redemption or call provisions, the liquidity of the secondary trading market and changes in credit ratings, as well as interest rate movements and general economic conditions. In addition, yields on such bonds will fluctuate over time. An economic downturn could severely disrupt the market for high-yield bonds. In addition, legislation impacting high yield bonds may have a materially adverse effect on the market for such bonds. For example, federally insured savings and loan associations have been required to divest their investments in high yield bonds.
The risk of default in payment of principal and interest on high-yield bonds is significantly greater than with higher-rated debt securities because high-yield bonds are generally unsecured and are often subordinated to other obligations of the issuer. Further, the issuers of high-yield bonds usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recession or increasing interest rates. Upon a default, bondholders may incur additional expenses in seeking recovery.
As a result of all these factors, the net asset value of a Fund, to the extent it invests in high yield bonds, is expected to be more volatile than the net asset value of funds that invest solely in higher-rated debt securities. This volatility may result in an increased number of redemptions from time to time. High levels of redemptions in turn may cause a Fund to sell its portfolio securities at inopportune times and decrease the asset base upon which expenses can be spread.
Forward Contracts on Foreign Currencies
A Fund may engage in forward contracts on foreign currencies (“Forward Contracts”). A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. No price is paid or received upon the purchase or sale of a Forward Contract. A Fund does not intend to utilize Forward Contracts other than for bona fide hedging purposes.
The Dodd-Frank Act, includes forward foreign exchange transactions (but not bona fide spot foreign exchange transactions) in the definition of “swap” and therefore contemplates that certain of these contracts may be exchange-traded, cleared by a clearinghouse and regulated by the Commodity Futures Trading Commission (the “CFTC”). A limited category of forward foreign exchange transactions were excluded from certain of the Dodd-Frank Act regulations, as permitted thereunder, by the Secretary of the U.S. Treasury and therefore that class of forward foreign currency contracts as well as bona fide spot foreign exchange transactions will not be subject to full regulation by the CFTC. As a result, a Fund may not receive any benefit of CFTC regulation for certain of its trading activities, including certain Forward Contracts.
A Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.
A Fund may enter into Forward Contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, or when a Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared and the date on which such payments are made or received.
A Fund may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions (“position hedge”). In a position hedge, for example, when a Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount. In this situation the Fund may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the Forward Contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated (“cross-hedged”). A Fund may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated (“proxy hedging”).

A Fund will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the Forward Contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund will segregate cash or liquid securities having a value equal to the aggregate amount of the Fund’s commitments under Forward Contracts on foreign currencies entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated assets will equal the amount of a Fund’s commitments with respect to such contracts. As an alternative to segregating assets, a Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract on foreign currencies price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract on foreign currencies price. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.
The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) on the spot market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transaction costs.
Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.
At or before the maturity of a Forward Contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a Forward Contract, requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract on foreign currencies under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.
The cost to a Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.
Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Convertible Securities
The Fund may invest up to 5% of its total assets in convertible securities, including convertible bonds and contingent convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.
Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party.
Certain preferred and debt securities may include loss absorption characteristics that make the securities more equity like. This is particularly true in the financial services sector. While loss absorption language is relatively rare in the preferred and debt markets today, it may become more prevalent. One preferred or debt structure with loss absorption characteristics is the contingent capital security (sometimes referred to as a “CoCo”). These securities provide for mandatory conversion into common stock of the issuer under certain circumstances. The mandatory conversion might be automatically triggered for instance, if a company fails to meet the capital minimum described in the security, the company’s regulator makes a determination that the security should convert, or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause an automatic write-down of capital if the price of the stock is below the conversion price on the conversion date. In another version of a security with loss absorption characteristics, the liquidation value of the security may be adjusted downward to below the original par value under certain circumstances similar to those which would trigger a CoCo. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company.
Recent Market Events
In the past decade, the U.S. and global financial markets have experienced depressed valuations, decreased liquidity, unprecedented volatility, and heighted uncertainty. These conditions may continue, recur, worsen, or spread. Those events that have contributed to these market conditions include, but are not limited to, geopolitical events (including terrorism and war); infectious disease epidemics and pandemics; natural disasters; measures to address budget deficits; changes in oil and commodity prices; and public sentiment. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken numerous steps to support financial markets, including, but not limited to, providing liquidity in fixed income, commercial paper, and other markets, implementing stimulus packages and providing tax breaks. The withdrawal or reduction of this support or failure of efforts to respond to a crisis could negatively affect financial markets, as well as the value and liquidity of certain securities. In addition, this support and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The current market environment could make identifying and assessing investment risks and opportunities in connection with the management of the Funds’ portfolios more challenging.
A number of countries have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and many financial markets have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread. Responses to the financial problems by governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.
Brexit/European Union
On March 29, 2017, the United Kingdom (the “UK”) notified the European Council, in accordance with Article 50(2) of the Treaty on European Union, of the UK’s intention to withdraw from the European Union, an event widely referred to as “Brexit.” On January 31, 2020, the UK formally withdrew from the European Union. A transition period through December 31, 2020, has been established to allow the UK and the European Union to negotiate the terms of the UK’s withdrawal. This historic event is widely expected to have consequences that are both profound and uncertain for the economic and political future of the UK and the European Union, and those consequences include significant legal and business uncertainties pertaining to an investment in a Fund. Due to the very recent occurrence of these events, the full scope and nature of the consequences are not at this time known and are unlikely to be known for a significant period of time. At the same time, it is reasonable to assume that the significant uncertainty in the business, legal and political environment engendered by this event has resulted in immediate and longer-term risks that would not have been applicable had the UK not sought to withdraw from the European Union.
Other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. The Ukraine has experienced ongoing military conflict; this conflict may expand, and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.
COVID-19
A recent outbreak of respiratory disease caused by a novel coronavirus, known as “COVID-19,” was first detected in China in December 2019. It has now been detected internationally, and the World Health Organization has declared it a pandemic. The COVID-19 pandemic has resulted in closed borders and travel restrictions, shelter in place orders, enhanced health screenings, healthcare service preparation, and delivery, quarantines, cancellations, disruptions to supply chains, and customer activity, and reduced or suspended production, as well as general concern and uncertainty. The COVID-19 pandemic has also caused volatility in the global financial markets and may result in an economic downturn; it is possible that the COVID-19 pandemic could cause a global recession. The impact of COVID-19, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the financial markets in general in ways that cannot necessarily be foreseen at the present time.
In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the recent COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries. The impact of the outbreak may be short term or may last for a prolonged period of time.
Notwithstanding business continuity planning and other controls that are designed to mitigate operational risks related to significant business disruptions, there is no guarantee that the COVID-19 pandemic will not disrupt the operations of the Funds and their service providers. These disruptions could adversely affect a Fund and its shareholders.
Whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political, financial, and/or social difficulties, these events could negatively affect the value and liquidity of the Fund’s investments.
Cybersecurity Risk
As the use of the Internet and other technologies has become more prevalent in the course of business, a Fund has become more susceptible to operational and financial risks associated with cybersecurity. Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures or breaches of a Fund or its service providers, financial intermediaries, or the issuers of securities in which the Fund invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed that are designed to reduce the risks associated with cybersecurity, there is no guarantee that those measures will be effective, particularly since a Fund does not directly control the cybersecurity defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which it does business.

Other Investments
The Fund may acquire warrants and other equity securities as part of a unit combining Loans and equity securities of the Borrower or its affiliates, but only incidentally to the Fund’s purchase of a Loan. The Fund also may acquire equity securities issued in exchange for a Loan or issued in connection with a Borrower’s debt restructuring or reorganization, or if the acquisition, in the judgment of the Subadviser may enhance the value of a Loan or otherwise would be consistent with the Fund’s investment policies.
Temporary Defensive Investments
For temporary defensive purposes, the Fund may invest up to 100% of its total assets in high quality fixed income securities, repurchase agreements and other money market investments, including the investment grade short-term and medium-term obligations described under “Unsecured Loans and Short-Term and Medium-Term Obligations.”
Portfolio Turnover
A Fund may purchase and sell securities or financial instruments whenever necessary to seek to accomplish its investment objective(s). Portfolio turnover generally involves some expense to a Fund and its shareholders, including brokerage commissions and other transaction costs on the purchase and sale of securities or financial instruments and reinvestment in other securities or financial instruments. Higher portfolio turnover may decrease the after-tax return to shareholders if it results in the realization of net capital gains, which may be taxable when distributed to shareholders. A Fund’s portfolio turnover rate would equal 100% if each security or financial instrument in the Fund’s portfolio were replaced once per year.
Operational Risk
An investment in a Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers or trading counterparties. Although a Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A Fund and its shareholders could be negatively impacted as a result.
INVESTMENT RESTRICTIONS
A Fund is subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of a Fund’s outstanding voting securities. As defined in the 1940 Act, a “majority of the outstanding voting securities” of a Fund for this purpose means the lesser of: (i) 67% or more of the outstanding shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions. Under these restrictions, the Fund may not:
1.	Borrow money or issue senior securities, except as permitted by the 1940 Act;
2.	Invest more than 25% of the Fund’s total assets (taken at current value) in the securities of Borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water and telephone utility industries being treated as separate industries for the purpose of this restriction); provided that (i) there is no limitation on purchasing securities the issuer of which is deemed to be in the financial institutions industry, which includes commercial banks, thrift institutions, insurance companies and finance companies and (ii) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities;
3.	Make loans to other persons, except that the Fund may: (i) acquire Loans, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objective and policies, (ii) enter into repurchase agreements, and (iii) lend its portfolio securities;
4.	Underwrite securities issued by other persons, except insofar as it may be deemed technically to be an underwriter under the Securities Act of 1933 in selling or disposing of an investment;

5.	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of Loans, securities or other investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;
6.	Purchase or sell real estate, although it may purchase and sell securities secured by interests in real estate and securities of issuers that invest or deal in real estate; provided that the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;
7.	Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices or other financial instruments; or
8.	Purchase any security (other than obligations of the U.S. government, its agencies, or instrumentalities) if as a result: (i) as to 75% of the Fund’s total assets (taken at current value), more than 5% of such assets would then be invested in securities of a single issuer, or (ii) as to all of the Fund’s total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer.
The following additional restrictions are not fundamental policies and may be changed by the Board without a shareholder vote. Under these restrictions, the Fund may not:
1.	Make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund either owns an equal amount of such securities or owns securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short, and in any event only to the extent that no more than 5% of its net assets are committed to short sales;
2.	Purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs;
3.	Invest more than 10% of its total assets in Loans of any single Borrower; or
4.	Invest more than 10% of its total assets in high yield fixed income securities; provided, however, that for purposes of this policy, Loans and unsecured loans are not considered “fixed income securities” and do not count toward this limitation.
For the purpose of fundamental policies (1) and (5) and non-fundamental investment policy (1), the Fund’s arrangements (including escrow, margin and collateral arrangements) with respect to transactions in all types of options and futures contract transactions shall not be considered to be: (a) a borrowing of money or the issuance of securities (including senior securities) by the Fund; (b) a pledge of the Fund’s assets; (c) the purchase of a security on margin; or (d) a short sale or position.
For the purpose of fundamental policy (2), the exception for purchases of securities the issuer of which is deemed to be in the financial institutions industry applies where such financial institutions industry issuer serves as Agent or Intermediary Participant for the Borrower, in which case the Borrower, rather than the Agent or Intermediary Participant, is generally deemed to be the issuer for purposes of industry concentration. In determining who is the issuer of the Loan, the Fund will consider all relevant factors including the Borrower’s credit quality, the amount and quality of the collateral, the terms of the Loan Agreement and other relevant agreements (including intercreditor agreements), the degree to which the credit of an interpositioned person was deemed material to the decision to purchase the Loan, the interest rate environment, and general economic conditions applicable to the Borrower and an interpositioned person.
Other than with respect to borrowing by the Fund, if a percentage restriction on investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.
The Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Fund under the CEA. As a result, the Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures, engage in certain swap transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the Commodity Futures Trading Commission. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.
The Fund has no present intention of investing in options or futures transactions. The Fund also has no present intention of engaging in short sales. The Fund may invest in the securities of other open-end or closed-end investment companies subject to the limitations imposed by set forth in the 1940 Act, although it is the Fund’s policy that it will not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on sections 12(d)(1)(F) or 12(d)(1)(G) under the 1940 Act. The Fund will not invest in such investment companies unless, in the judgment of Wellington Management, the potential benefits of such investments justify the payment of any associated fees and expenses. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by an investment company in which it invests. The Fund may also invest in exchange traded funds (“ETFs”). Most ETFs are investment companies and therefore, the Fund’s purchase of ETF shares are generally subject to the limitations on, and the risks of, the Fund’s investments in other investment companies. Investing in index-based ETFs will give the Fund exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are traded on an exchange and may trade throughout a trading day. ETFs are bought and sold based on market values and not at net asset value, and therefore may trade at either a premium or discount to net asset value. However, the trading prices of index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. The Fund will generally gain or lose value on holdings of an ETF consistent with the performance of the index on which the ETF is based. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.
DIRECTORS AND OFFICERS
The following tables list the Directors and officers of the Corporation, their ages, current position(s) held with the Corporation, length of time served, principal occupations during the past five years, number of funds overseen within the Fund Complex (defined below) and other directorships/trusteeships held outside of the Fund Complex, as applicable. Unless otherwise noted, the address of each Director and officer is Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311. Directors who are not deemed to be “interested persons” of the Corporation as defined in Section 2(a)(19) of the 1940 Act are referred to as “Disinterested Directors.” Directors who are deemed to be “interested persons” of the Corporation are referred to as “Interested Directors.”
The Directors of the Corporation are responsible for the overall supervision of the operation of the Corporation and perform various duties imposed on directors of investment companies by the 1940 Act and under the Corporation’s Articles of Incorporation. Directors and officers of the Corporation are also trustees/directors and/or officers of some or all of the other investment companies managed, administered or advised by SunAmerica and distributed by AIG Capital Services, Inc. (“ACS” or the “Distributor”) and other affiliates of SunAmerica.
Name and Age	Position(s) Held with Corporation	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Directorships Held by Director[3]
Disinterested Directors
Dr. Judith L. Craven Age: 74	Director	2000-Present	Retired.	72	Director, A.G. Belo Corporation (a media company) (1992-2014); Director, SYSCO Corporation (a food marketing and distribution company) (1996-2017); Director, Luby’s, Inc. (1998-Present).
Richard W. Grant Age: 74	Director, Chairman of the Board	2011-Present	Retired.	23	None

Name and Age	Position(s) Held with Corporation	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Directorships Held by Director[3]
Stephen J. Gutman Age: 76	Director	2001-Present	Senior Vice President and Associate Broker, The Corcoran Group (real estate) (2002-Present); President, SJG Marketing, Inc. (2009-Present).	23	None
Eileen A. Kamerick Age: 61	Director	2018-Present	National Association of Corporate Directors Board Leadership Fellow and financial expert; Adjunct Professor of Law, University of Chicago, Washington University in St. Louis and University of Iowa law schools (since 2007); formerly, Senior Advisor to the Chief Executive Officer and Executive Vice President and Chief Financial Officer of ConnectWise, Inc. (software and services company) (2015-2016); Chief Financial Officer, Press Ganey Associates (health care informatics company) (2012-2014).	23	Hochschild Mining plc (precious metals company) (since 2016); Director of Associated Banc-Corp (financial services company) (since 2007); Legg Mason Closed End Funds (registered investment companies) (since 2013); Westell Technologies, Inc. (technology company) (2003-2016).
Interested Director
Peter A. Harbeck[4] Age: 66	Director	1995-Present	Retired June 2019, formerly President (1995- 2019), CEO (1997- 2019) and Director (1992- 2019), SunAmerica; Director, AIG Capital Services, Inc. (“ACS”) (1993- 2019); Chairman, President and CEO, Advisor Group, Inc. (2004-2016).	72	None

[1]	Directors serve until their successors are duly elected and qualified.
[2]	The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or any investment adviser that is an affiliate of the Adviser. The “Fund Complex” includes: SunAmerica Series, Inc. (6 funds), SunAmerica Specialty Series (6 funds), SunAmerica Money Market Funds, Inc. (1 fund), SunAmerica Equity Funds (2 funds), SunAmerica Income Funds (3 funds), Anchor Series Trust (4 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), VALIC Company I (34 funds), VALIC Company II (15 funds), SunAmerica Series Trust (60 portfolios) and Seasons Series Trust (19 portfolios).
[3]	Directorships of companies required for reporting to the SEC under the Exchange Act (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.
[4]	Mr. Harbeck is an Interested Director because he owns shares of American International Group, Inc., the ultimate parent of the Adviser.
Officers
Name and Age	Position(s) Held with Corporation	Length of Time Served	Principal Occupation(s) During Past 5 Years
John T. Genoy Age: 51	President and Chief Executive Officer	2007-Present	Chief Financial Officer, SunAmerica (2002-Present); Senior Vice President, SunAmerica (2004-Present); Chief Operating Officer, SunAmerica (2006-Present)

Name and Age	Position(s) Held with Corporation	Length of Time Served	Principal Occupation(s) During Past 5 Years
Sharon French Age: 55	Executive Vice President	2019-Present	President and CEO of SunAmerica (since 2019); Vice President of AIG (since 2019); Executive Vice President and Head of Beta Solutions, Oppenheimer Funds (2016-2019); President, F-Squared Capital, LLC (financial services) (2013-2015).
Gregory R. Kingston Age: 54 2919 Allen Parkway Houston, TX 77019	Treasurer	2014-Present	Vice President, SunAmerica (2001-Present); Head of Mutual Fund Administration, SunAmerica (2014-Present).
Christopher C. Joe Age: 51 2919 Allen Parkway Houston, TX 77019	Chief Compliance Officer	2017-Present	Chief Compliance Officer, AIG Funds, Anchor Series Trust, Seasons Series Trust, SunAmerica Series Trust, VALIC Company I and VALIC Company II (2017-Present); Chief Compliance Officer, VALIC Retirement Services Company (2017-Present); Chief Compliance Officer, Invesco PowerShares (2012-2017).
James Nichols Age: 54	Vice President	2006-Present	Director, President and CEO, ACS (2006-Present); Senior Vice President, SunAmerica (2002-Present).
Gregory N. Bressler Age: 53	Secretary (Retail)	2005-Present	Senior Vice President and General Counsel, SunAmerica (2005-Present).
Kathleen D. Fuentes Age: 51	Chief Legal Officer and Assistant Secretary (Retail)	2013-Present	Vice President and Deputy General Counsel, SunAmerica (2006-Present).
Shawn Parry Age: 47 2919 Allen Parkway Houston, TX 77019	Vice President and Assistant Treasurer	2014-Present	Vice President, SunAmerica (2014-Present), SunAmerica.
Donna M. McManus Age: 59	Vice President and Assistant Treasurer	2014-Present	Vice President, SunAmerica (2014-Present).
Timothy Pettee Age: 62	Senior Vice President	2018-Present	Chief Investment Officer, SunAmerica (2018-Present); Lead Portfolio Manager, Rules Based Funds (2013- present).
Matthew J. Hackethal Age: 48	Anti-Money Laundering Compliance Officer	2006-Present	Acting Chief Compliance Officer, AIG Funds, Anchor Series Trust, Seasons Series Trust, SunAmerica Series Trust, VALIC Company I and VALIC Company II (2016-2017); Chief Compliance Officer, SunAmerica (2007-Present); Chief Compliance Officer, The Variable Annuity Life Insurance Company (2016-2017); AML Compliance Officer, AIG Funds, Anchor Series Trust, Seasons Series Trust, SunAmerica Series Trust, VALIC Company I and VALIC Company II (2006-Present); and Vice President, SunAmerica (2011-Present).
Leadership Structure of the Board
Overall responsibility for oversight of the Corporation and the Fund rests with the Board. The Corporation, on behalf of the Fund, has engaged SunAmerica and, if applicable, the Subadviser(s) to manage the Fund on a day-to-day basis. The Board is responsible for overseeing SunAmerica and the Subadviser(s) and any other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Corporation’s Articles of Incorporation and By-laws, and the Fund’s investment objective(s) and strategies. The Board is presently composed of five members, four of whom are Disinterested Directors. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Disinterested Directors also meet at least quarterly in executive session, at which no Interested Directors are present. The Disinterested Directors have engaged independent legal counsel to assist them in performing their oversight responsibilities.
The Board has appointed Mr. Grant, a Disinterested Director, to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including SunAmerica, officers, attorneys, and other Directors generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time.

The Board has established four standing committees, i.e., Audit Committee, Nomination and Compensation Committee (the “Nomination Committee”), Ethics Committee and Governance Committee (each, a “Committee”), to assist the Board in the oversight and direction of the business and affairs of the Fund, and from time to time may establish informal working groups to review and address the policies and practices of the Fund with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund’s activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.
The Fund is subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of SunAmerica, which carries out the Fund’s investment management and business affairs, and also by the Fund’s Subadviser(s), if any, and other service providers in connection with the services they provide to the Fund. Each of SunAmerica, the Subadviser(s) and other service providers have their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Fund, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, SunAmerica, the Subadviser(s) and the Fund’s other service providers (including the Fund’s distributor, servicing agent and transfer agent), the Fund’s Chief Compliance Officer, the independent registered public accounting firm for the Fund, legal counsel to the Fund, and internal auditors for SunAmerica or its affiliates, as appropriate, relating to the operations of the Fund. The Board recognizes that it may not be possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.
Board and Committees
Among the attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, SunAmerica, the Subadviser(s), if applicable, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. A Director’s ability to perform his or her duties effectively may have been attained, as set forth below, through the Director’s executive, business, consulting, public service and/or academic positions; experience from service as a Director of the Corporation and as a trustee or director of the other funds in the Fund Complex (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.
Dr. Judith L. Craven. Dr. Craven has served as a director or trustee in the Fund Complex since 2001 and serves as a Director of the Corporation. She currently serves as a director or trustee of 72 funds in the Fund Complex. In addition, she has more than 25 years of executive and business experience in various industries. Dr. Craven also has corporate governance experience from serving on the boards of directors of several public companies for more than 10 years.
Richard W. Grant. Mr. Grant has served as a director or trustee in the Fund Complex since 2011 and serves as Chairman of the Board of the Corporation. He currently serves as a director or trustee of 23 funds in the Fund Complex. Mr. Grant has more than 25 years of business and corporate governance experience serving as legal counsel to a number of registered investment companies and/or their independent directors/trustees, including to the Disinterested Directors of the Corporation.
Stephen J. Gutman. Mr. Gutman has served as a director or trustee in the Fund Complex since 1996 and serves as a Director of the Corporation. He currently serves as a director or trustee of 23 funds in the Fund Complex. In addition, he has more than 20 years of business and executive experience in the real estate and licensing industries.
Eileen A. Kamerick. Ms. Kamerick has served as a director or trustee in the Fund Complex since 2018 and serves as a Director of the Corporation. She currently serves as a director or trustee of 23 funds in the Fund Complex. She has experience in business and finance, including financial reporting, experience as a board member of a highly regulated financial services company, and experience as a board member of registered investment companies.

Peter A. Harbeck. Mr. Harbeck has served as a director or trustee in the Fund Complex since 1996 and serves as a Director of the Corporation. He currently serves as a director or trustee of 72 funds in the Fund Complex. Mr. Harbeck also has business and executive experience from serving as President, CEO and Director of SunAmerica from 1995 to 2019 and as Director of ACS from 1993 to 2019.
Each Disinterested Director serves on the Corporation’s Audit Committee. The Audit Committee is charged with selecting, overseeing and setting the compensation of the Fund’s independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent registered public accounting firm for the Corporation and for pre-approving certain non-audit services performed by the independent registered public accounting firm for SunAmerica and certain control persons of SunAmerica. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit, along with other matters.
The members of the Audit Committee are Messrs. Grant and Gutman, Dr. Craven and Ms. Kamerick, with Ms. Kamerick serving as Chairman. Ms. Kamerick receives a $8,281 annual retainer for serving as Chairman of the Audit Committees of AIG Funds (“AIGF”),* Anchor Series Trust and SunAmerica Senior Floating Rate Fund, Inc. Messrs. Grant and Gutman, Dr. Craven and Ms. Kamerick each receive $4,142 per meeting for serving on the Audit Committees of AIGF, Anchor Series Trust and SunAmerica Senior Floating Rate Fund, Inc. The Audit Committee met 4 times during the fiscal year ended December 31, 2019.
The Nomination Committee recommends to the Directors those persons to be nominated by the Directors as candidates to serve as Director and voted upon by shareholders and selects and proposes nominees for election by the Directors to the Board between shareholder meetings. The Nomination Committee will consider candidates proposed by shareholders for election as Directors. Any such recommendations from shareholders should be directed to the attention of the Secretary of the Corporation at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311. The members of the Nomination Committee are Messrs. Grant and Gutman, Dr. Craven and Ms. Kamerick, with Mr. Gutman serving as Chairman. Mr. Gutman receives a $2,488 annual retainer for serving as Chairman of the Nomination Committees of AIGF, Anchor Series Trust and SunAmerica Senior Floating Rate Fund, Inc. and Mr. Grant, Dr. Craven and Ms. Kamerick each receive a $1,658 annual retainer for serving as a member of the Nomination Committees of AIGF, Anchor Series Trust and SunAmerica Senior Floating Rate Fund, Inc. Mr. Grant, Dr. Craven and Ms. Kamerick each receive $832 per scheduled meeting ($419 per telephonic meeting) and Mr. Gutman, as Chairman, receives $995 per scheduled meeting ($498 per telephonic meeting). The Nomination Committee met 2 times during the fiscal year ended December 31, 2019.
The Ethics Committee is responsible for applying the Code of Ethics applicable to the Corporation’s Principal Executive Officer and Principal Accounting Officer to specific situations in which questions are presented to it and has the authority to interpret the Code of Ethics in any particular situation. The Ethics Committee will inform the Board of violations or waivers to the Corporation’s Code of Ethics, as appropriate. The members of the Ethics Committee are Messrs. Grant and Gutman, Dr. Craven and Ms. Kamerick, with Dr. Craven serving as Chairman. Dr. Craven receives a $2,488 annual retainer for serving as Chairman of the Ethics Committees of AIGF, Anchor Series Trust and SunAmerica Senior Floating Rate Fund, Inc. and Messrs. Grant and Gutman and Ms. Kamerick each receive a $1,658 annual retainer for serving on the Ethics Committees of AIGF, Anchor Series Trust and SunAmerica Senior Floating Rate Fund, Inc. Messrs. Grant and Gutman and Ms. Kamerick each receive $832 per scheduled meeting ($419 per telephonic meeting) and Dr. Craven, as Chairman, receives $995 per scheduled meeting ($498 per telephonic meeting). The Ethics Committee met 1 time during the fiscal year ended December 31, 2019.
The Governance Committee reviews and makes recommendations with respect to the size and composition of the Board and its committees and monitors and evaluates the functioning of the committees of the Board. The members of the Governance Committee are Messrs. Grant and Gutman, Dr. Craven and Ms. Kamerick. Messrs. Grant and Gutman, Dr. Craven and Ms. Kamerick each receive a $1,658 annual retainer for serving on the Governance Committees of AIGF, Anchor Series Trust and SunAmerica Senior Floating Rate Fund, Inc. Messrs. Grant and Gutman, Dr. Craven and Ms. Kamerick each receive $832 per scheduled meeting ($419 per telephonic meeting). The Governance Committee met 2 times during the fiscal year ended December 31, 2019.
Director Compensation
The Corporation pays each Disinterested Director’s annual compensation, in addition to reimbursement of out-of-pocket expenses, in connection with attendance at meetings of the Directors. Specifically, each Disinterested Director receives from each fund within AIGF a pro rata portion (based upon the funds’ net assets) of $99,372 in annual compensation ($136,860 in annual compensation for the Chairman of the Board) for acting as a director or trustee of all of the funds of AIGF. Each Disinterested Director of AIGF receives an additional $8,281 per attended quarterly meeting ($11,405 for the Chairman of the Board). Each disinterested director of SunAmerica

*	AIGF consists of SunAmerica Specialty Series, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Series, Inc. and SunAmerica Money Market Funds, Inc.

Senior Floating Rate Fund Inc. receives $1,493 for each quarterly meeting attended ($2,506 for the Chairman of the Board) and $5,976 in annual compensation ($8,232 for the Chairman of the Board). Each disinterested trustee of Anchor Series Trust receives $33,156 in annual compensation ($45,636 in annual compensation for the Chairman of the Board). Each Disinterested Director receives from each fund within AIGF, SunAmerica Senior Floating Rate Fund Inc. and Anchor Series Trust a pro rata portion of $4,142 in compensation for attendance at each Special Board Meeting ($6,004 for the Chairman of the Board). This per meeting fee will be allocated to each fund based upon such fund’s net assets and will also be allocated only to those funds that are subject to that meeting.
The following table sets forth information summarizing the compensation of each Disinterested Director of the Corporation for his or her services as Director of the Corporation and as trustee/director to certain other funds within the Fund Complex for the fiscal year ended December 31, 2019. Neither Mr. Harbeck, an Interested Director of the Corporation, nor any officers of the Corporation receive any compensation from the Corporation for serving as a Director or an officer.
Compensation Table
Trustee	Aggregate Compensation from Trust	Total Compensation from Trust and Fund Complex Paid to Trustee[1]
Judith L. Craven[2]	$13,453	$462,145
Richard W. Grant	$18,538	$283,393
Stephen J. Gutman	$13,455	$211,979
William F. Devin[3]	$11,928	$196,697
Eileen A. Kamerick	$13,544	$218,894

[1]	Information is as of December 31, 2019 for the investment companies that pay fees to these Directors. The investment companies are the AIGF, Anchor Series Trust, SunAmerica Senior Floating Rate Fund Inc., VALIC Company I and VALIC Company II.
[2]	Dr. Craven is a director and trustee of VALIC Company I and VALIC Company II, respectively.
[3]	William F. Devin retired effective December 31, 2019.
Director Ownership of Fund Shares
The following table shows the dollar range of shares beneficially owned by each Director as of December 31, 2019:
Name of Director	Dollar Range of Equity Securities in the Corporation	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies[1]
Disinterested Directors
Dr. Judith L. Craven	None	None
Richard W. Grant	None	None
Stephen J. Gutman	None	$10,001–$50,000
Eileen A. Kamerick	None	None
Interested Director
Peter A. Harbeck	None	Over $100,000

[1]	Includes AIGF, Anchor Series Trust, SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Series Trust, Seasons Series Trust, VALIC Company I and VALIC Company II.
As of December 31, 2019, no Disinterested Director, including their immediate family members, owned beneficially or of record, directly or indirectly, any securities in an investment adviser, subadviser or principal underwriter of the Fund, or a person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.
As of March 31, 2020, the Directors and officers of the Corporation owned in the aggregate less than 1% of the total outstanding shares of each class of the Fund.

Principal Holders of Securities
The following shareholders owned of record or beneficially 5% or more of the indicated Class’s shares outstanding as of March 31, 2020.
Class	Holder and Address	Of Record or Beneficial Ownership	Percentage Owned
A	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	Record	10.27%
A	MORGAN STANLEY SMITH BARNEY, FOR EXCLUSIVE BENEFIT OF ITS CUST., 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1901	Record	6.86%
C	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	Record	7.62%
C	WELLS FARGO CLEARING LLC, SPECIAL CUSTODY ACCT FOR THEEXCLUSIVE BENEFIT OF CUSTOMER, 2801 MARKET ST, SAINT LOUIS MO 63103-2523	Record	7.98%
C	MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS, ATTENTION: SERVICE TEAM SEC# 97MA2, 4800 DEER LAKE DRIVE EAST 2ND FLOOR, JACKSONVILLE FL 32246-6484	Record	13.16%
C	UBS WM USA, SPEC CDY A/C BEN CUST UBSFSI, OMNI ACCOUNT M/F, ATTN DEPARTMENT MANAGER, 1000 HARBOR BLVD FL 5, WEEHAWKEN NJ 07086-6761	Record	9.16%
C	MORGAN STANLEY SMITH BARNEY, FOR EXCLUSIVE BENEFIT OF ITS CUST., 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1901	Record	5.60%
C	CHARLES SCHWAB & CO INC., SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUND OPERATIONS, 211 MAIN ST., SAN FRANCISCO CA 94105-1905	Record	5.13%
W	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	Record	8.24%
W	LPL FINANCIAL, A/C 1000-0005, 4701 EXECUTIVE DR, SAN DIEGO CA 92121	Record	8.37%
W	WELLS FARGO CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER, 2801 MARKET ST., SAINT LOUIS MO 63103-2523	Record	34.11%
W	UBS WM USA, SPEC CDY A/C BEN CUST UBSFSI, OMNI ACCOUNT M/F, ATTN DEPARTMENT MANAGER, 1000 HARBOR BLVD FL 5, WEEHAWKEN NJ 07086-6761	Record	20.37%
W	MORGAN STANLEY SMITH BARNEY, FOR EXCLUSIVE BENEFIT OF ITS CUST., 1 NEW YORK PLZ FL 12, NEW YORK NY 10004-1901	Record	18.62%
A shareholder who owns beneficially, directly or indirectly, 25% or more of the Fund’s outstanding voting securities may be deemed to “control” (as defined in the 1940 Act) the Fund.
MANAGEMENT OF THE FUND
The Adviser
SunAmerica, which was organized as a Delaware corporation in 1982, is located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311, and acts as investment adviser to a Fund pursuant to the Investment Advisory and Management Agreement with the Corporation, on behalf of a Fund. Effective upon the close of business on December 31, 2013, SunAmerica was reorganized as a Delaware limited liability company. SunAmerica is a wholly-owned subsidiary of American General Life Insurance Company and an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”). As of February 28, 2020, SunAmerica managed, advised and/or administered assets of approximately $80.98 billion of assets.

AIG, a Delaware corporation, is a holding company that, through its subsidiaries, is primarily engaged in a broad range of insurance and insurance-related activities and financial services in the U.S. and abroad. AIG, through its subsidiaries, is also engaged in a range of financial services activities.
Pursuant to the Investment Advisory and Management Agreement, SunAmerica is responsible for providing investment management and advisory services to the Fund and managing the business affairs of the Fund, including, but not limited to, oversight of the Fund’s subadviser. SunAmerica is also the Fund’s administrator under an administration agreement (the “Administration Agreement”). Pursuant to the Administration Agreement, SunAmerica is responsible for performing, or supervising the performance by others, of certain administrative services in connection with the operations of the Fund, including, but not limited to, providing certain legal, compliance, accounting and operational services, providing office space, and preparing financial and accounting records required to be maintained by the Fund.
In carrying out its responsibilities, SunAmerica may employ, retain or otherwise avail itself of the services of other persons or entities, on such terms as SunAmerica shall determine to be necessary, desirable or appropriate. SunAmerica may retain one or more advisers to manage all or a portion of the investment portfolio of a Fund, at SunAmerica’s own cost and expense. Retention of one or more advisers, or the employment or retention of other persons or entities to perform services, shall in no way reduce the responsibilities or obligations of SunAmerica under the Investment Advisory and Management Agreement and SunAmerica shall be responsible for all acts and omissions of such advisers, or other persons or entities, in connection with the performance of SunAmerica’s duties.
Except to the extent otherwise specified in the Investment Advisory and Management Agreement, with respect to a Fund, a Fund pays, or causes to be paid, all other expenses of the Corporation and a Fund, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Corporation and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses and statements of additional information with respect to a Fund, and supplements thereto, to the shareholders of a Fund; all expenses of shareholders’ and Directors’ meetings and of preparing, printing and mailing proxy statements and reports to shareholders; shareholder recordkeeping and shareholder account service; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent registered public accounting firms; membership dues of industry associations; interest on borrowings of a Fund; postage; insurance premiums on property or personnel (including Officers and Directors) of the Corporation which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Corporation’s operation.
Under the terms of the Investment Advisory and Management Agreement, SunAmerica is not liable to a Fund or its shareholders for any act or omission by SunAmerica or for any losses sustained by the Fund or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.
The Investment Advisory and Management Agreement continues in effect with respect to a Fund, for a period of two years from the date of execution unless terminated sooner, and thereafter from year to year, if approved at least annually by a vote of a majority of the Directors or by the holders of a majority of a Fund’s outstanding voting securities. Any such continuation also requires approval by a majority of the Disinterested Directors by vote cast in person at a meeting called for such purpose. The Investment Advisory and Management Agreement may be terminated with respect to a Fund at any time, without penalty, on 60 days’ written notice by the Directors, by the holders of a majority of a Fund’s outstanding voting securities or by SunAmerica. The Investment Advisory and Management Agreement automatically terminates with respect to a Fund in the event of its assignment (as defined in the 1940 Act and the rules thereunder).
Pursuant to the Investment Advisory and Management Agreement, SunAmerica is paid an advisory fee based on a percentage of the Fund’s average daily net assets at the following rates: 0.85% on the first $1 billion, 0.80% on the next $1 billion and 0.75% thereafter.
Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive a portion of its advisory fee with respect to the Fund so that the advisory fee rate payable by the Fund to SunAmerica under the Investment Advisory and Management Agreement is 0.63% on the first $2 billion of the Fund’s average daily net assets and 0.58% above $2 billion of the Fund’s average daily net assets. The Advisory Fee Waiver Agreement will continue in effect until April 30, 2021, and from year to year thereafter provided such continuance is agreed to by SunAmerica and approved by a majority of the Directors of the Corporation who (i) are not “interested persons” of the Corporation or the Adviser, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of the Advisory Fee Waiver Agreement. Upon termination of the Investment Advisory and Management Agreement with respect to the Fund, the Advisory Fee Waiver Agreement shall automatically terminate.

The following tables set forth the total advisory fees received by SunAmerica from a Fund pursuant to its Investment Advisory and Management Agreement for the fiscal years ended December 31, 2019, 2018 and 2017 and the amount of advisory fees waived during this same period.
Advisory Fees
2019	2018	2017
$1,979,206	$2,028,361	$2,316,082
Advisory Fees Waived
2019	2018	2017
$512,265	$271,183	-
The Subadviser
SunAmerica has retained Wellington Management as subadviser to the Fund, pursuant to a Subadvisory Agreement dated October 6, 2009 (the “Subadvisory Agreement”). Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of February 28, 2020, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1,155 billion in assets. SunAmerica, and not the Fund, compensates Wellington Management for its services.
Pursuant to the Subadvisory Agreement, SunAmerica, and not the Fund, pays Wellington Management a subadvisory fee equal to an annual rate of 0.30% of average daily net assets on the first $500 million of average daily net assets and 0.25% thereafter.
Pursuant to a Subadvisory Fee Waiver Agreement, Wellington Management is contractually obligated to waive a portion of its subadvisory fee with respect to the Fund so that the subadvisory fee payable by SunAmerica to Wellington Management is equal to 0.14% of the Fund’s average daily net assets. The Subadvisory Fee Waiver Agreement shall continue in effect through April 30, 2021, and from year to year thereafter provided such continuance is agreed to by the Subadviser and approved by a majority of the Directors of the Corporation who (i) are not “interested persons” of the Corporation or the Subadviser, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of the Subadvisory Fee Waiver Agreement. Upon termination of the Subadvisory Agreement with respect to the Fund, the Subadvisory Fee Waiver Agreement shall automatically terminate.
The following tables set forth the total subadvisory fees paid by SunAmerica to Wellington Management pursuant to the Subadvisory Agreement for the fiscal years ended December 31, 2019, 2018 and 2017 and the amount of subadvisory fees waived during this same period:
Subadvisory Fees
2019	2018	2017
$698,543	$715,892	$817,442
Subadvisory Fees Waived
2019	2018	2017
$372,556	$251,331	$-
A subadvisory agreement continues in effect with respect to a Fund, for a period of two years from the date of execution unless terminated sooner, and thereafter from year to year, if approved at least annually: (a) by the vote of a majority of the Corporation’s Directors who are not “interested persons” of the Corporation or SunAmerica, as defined in the 1940 Act, cast in person at a meeting specifically called for the purpose of voting on such approval; and (b) by the vote of a majority of the Board or the vote of a majority of the outstanding Fund shares. A subadvisory agreement may be terminated at any time without penalty on sixty (60) days’ notice by the Fund or the Corporation, Directors, SunAmerica, as applicable, or by the vote of the majority of the outstanding Fund shares. A subadvisory agreement may be terminated at any time without penalty on ninety (90) days’ notice by the Subadviser. A subadvisory agreement will terminate automatically in the event of its assignment.
Pursuant to the Administration Agreement, SunAmerica acts as the Fund’s administrator and is responsible for providing and supervising the performance by others of administrative services in connection with the operations of the Fund, subject to supervision by the Fund’s Board. For these services, the Fund pays SunAmerica an administration fee at the annual rate of 0.20% of the Fund’s average daily net assets. For the fiscal years ended December 31, 2019, 2018, and 2017, the Fund incurred $465,696, $477,261 and $544,960, respectively, under the Administration Agreement.
Expense Limitation Agreement
Pursuant to an Expense Limitation Agreement, SunAmerica has contractually agreed to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed the amounts in the table below. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees; and other expenses not incurred in the ordinary course of a Fund’s business. These expense waivers and/or fee reimbursements will continue indefinitely, subject to termination by the Directors, including a majority of the Disinterested Directors.
Annual Total Fund Operating Expenses (as a percentage of average daily net assets)
Class A	Class C	Class W
1.02%	1.42%	0.82%
SunAmerica also may voluntarily waive and/or reimburse additional amounts to increase the investment return to a Fund’s investors. These waivers may be terminated at any time at the option of SunAmerica without notice to shareholders.
SunAmerica made the following fee waivers (other than advisory fee waivers, if any) and/or expense reimbursements for the fiscal years ended December 31, 2019, 2018 and 2017:
Fee Waivers/Expense Reimbursements
	2019
Fund	Class A	Class C	Class W
AIG Senior Floating Rate Fund	$639,127	$515,254	$240,438

	2018
Fund	Class A	Class C	Class W
AIG Senior Floating Rate Fund	$564,983	$584,183	$121,535

	2017
Fund	Class A	Class C	Class W
AIG Senior Floating Rate Fund	$447,622	$707,019	$31,506
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGER
The portfolio manager for a Fund, who is primarily responsible for the day-to-day management of a Fund’s portfolio is as follows:
Fund	Subadviser	Portfolio Manager
AIG Senior Floating Rate Fund	Wellington Management	Jeffery W. Heuer, CFA
Other Accounts Managed by the Portfolio Manager
The following table sets forth the number of other accounts for which a portfolio manager has day-to-day responsibilities and the total assets in the accounts in each of the following categories as of December 31, 2019 (unless otherwise indicated): Registered Investment Companies (“RCs”), Other Pooled Investments (“OPIs”), and Other Accounts (“OAs”). For each category, the table also sets forth in parentheses the total number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance, if applicable.
Portfolio	Portfolio Manager	Other Accounts
		Number of Other Accounts Managed and Total Assets by Account (in millions except as noted)			Number of Accounts and Total Assets for Which Advisory Fee is Performance Based (in millions except as noted)
		RICs	OPIs	OAs	RICs	OPIs	OAs
AIG Senior Floating Rate Fund—Wellington Management	Jeffrey W. Heuer, CFA	12 $3,825	9 $1,213	22 $2,094	- $-	1 $41,548	- $-
Portfolio Manager Ownership of Fund Shares
The following table sets forth the dollar range of Fund shares beneficially owned by a portfolio manager as of December 31, 2019:
Fund	Adviser/ Subadviser	Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
AIG Senior Floating Rate Fund	Wellington Management	Jeffrey W. Heuer, CFA	$100,001-500,000
Wellington Management’s Portfolio Manager Compensation
Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Subadvisory Agreement between Wellington Management and SunAmerica on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2019.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s portfolio manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund includes a base salary and incentive components. The base salary for the portfolio manager is determined by the portfolio manager’s experience and performance in his role as a portfolio manager. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of a portfolio manager’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. The portfolio manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the portfolio manager and generally each other account managed by such portfolio manager. The portfolio manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund managed by the portfolio manager compared to the S&P LSTA Leveraged Loan Index over one, three and five year periods, with an emphasis on five year results. Wellington Management applies similar compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the portfolio manager, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The portfolio manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each partner of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula.
Fund	Benchmark index and/or Peer Group for Incentive Period
AIG Senior Floating Rate Fund	S&P LSTA Leveraged Loan Index
Potential Conflicts of Interest
SunAmerica
As shown in the tables above, the portfolio managers are responsible for managing other accounts for multiple clients, including affiliated clients (“Other Client Accounts”), in addition to a Fund. In certain instances, conflicts may arise in their management of a Fund and such Other Client Accounts. The portfolio managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations. Notwithstanding, transactions, holdings and performance, among others, may vary among a Fund and such Other Client Accounts.
•	Trade Allocations. One situation where a conflict may arise between a Fund and Other Client Accounts is in the allocation of trades among the Fund and the Other Client Accounts. For example, the Adviser or subadviser, as applicable, and/or portfolio manager may determine that there is a security that is suitable for a Fund as well as for Other Client Accounts that have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, or the portfolio manager may take “short” positions in Other Client Accounts with respect to securities held “long” within a Fund, which may adversely affect the value of securities held by the Fund. In certain instances, the Adviser, a subadviser and/or portfolio manager may have ownership or different interests in Other Client Accounts, including different compensation with respect to Other Client Accounts, such as incentive fees. Such ownership or different interests may cause a conflict of interest. A Fund, the Adviser and the subadviser have adopted policies, procedures and/or practices regarding the allocation of trades and brokerage, which a Fund, the Adviser and the subadviser believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). Subject to cash and security availability and lot size, among other factors, the policies, procedures and/or practices generally require that securities be allocated among a Fund and Other Client Accounts with a similar investment objective in a manner that is fair, equitable and consistent with their fiduciary obligations to each.
•	Allocation of Portfolio Managers’ Time. The portfolio managers’ management of a Fund and Other Client Accounts may result in the portfolio manager devoting a disproportionate amount of time and attention to the management of a Fund and Other Client Accounts if the Fund and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, the Adviser or the subadvisers, as the case may be, seek to manage such competing interests for the time and attention of the portfolio managers. Although the Adviser or the subadvisers do not track the time a portfolio manager spends on the Fund or a single Other Client Account, the Adviser and the subadviser do periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of such portfolio manager’s accounts. In certain instances, portfolio managers may be employed by two or more employers. Where the portfolio manager receives greater compensation, benefits or incentives from one employer over another, the portfolio manager may favor one employer over the other (or Other Client Accounts) causing a conflict of interest.
•	Personal Trading by Portfolio Managers. The management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While generally, the Adviser’s and subadvisers’ Codes of Ethics will impose limits on the ability of a portfolio manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that the Adviser’s and Subadvisers’ Codes of Ethics will eliminate such conflicts.
Wellington Management
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s portfolio manager generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The portfolio manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the portfolio manager may purchase or sell securities, including initial public offerings (“IPOs”), for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.
The portfolio manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the portfolio manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. The portfolio manager also manages accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the portfolio manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the portfolio manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the portfolio manager. Finally, the portfolio manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
Personal Securities Trading
The Corporation, SunAmerica and the Distributor have each adopted a written Code of Ethics (the “SunAmerica Code”) pursuant to Rule 17j-1 under the 1940 Act, which restricts the personal investing by certain Access Persons of the Corporation (as defined in the SunAmerica Code) in securities that may be purchased or held by a Fund to ensure that such investments do not disadvantage a Fund. SunAmerica reports to the Board on a quarterly basis as to whether there were any violations of the SunAmerica Code by Access Persons of the Corporation or SunAmerica during a quarter.
A Subadviser has adopted a written Code of Ethics, and has represented that the provisions of such Code of Ethics are substantially similar to those in the SunAmerica Code. Further, a Subadviser reports to SunAmerica on a quarterly basis as to whether there were any Code of Ethics violations by employees thereof who may be deemed access persons of a Subadviser insofar as such violations relate to the Corporation. In turn, SunAmerica reports to the Board as to whether there were any violations of the Subadviser’s Code of Ethics or the SunAmerica Code by Access Persons of the Corporation.
The Distributor
The Corporation, on behalf of a Fund, has entered into a distribution agreement (the “Distribution Agreement”) with ACS (the “Distributor”), a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of a Fund. The address of the Distributor is Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of a Fund through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing and distributing prospectuses, annual reports and other periodic reports respecting a Fund, for distribution to persons who are not shareholders of a Fund and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by a Fund (see the section entitled “Distribution Plans” below).
ACS serves as Distributor of Class W shares and incurs the expenses of distributing these shares under the Distribution Agreement, none of which are reimbursed or paid by a Fund.
The Distribution Agreement remains in effect for an initial two-year term and from year to year thereafter if such continuance is approved at least annually by (a) the Board or by a vote of a majority of the outstanding voting securities of a Fund, and (b) a majority of the Directors who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such party. The Corporation or the Distributor each has the right to terminate the Distribution Agreement on 60 days’ written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).
The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of a Fund. In some instances, such additional commissions, fees or other incentives may be offered only to certain firms, including firms affiliated with the Distributor, that sell or are expected to sell during specified time periods certain minimum amounts of shares of a Fund, or of other funds underwritten by the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid by any investor.

Distribution Plans
Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company’s board of directors. As indicated in the Prospectus, the Directors of the Corporation and the shareholders of Class A and Class C shares of a Fund have adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act (the “Class A Plan,” and the “Class C Plan,” and collectively, the “Distribution Plans”). There is no Distribution Plan in effect for Class W shares. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class. Reference is made to the sections entitled “Shareholder Account Information” and “Fund Management” in the Prospectus for certain information with respect to the Distribution Plans.
Class A Plan
Under the Class A Plan, the Distributor may receive payments from the Fund at the annual rate of 0.10% of the average daily net assets of the Fund’s Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities and services for distributing that class of shares.
The Class A Plan provides that the Fund may also pay the Distributor an account maintenance fee of up to 0.25% of the aggregate average daily net assets of the Fund’s Class A shares for payments to the Distributor and certain securities firms for providing account maintenance services. In this regard, some payments are used to compensate broker-dealers with trail commissions or account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in the Fund by their customers. The Distributor does not receive or retain any distribution and service fees for any shares when the shareholder does not have a broker of record.
Class C Plan
Under the Class C Plan, the Distributor may receive payments from the Fund at the annual rate of 0.75% of the average daily net assets of the Fund’s Class C shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares, and reimburse the Distributor for related expenses incurred, including payments by the Distributor to compensate or reimburse brokers, dealers or financial institutions (collectively, “Selling Agents”) for sales support services provided and related expenses incurred by such Selling Agents. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers.
It is possible that in any given year the amount paid to the Distributor under any of the Distribution Plans will exceed the Distributor’s distribution costs as described above.
Continuance of the Distribution Plans with respect to a Fund is subject to annual approval by vote of the Directors, including a majority of the Disinterested Directors. A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of a Fund, without approval of the shareholders of the affected class of shares of the Fund. In addition, all material amendments to the Distribution Plans must be approved by the Directors in the manner described above. In their consideration of the Distribution Plans with respect to a Fund, the Directors must consider all factors they deem relevant, including information as to the benefits to a Fund and the shareholders of the relevant class of the Fund. In the Directors’ quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans.
A Distribution Plan may be terminated at any time with respect to a Fund without payment of any penalty by vote of a majority of the Disinterested Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Fund. So long as the Distribution Plans are in effect, the election and nomination of the Disinterested Directors of the Corporation shall be committed to the discretion of the Disinterested Directors.
Distribution and Account Maintenance Fees
The following tables set forth the distribution and account maintenance fees the Distributor received from a Fund pursuant to the Distribution Plans for the fiscal years ended December 31, 2019, 2018 and 2017:
	2019
Fund	Class A	Class C
AIG Senior Floating Rate Fund	$374,792	$650,174

	2018
Fund	Class A	Class C
AIG Senior Floating Rate Fund	$378,689	$809,441

	2017
Fund	Class A	Class C
AIG Senior Floating Rate Fund	$408,223	$1,102,689
During the fiscal year ended December 31, 2019, the Distributor incurred the following expenses in connection with its distribution of a Fund’s shares:
	Class A	Class C
AIG Senior Floating Rate Fund
Compensation to sales personnel	$ 93,534	$ 50,577
Compensation to broker-dealers*	$184,783	$425,152
Advertising	$ 13,355	$ 10,816
Printing and mailing of prospectuses to other than current shareholders	$ 174	$ 138
Other Expenses#	$ 67,101	$ 59,208

*	For Class C shares, these amounts include advance commissions paid out to broker-dealers, if any.
#	Other Expenses include miscellaneous printing and marketing overhead expenses.
Administrative and Shareholder Services Agreement
The Corporation, on behalf of Class W shares of a Fund, has entered into an Administrative and Shareholder Services Agreement (the “Class W Services Agreement”) with the Distributor to provide additional shareholder services to Class W shareholders. Pursuant to the Class W Services Agreement, as compensation for services rendered, the Distributor receives a fee from a Fund of 0.15% of the daily net assets of the Fund’s Class W shares.
The following table sets forth the service fees the Distributor received from a Fund pursuant to the Class W Services Agreement for the fiscal years ended December 31, 2019, 2018 and 2017:
	2019	2018	2017
Class W	$57,357	$32,405	$9,427
Payments to Financial Institutions
As described in the Prospectus, the Distributor, SunAmerica, or their affiliates may make payments to dealers, brokers, financial advisers or other financial institutions (collectively, the “Financial Institutions”), including certain broker-dealers within VALIC, an affiliate of SunAmerica, in addition to the standard dealer concessions listed under “Calculation of Sales Charges” in the Prospectus, or the distribution or service fees that may be made by the Distributor to Financial Institutions pursuant to the Distribution Plans. The additional payments may be made in the form of sales charge or service fee payments over and above the standard payment rate (made by the Distributor to broker-dealers in connection with distribution-related or account maintenance services under the Distribution Plans), or in the form of other “revenue sharing” payments that may be paid to Financial Institutions, as described in the Prospectus. These additional payments are collectively referred to as “revenue sharing payments.”
The Distributor, SunAmerica and their affiliates make revenue sharing payments to Financial Institutions that generally range from 0.03% to 0.40% of Fund assets serviced and maintained by the Financial Institution and/or from 0.05% to 0.25% of gross or net sales of Fund shares attributable to the Financial Institution. Payments may also take the form of flat fees payable on a one-time or periodic basis, including, but not limited to, in connection with the initial set-up of a Fund on a Financial Institution’s platform, for inclusion on a Financial Institution’s preferred list of funds offered to its clients or for other marketing, sales support, educational or training programs.
The list below includes the names of the Financial Institutions that received revenue sharing payments in connection with distribution-related or other services provided to a Fund in the calendar year ended December 31, 2019. This list is subject to change and the Distributor, SunAmerica or their affiliates may, from time to time, revise or terminate existing arrangements with such entities, or may enter into new arrangements with Financial Institutions that are not presently listed below.
Advisor Group, Inc.
Ameriprise Financial

Charles Schwab & Co.
CUSO Financial Services, L.P.
LPL Financial
Merrill Lynch
Morgan Stanley Wealth Management
National Financial Services/Fidelity Services
Oppenheimer & Co.
Pershing, LLC
Raymond James & Associates
RBC Wealth Management
Robert W. Baird
Stifel, Nicolaus & Co, Inc.
TD Ameritrade Trust Company
UBS Financial Services
VALIC Financial Advisors
Vanguard Group
Wells Fargo Advisors
These payments may create a conflict of interest by influencing the Financial Institution and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Financial Institution’s website for more information.
In addition to the dealer concessions and the Distribution Plans and revenue sharing payments described above and in the Prospectus, a Fund, the Distributor, SunAmerica or their affiliates may also make payments to Financial Institutions in connection with administrative, sub-accounting and networking services (i.e., services to support the electronic transmission of shareholder orders through the National Securities Clearing Corporation). These fees are separate from the fees described above and from the fees paid by a Fund to AIG Fund Services, Inc. (“AFS” or the “Servicing Agent”), to the Transfer Agent (as defined below) or to the Distributor pursuant to the Class W Services Agreement and to SunAmerica pursuant to the Administrative Services Agreement.
The Servicing Agent
The Corporation, on behalf of a Fund, has entered into a service agreement (the “Service Agreement”) with AFS, an indirect wholly-owned subsidiary of AIG. Under the Service Agreement, AFS acts as a servicing agent assisting DST Asset Manager Solutions, Inc. (“DST” or the “Transfer Agent”) in connection with certain services offered to the shareholders of a Fund. Under the terms of the Service Agreement, AFS may receive reimbursement of its costs in providing such shareholder services. AFS is located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311.
Pursuant to the Service Agreement, as compensation for services rendered, AFS receives a fee from a Fund, computed and payable monthly, based upon an annual rate of 0.22% of average daily net assets of Class A, Class C and Class W shares subject to review and approval by the Directors. From this fee, AFS pays a fee to DST (other than out-of-pocket charges of the Transfer Agent, which are paid by the Corporation). The out-of-pocket charges of the Transfer Agent include charges for services relating to anti-money laundering procedures under the USA PATRIOT Act of 2001, as amended. For further information regarding the Transfer Agent, see the section entitled “Additional Information” below.
The Service Agreement continues in effect from year to year, provided that such continuance is approved annually by a vote of a majority of the Directors, including a majority of the Disinterested Directors.
The following table sets forth the fees paid by a Fund to AFS pursuant to the Service Agreement for the fiscal years ended December 31, 2019, 2018, and 2017:
Fund	2019	2018	2017
AIG Senior Floating Rate Fund	$511,756	$524,318	$598,686
PROXY VOTING POLICIES AND PROCEDURES
Proxy Voting Responsibility. The Corporation has adopted policies and procedures for the voting of proxies relating to Fund securities (the “Policies”). The Policies were drafted according to recommendations by SunAmerica and an independent proxy voting agent. The Policies enable the Corporation to vote proxies in a manner consistent with the best interests of a Fund and a Fund’s shareholders. A committee has been established (the “Proxy Voting Committee”) to administer the voting of all Fund proxies in accordance with the Policies. The Proxy Voting Committee will consist of a member of the Investment Management Department, at least one member of the Legal and Compliance Departments, and at least one person with respect to SunAmerica who oversees subadvisers (with respect to a Fund, the investment discretion over which is delegated to a subadviser) or their designees.
The Proxy Voting Committee has engaged the services of an independent voting agent to assist in issue analyses, vote recommendations for proxy proposals, and to assist a Fund with certain responsibilities including recordkeeping of proxy votes.
A Fund is generally a passive investor in holding portfolio securities, seeking to maximize shareholder value, but not necessarily to exercise control over the issuers of portfolio securities, or otherwise advance a particular social agenda. A Fund generally will abstain on “social issue proposals.”
In addition, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting. The Board has determined that the costs of voting proxies with respect to such shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies. The costs of voting such proxies include the potentially serious portfolio management consequences of reduced flexibility to sell the shares at the most advantageous time for a Fund. As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance.
Case-By-Case Voting Matters. The Proxy Voting Committee has established proxy voting guidelines (the “Guidelines”), which identify certain vote items to be determined on a case-by-case basis. In these circumstances, and in proposals not specifically addressed by the Policies, the Proxy Voting Committee generally will rely on the guidance or a recommendation from the independent proxy voting agent, but may rely on a subadviser of a Fund, or other sources. SunAmerica, or a subadviser of a Fund, may propose to deviate from the Guidelines or guidance or recommendations from the independent proxy voting agent. In these instances, the Proxy Voting Committee will recommend the vote that will maximize value for, and is in the best interests of, a Fund’s shareholders.
Examples of a Fund’s Positions on Voting Matters. Consistent with the approaches described above, the following are examples of a Fund’s voting positions on specific matters:
•	Vote on a case-by-case basis on proposals to increase authorized common stock;
•	Vote on a case-by-case basis on most mutual fund matter shareholder proposals to terminate the investment adviser;
•	Vote on a case-by-case basis regarding merger and acquisition matters;
•	Vote against the authorization of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock);
•	Not vote proxies for securities that are out on loan;* and
•	Vote on a case-by-case basis on equity compensation plans.
Conflicts of Interest. Members of the Proxy Voting Committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Guidelines will in most instances adequately address any possible conflicts of interest, as votes generally are effected according to the guidance or recommendations of the independent proxy voting agent.
However, if a situation arises where a vote presents a conflict between the interests of a Fund’s shareholders and the interests of SunAmerica or one of its affiliates, and the conflict is known to the Proxy Voting Committee, the Committee will consult with one Disinterested Director, time permitting, before casting the vote to ensure that the Fund votes in the best interests of its shareholders. Any individual with a known conflict may be required by the Proxy Voting Committee to recuse himself or herself from being involved in the proxy voting decision.

*	The boards of the funds that have approved the lending of portfolio securities have determined that the costs of voting proxies with respect to securities that are out on loan generally outweigh any benefit that may be achieved by the voting of such proxies. The costs of voting such proxies include the opportunity cost of lost securities lending income when securities are recalled from a loan. However, under certain circumstances, including where the Adviser and/or subadviser to a Fund determines that a proxy vote is materially important to the Fund’s interest and where it is feasible to recall the security on a timely basis, the Adviser will use its reasonable efforts to recall the security.

Proxy Voting Records. The Proxy Voting Committee will be responsible for documenting its basis for (a) any determination to vote a particular proxy in a manner contrary to its generally stated Guidelines, (b) any determination to vote a particular proxy in a non-uniform manner, and (c) any other material determination made by the Proxy Voting Committee, as well as for ensuring the maintenance of records of each proxy vote, as required by applicable law. The independent proxy voting agent will maintain records of voting decisions for each vote cast on behalf of a Fund.
The proxy voting record for the most recent twelve-month period ended June 30 is available on the SEC’s website at http://www.sec.gov, or can be obtained, without charge, upon request, by calling 1-800-858-8850.
Board Reporting. The Corporation’s Chief Compliance Officer will provide a summary report at each quarterly meeting of the Board which describes any Proxy Voting Committee meeting(s) held during the prior quarter.
DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES
The Board has adopted policies and procedures relating to the disclosure of information about the portfolio holdings of the Fund (the “Portfolio Holdings Policies”). These policies and procedures govern when and by whom portfolio holdings information will be publicly disclosed or made available to nonaffiliated third parties. Unless the Fund’s portfolio holdings information has been publicly disclosed, it is the Fund’s policy to prevent disclosure of such information, except as may be permitted by the Portfolio Holdings Policies.
The Fund’s complete portfolio holdings will be publicly available via SEC filings made by the Fund on a fiscal quarterly basis. The Fund files monthly portfolio holdings on Form N-PORT quarterly, with every third month of the Fund’s fiscal quarter made publicly available no later than 60 days after the close of the fiscal quarter. The Fund’s portfolio holdings are also made available on Form N-CSR for the Fund’s second and fourth fiscal quarters not later than 10 days after the transmission to shareholders of the Fund’s semi-annual report and annual report, respectively. A schedule of the complete holdings of the Fund will also be available on the Fund’s website approximately 30 days after the end of each month.
Moreover, there may be instances from time to time when SunAmerica determines that it is important to immediately communicate certain information to the Fund’s shareholders, including communications that may contain information about the Fund’s portfolio holdings. In these instances, and where SunAmerica determines that the most efficient manner to disseminate such information to shareholders is to post the information on the Fund’s website, the information will be considered publicly disseminated pursuant to the Portfolio Holdings Policies. In order for information about portfolio holdings to be disseminated in this manner, SunAmerica’s general counsel must approve the dissemination of this information and such information must be posted prominently on the Fund’s website.
SunAmerica, the Subadviser(s) and/or the Fund, as applicable, may disclose any and all portfolio holdings information prior to public dissemination to the Fund’s primary service providers (i.e., the Fund’s investment adviser, subadviser, distributor, custodian, transfer agent, servicing agent, fund accountant, administrator, independent public accountants, and legal counsel) and to other service providers (such as proxy voting services, pricing information vendors, broker-dealers who effect portfolio securities transactions, broker-dealers who provide pricing information, and providers of printing and/or regulatory filing services) that need access to such information to perform services on behalf of the Fund. Portfolio holdings information may be disclosed to the third parties described above to the extent and as frequently as necessary to allow such third party to perform its duties and responsibilities. These parties are generally subject to duties of confidentiality with respect to the portfolio holdings information they receive, imposed by either law, contract or by the nature of their duties.
SunAmerica, the Subadviser(s) and/or the Fund, as applicable, may selectively disclose the Fund’s non-public portfolio holdings prior to public dissemination to third parties (other than those service providers described above), only if (1) the Fund has a legitimate purpose to do so, and (2) the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information. Before any such disclosure is made, a written request must be submitted to and approved by SunAmerica’s legal department. SunAmerica’s legal department may approve the request if it is reasonably determined that the requested disclosure would serve a legitimate business purpose of the Fund. If the request is approved, the third party must execute a confidentiality agreement in a form deemed acceptable by the SunAmerica legal department, unless such disclosure is otherwise required by applicable law, including requests by regulators, court order, or similar authority. Neither the Fund, SunAmerica, Subadviser(s) nor their affiliates may receive compensation or other consideration in connection with an arrangement to make available information about the Fund’s portfolio holdings.
At each quarterly meeting of the Board, the Adviser or Subadviser(s) shall present the Board with a report disclosing the addition of any organization or individual that has been approved to receive non-public portfolio holdings of the Fund and the purpose for such disclosure.

Each of the below listed third parties has been informed of its duty of confidentiality, including its duty not to trade on the basis of non-public information, and has been approved to receive information concerning the Fund’s holdings:
1.	The Adviser or Subadviser(s). The Adviser or Subadviser is continuously provided with the entire portfolio holdings for the Fund on a daily basis.
In connection with providing investment advisory services to its clients, Wellington Management has ongoing arrangements to disclose non-public portfolio holdings information to the following parties:
Accenture performs certain operational functions on behalf of Wellington Management and has access to portfolio holdings information on a daily basis.
Bloomberg L.P. (“Bloomberg”) provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis.
Brown Brothers Harriman & Co. performs certain operational functions for Wellington Management and receives portfolio holdings information on a daily basis.
Moody’s Analytics Knowledge Services performs certain investment guideline monitoring and coding activities, in addition to analytical and reporting functions on behalf of Wellington Management, and has access to holdings information on a daily basis.
FactSet Research Systems Inc. provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis.
Glass, Lewis & Co. provides proxy voting services for Wellington Management and receives portfolio holdings information on a daily basis.
Markit WSO Corporation performs certain operational functions on behalf of Wellington Management and receives syndicated bank loan portfolio holdings information on a daily basis.
MSCI, Inc. provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis.
State Street Bank and Trust Company performs certain operational functions on behalf of Wellington Management and receives portfolio holdings information on a daily basis.
Syntel Inc. performs certain operational functions on behalf of Wellington Management and receives portfolio holdings information on a daily basis.
2.	PricewaterhouseCoopers LLP (“PwC”). PwC is provided with entire portfolio holdings information during periods in which it performs its audits or reviews of the Fund’s financial statements. PwC does not disclose to third parties information regarding the Fund’s holdings.
3.	Ernst & Young LLP (“E&Y”). E&Y is provided with portfolio holdings information in connection with the tax services it provides to the Fund. E&Y does not disclose to third parties information regarding the Fund’s holdings.
4.	State Street. State Street, as custodian to the Fund, has daily access to the entire holdings of the Fund. State Street does not disclose or release information regarding the Fund’s holdings except as instructed by the Fund.
5.	Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is provided with the entire portfolio holdings information for the Fund on a monthly basis. This information is disclosed approximately thirty (30) days after the month-end. Broadridge analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine the Fund’s asset class and category in order to place the Fund in the appropriate peer group. Broadridge does not disclose the entire portfolio holdings of the Fund, but does disclose the information listed above. This information is made available to Broadridge subscribers approximately thirty (30) days after the receipt of information from the Fund.
6.	Morningstar, Inc. (“Morningstar”). Morningstar is a subscription-based service where certain information regarding stocks and retail mutual funds may be accessed through its website at no charge. State Street forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month-end. Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Through Morningstar’s

Morningstar Direct product, entire portfolio holdings information is available to subscribers approximately one week after Morningstar’s receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) days after its receipt of such information.
7.	Bloomberg L.P. (“Bloomberg”). Bloomberg is provided with the entire portfolio holdings information for the Fund on a quarterly basis, approximately forty-five (45) days after the month end. This information is made available to subscribers of Bloomberg’s various databases within one (1) to fourteen (14) days of its receipt. In addition, Bloomberg provides analytical services for the Adviser and receives portfolio holdings information on a daily basis.
8.	Financial Printers. Fund Accounting provides various financial printers with portfolio holdings information within sixty (60) days after the Fund’s fiscal quarter. Financial printers assist the Fund with the filing of its annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.
9.	Investment Company Institute (“ICI”). Fund Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Fund on a quarterly basis, approximately fifteen (15) days after the quarter end. Fund Accounting also provides the ICI with complete portfolio holdings regarding the Fund on a monthly basis, approximately seven (7) days after the month end. The ICI uses this information for survey purposes and does not disclose the Fund’s holding information publicly.
10.	Zeno AN Solutions (“Zeno”). State Street provides purchase and sale information with respect to the Fund’s equity securities on a quarterly basis approximately fifteen (15) days after the quarter end. Zeno analyzes the information to produce reports containing brokerage execution statistics and comparisons. These reports are provided to SunAmerica and Zeno does not disclose publicly the information it receives or the reports it prepares. SunAmerica’s contract with Zeno includes a confidentiality clause.
11.	Manhattan Creative Partners (d/b/a “Diligent”). Marketing provides Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days as of the month-end. Diligent services the website of the retail funds advised by SunAmerica. Diligent also hosts the Board’s online meeting materials.
12.	Marketing Firms. SunAmerica’s marketing group provides portfolio holding information to various marketing firms, including PeachTree Enterprises, Primelook, Inc., Royal Impressions, Wilmedia and JDP Marketing Services. Depending on the fund and the marketing firm, the Marketing Group provides information on a monthly, quarterly, or on an as needed basis, generally within seven (7) days of the period-end. Generally, these marketing firms are responsible for the design and/or printing of sales literature on behalf of the Fund or assist in the preparation of the MD&A section and shareholder letters to the annual and semi-annual reports. They do not publicly disclose the Fund’s portfolio holdings information and are subject to confidentiality provisions in SunAmerica’s agreements with them.
13.	Institutional Shareholder Services (“ISS”). ISS downloads both daily and weekly portfolio information (i.e., custodian identification number, security identification number, share position and description of the security) through State Street Insight System. This information is used for the purposes of voting proxies on behalf of the Fund, evaluating the Fund’s eligibility for participating in, and filing proofs of claim on behalf of, the Fund in securities class action lawsuits. ISS does not publicly disclose the information except as may be required when filing a proof of claim in connection with the Fund’s participation in a securities class action lawsuit. SunAmerica’s contract with ISS includes confidentiality disclosure.
14.	SunAmerica Retirement Markets, Inc. (“SARM”). SARM, an affiliate of SunAmerica, is provided with portfolio information, as needed, in order to facilitate marketing-related support services with respect to the Fund.
Certain other information concerning the Fund’s portfolio described below may also be disclosed prior to the public dissemination of the Fund’s portfolio holdings, provided that: (i) the information has been made available to all shareholders of the Fund (e.g., the information has been mailed to shareholders) and/or (ii) the information has been posted on the Fund’s website, including where there is a prominent link on the website to such information (e.g., links to fund fact sheets, brochures or other marketing pieces that may contain identifiable holdings information).
1.	Asset Class Information. Asset class information (e.g., equity, fixed income, currency or commodities) and the total percentage of the Fund held in each asset class;
2.	Sector or Geographic Information. Sector information (e.g., technology, financials or industrials) or geographic information (e.g., non-U.S., U.S., or country-specific allocations) and the total percentage of the Fund held in each sector or geographic region/country;

3.	Impact of Fund Allocation Information. Impact of asset class, sector or geographic information, including contributors/detractors to the Fund’s performance; provided, however, that when actual portfolio holdings are named, disclosure of these holdings must be consistent with sections 1 or 2 above; and
4.	General Portfolio Characteristics. General portfolio characteristics of the Fund, including, but not limited to, the total number of stocks held by the Fund, average market capitalization and return on equity.
Other data regarding the Fund’s portfolio may also be distributed prior to public dissemination of the Fund’s portfolio holdings, provided that (a) such data does not identify any specific portfolio holding and (b) the Fund’s specific portfolio holdings cannot be derived from such data. Examples of permitted data include, but are not limited to, total net assets, number of holdings, market capitalization, P/E ratio, R2 and beta.
PORTFOLIO TRANSACTIONS AND BROKERAGE
As discussed in the Prospectus, the Adviser or the Subadviser, as applicable, is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of SunAmerica or the Subadviser.
It is the policy of the Corporation, in effecting transactions in portfolio securities, to seek the best execution at the most favorable prices. The determination of what may constitute best execution involves a number of considerations, including, without limitation: the economic result to the Fund (involving both price paid or received and any commissions and other costs); the value of the expected contribution of the broker through brokerage and research services to the investment performance of the Fund and other clients of the Adviser or Subadviser, as applicable, through client commission benefits, as discussed below; the timeliness and efficiency with which the transaction is effected where a large block is involved; the availability of the broker to stand ready to execute potentially difficult transactions; and the financial strength, reliability, integrity, operational capabilities and stability of the broker. Such considerations are judgmental and are considered in determining the overall reasonableness of brokerage commissions paid. Sales of Fund shares are not considered in the selection of a broker to execute transactions in portfolio securities for the Fund.
A factor in the selection of brokers is the receipt of research services—analyses and reports concerning markets, issuers, industries, securities, economic factors and trends—and other statistical and factual information. Research services may come in the form of research reports via electronic delivery or print, oral discussions and personal meetings with securities analysts, corporate and industry spokespersons, and access to various computer-generated data. Research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by the Adviser or Subadviser.
The Adviser or Subadviser, as the case may be, may cause the Fund to pay broker-dealers commissions that exceed what other broker-dealers may have charged for executing the same transaction, if in its view the greater commission is reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer to the Adviser or Subadviser viewed in terms of either that particular transaction or the overall responsibilities of the Adviser or Subadviser. No specific value can be determined for research services furnished without cost to the Adviser or Subadviser by a broker. The Adviser or Subadviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser’s or Subadviser’s research and analysis. However, to the extent that research services of value are provided by broker-dealers with or through whom the Adviser or Subadviser places the Fund’s portfolio transactions, the Adviser or Subadviser may be relieved of expenses it might otherwise bear. The Adviser or Subadviser does not seek to allocate to any particular client account the relative costs or benefits of research services received from a broker-dealer. Rather, the Adviser and Subadviser, as the case may be, believe that any research services received from a broker-dealer are, in the aggregate, of assistance to the Adviser or Subadviser in fulfilling its overall responsibilities to its clients. Therefore, it may tend to benefit the Fund by improving the quality of the Adviser’s or Subadviser’s investment advice. Accordingly, research services furnished by broker-dealers may be used in servicing some or all client accounts and not all services may be used in connection with the Fund or account that paid commissions to the broker-dealer providing such services. As discussed below, certain transactions do not generate brokerage commissions and therefore client accounts that trade in such assets, including the Fund, may benefit from, or be “cross-subsidized” by, research services received by the Adviser or Subadviser through accounts that pay brokerage commissions. The investment advisory fees paid by the Fund are not reduced because the Adviser or Subadviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser or Subadviser may designate the use of broker-dealers who have agreed to provide the Adviser or Subadviser with certain statistical, research and other information.
Also, subject to best price and execution and consistent with applicable securities laws and regulations, the Board may instruct the Adviser or Subadviser to direct brokerage to certain broker-dealers under an agreement whereby these broker-dealers would pay designated Fund expenses, including, for example, custody expenses. The brokerage of one Fund will not be used to help pay the expenses of any other AIG mutual fund. SunAmerica will continue to waive its fees or reimburse expenses for any Fund for which it has agreed to do so. All expenses paid through expense offset arrangements resulting in broker commission recapture will be over and above such waivers and/or reimbursements, so that SunAmerica will not receive any direct or indirect economic benefit from the directed brokerage arrangements.
A directed brokerage agreement includes those arrangements under which products or services (other than execution of securities transactions), expense reimbursements, or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client’s brokerage transactions to that broker-dealer. The Board has determined that certain directed brokerage arrangements are in the best interest of the Fund and its shareholders and, therefore, has conveyed the information to the Adviser or Subadviser. The Fund may participate in directed brokerage agreements, provided the portfolio manager can still obtain the best price and execution for trades. Thus, the Fund may benefit from the products or services or recaptured commissions obtained through the directed brokerage arrangement, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for the Fund indicates that this is a directed brokerage transaction, the Fund will get a percentage of commissions paid on either domestic trades or international trades credited back to the Fund. These credits are in hard dollars and could be used to offset the Fund’s custody expenses or to pay other Fund expenses (excluding expenses payable to affiliates). By entering into a directed brokerage arrangement, the Fund can reduce expenses reported to shareholders in its statement of operations, fee table and expense ratio and can increase its reported yield. To the extent SunAmerica or any “affiliated person,” as that term is defined by the 1940 Act (collectively, “Fund Affiliate”), has agreed to waive or reimburse any amounts otherwise payable to them by the Fund or reimburse the Fund’s expenses (collectively “Expense Waivers”), any amount of commissions used to pay operating expenses of the Fund shall not reduce amounts of expenses borne by SunAmerica or its affiliate under such Expense Waivers, but shall instead be used solely to reduce expenses borne to the Fund to a lower level than the Fund would have borne after giving full effect to the Expense Waivers.
Although the objectives of other accounts or investment companies that the Adviser or Subadviser manages may differ from those of the Fund, it is possible that, at times, identical securities will be acceptable for purchase by the Fund and one or more other accounts or investment companies that the Adviser or Subadviser manages. However, the position of each account or company in the securities of the same issuer may vary with the length of time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of the Fund and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser or Subadviser. The Adviser or Subadviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security that it seeks to purchase or sell, or the price at which such security can be purchased or sold.
Certain transactions in portfolio securities may be principal transactions with issuers and dealers at net prices which entail no brokerage commissions, while other transactions such as those on a national securities exchange are on an agency basis. When the Fund purchases or sells securities or financial futures on an exchange, it pays a commission to any broker or futures commission merchant executing the transaction. When the Fund purchases securities from a market-maker, it pays no commission but the price includes a “spread” or “mark-up” (between the bid and asked price) earned by the market-making dealer on the transaction. In the OTC market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
The Fund will purchase Loans in individually negotiated transactions with commercial banks, thrifts, insurance companies, finance companies and other financial institutions. In determining whether to purchase Loans from these financial institutions, the Subadviser may consider, among other factors, the financial strength, professional ability, level of service and research capability of the institution. While financial institutions generally are not required to repurchase loans which they have sold, they may act as principal or on an agency basis in connection with the Fund’s disposition of Loans. The Fund has no obligation to deal with any bank, broker or dealer in execution of transactions in portfolio securities.
It is not anticipated that the Fund will pay significant brokerage commissions. However, on occasion it may be necessary or desirable to purchase or sell a security through a broker on an agency basis, in which case the Fund will incur a brokerage commission.

The Adviser and/or Subadviser may effect portfolio transactions through an affiliated broker-dealer, if applicable, acting as an agent and not as principal, in accordance with Rule 17e-1 under the 1940 Act and other applicable securities laws.
For the fiscal years ended December 31, 2019, 2018 and 2017, the Fund incurred $0, $0, and $5,584 of explicit brokerage commissions, respectively. The Fund has not paid any brokerage commissions to affiliated broker-dealers during the three most recent fiscal years. The Fund did not pay any brokerage commissions to brokers for providing third-party research services for the fiscal year ended December 31, 2019.
As of December 31, 2019, the Fund held securities of its regular brokers or dealers, as defined under Rule 10b-1 of the 1940 Act, as follows:
Fund	Broker Dealer	Value (000’s)	Debt/Equity
AIG Senior Floating Rate Fund	State Street Bank and Trust	$5,103	Equity
	Deutsche Bank AG	1,180	Debt
	Bank of America	1,080	Debt
	RBS Securities, Inc.	1,080	Debt
	BNP Paribas SA	980	Debt
	Barclays Capital, Inc.	980	Debt
ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES
Information regarding the purchase of shares is located in the section entitled “Shareholder Account Information” of a Fund’s Prospectus and is hereby incorporated by reference.
Upon making an investment in shares of a Fund, an open account will be established under which shares of a Fund and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder’s account by the Transfer Agent. Shareholders will not be issued certificates for their shares. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder/Dealer Services at 1-800-858-8850.
Shareholders who have met a Fund’s minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program. Dollar cost averaging does not assure a profit or protect against loss in a declining market. Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels. At the shareholder’s election, such purchases may be made from such shareholder’s bank checking or savings account on a monthly, quarterly, semi-annual or annual basis.
Shares of a Fund are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor may be imposed: (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class C and certain Class A shares). Class W shares are not subject to any sales charges. An investor transacting in Class W shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. Reference is made to the section entitled “Shareholder Account Information” in the Prospectus for certain information as to the purchase of Fund shares.
The following table sets forth the front-end sales concessions with respect to Class A shares of the Fund, the amount of the front-end sales concessions reallowed to affiliated and non-affiliated broker-dealers, and the contingent deferred sales charges with respect to Class A and Class C shares of the Fund, received by the Distributor for the fiscal years ended December 31, 2019, 2018 and 2017.
2019
Front-End Sales Concessions- Class A Shares	Front-End Sales Concessions- Class C Shares	Amount Reallowed to Affiliated Broker-Dealers	Contingent Deferred Sales Charge- Class A Shares	Contingent Deferred Sales Charge- Class C Shares
$152,272	$—	$60,634	$420	$5,974

2018
Front-End Sales Concessions- Class A Shares	Front-End Sales Concessions- Class C Shares	Amount Reallowed to Affiliated Broker-Dealers	Contingent Deferred Sales Charge- Class A Shares	Contingent Deferred Sales Charge- Class C Shares
$204,774	$—	$91,401	$3,754	$3,896
2017
Front-End Sales Concessions- Class A Shares	Front-End Sales Concessions- Class C Shares	Amount Reallowed to Affiliated Broker-Dealers	Contingent Deferred Sales Charge- Class A Shares	Contingent Deferred Sales Charge- Class C Shares
$109,033	$—	$48,333	$888	$7,380
Dealer Reallowances. Class A shares of a Fund are sold subject to a front-end sales charge, as described in the Prospectus. The Distributor pays commissions to dealers who sell Class A shares in the form of a “reallowance” of a portion of the sales charge paid on the purchase of those shares. The Distributor reallows the following amounts with respect to a Fund:
Amount of Investment	Sales Charge % of Offering Price	Concession to Dealers % of Offering Price
Less than $250,000	3.75%	3.00%
$250,000 to $ 499,999	3.00%	2.50%
$500,000 to $ 999,999	2.00%	1.75%
$1,000,000 or more	None	up to 1.00%
Contingent Deferred Sales Charges (“CDSCs”) Applicable to Class C Shares. Class C shares are subject to a 1% CDSC on shares sold within 12 months of purchase.
Waiver of CDSCs. For a discussion of the waiver of CDSCs, please see the sections entitled “Shareholder Account Information—Sales Charge Reductions and Waivers” and “Financial Intermediary-Specific Sales Charge Waiver Policies” in the Prospectus. CDSCs may be waived on redemptions of Class C shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:
(a)	Death. CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account, or (ii) of a joint tenant where the surviving joint tenant is the deceased’s spouse. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If Class C shares are not redeemed within one year of the death, they will remain Class C shares and be subject to the applicable CDSC, when redeemed.
(b)	Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code. To be eligible for such waiver, (i) the disability must arise after the purchase of shares, and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.
(c)	Distributions. CDSCs may be waived on taxable distributions or loans to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which AFS serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 1⁄2 at the time the redemption is made.
(d)	Systematic Withdrawal Plan. CDSCs may be waived when routine bill payment or periodic withdrawals are made from an investor’s account up to a maximum amount of 12% per year based on the value of the account at the time the Systematic Withdrawal Plan is established or at the time of withdrawal. All dividends and capital gains distributions must be reinvested.
Purchases through the Distributor
An investor may purchase shares of a Fund through dealers which have entered into selected dealer agreements with the Distributor. An investor’s dealer who has entered into a distribution arrangement with the Distributor is expected to forward purchase orders and payment promptly to a Fund. Orders received by the Distributor before the close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange (“NYSE”) that day. Orders received by the Distributor after the close of business will be executed at the offering price determined at the close of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. A Fund will not be responsible for delays caused by dealers.
Purchase by Check
Checks should be made payable to a Fund or payable to AIG Funds. A personal check from an investor should be drawn from the investor’s bank account. In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted. In the case of a new account, purchase orders by check must be submitted directly by mail to AIG Fund Services, Inc., c/o DST Asset Manager Solutions, Inc., P.O. Box 219186, Kansas City, Missouri 64121-9186, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to AIG Fund Services, Inc., c/o DST Asset Manager Solutions, Inc., P.O. Box 219186, Kansas City, Missouri 64121-9186 and the shareholder’s account number should appear on the check. Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of a Fund at the net asset value next computed after the check is received. There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See the section entitled “Shareholder Account Information” in the Prospectus.)
Purchase by Federal Funds Wire
An investor may make purchases by having his or her bank wire federal funds to the Fund’s Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Corporation and the Transfer Agent are open for business. Orders for purchase of shares received by wire transfer in the form of federal funds will be effected at the next-determined net asset value if received at or prior to a Fund’s close of business, plus any applicable sales charge. In order to insure prompt receipt of a federal funds wire, it is important that these steps be followed:
1.	You must have an existing AIG Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to AFS at 1-816-218-0519.
2.	Call AFS’ Shareholder/Dealer Services, toll free at 1-800-858-8850, to obtain your new account number.
3.	Instruct the bank to wire the specified amount to the Transfer Agent: DST Asset Manager Solutions, Inc., Boston, MA, ABA# 0110-00028; DDA# 99029712, SunAmerica [name of fund, class] (include shareholder name and account number).
Waiver of Sales Charges with Respect to Certain Purchases of Class A Shares
To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of SunAmerica and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by employer-sponsored retirement plans that offer a Fund as an investment vehicle, including qualified and non-qualified retirement plans, deferred compensation plans and other employer-sponsored retirement, savings or benefit plans, such as defined benefit plans, 401(k) plans, 457 plans, 403(b) plans, and other pension, educational and profit-sharing plans, but not IRAs. Further, the sales charge is waived with respect to shares purchased by “advisory accounts” for the benefit of clients of broker-dealers, financial institutions, financial planners or registered investment advisers; provided the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis. Shares purchased under this waiver may not be resold except to a Fund.
As described under the section entitled “Shareholder Account Information” in the Prospectus, Class W shares may be held through (i) advisory fee-based programs sponsored by certain financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with a Fund, and (ii) brokerage platforms of financial intermediaries that have entered into an agreement with a Fund’s principal underwriter to offer such shares solely when acting as agent for the investor. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases of shares by a “single person,” including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor. Please also see the section entitled “Financial Intermediary-Specific Sales Charge Waiver Policies” in the Prospectus.

Reduced Sales Charges (Class A shares only)
As discussed under the sections entitled “Shareholder Account Information” and “Financial Intermediary-Specific Sales Charge Waiver Policies” in the Prospectus, investors in Class A shares of a Fund may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Corporation.
Combined Purchase Privilege
In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform the Distributor or Transfer Agent if you have entered into a Letter of Intent or right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. To receive a reduced front-end sales charge, you or your financial intermediary must inform a Fund at the time of your purchase of a Fund’s shares that you believe you qualify for a discount. If you purchased shares through a financial intermediary, you may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify your eligibility for reduced sales charges.
The following persons may qualify for the sales charge reductions or eliminations by combining purchases of Fund shares into a single transaction:
1.	an individual, or a “company” as defined in Section 2(a)(8) of the 1940 Act (which includes corporations that are corporate affiliates of each other);
2.	an individual, his or her spouse and their minor children, purchasing for his, her or their own account;
3.	a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code);
4.	tax-exempt organizations qualifying under Section 501(c)(3) of the Code (not including 403(b) plans);
5.	employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans; and
6.	group purchases as described below.
A combined purchase currently may also include shares of other funds in the AIGF (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with the Distributor.
Rights of Accumulation
A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned, provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher) amounts to $250,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of a Fund that were previously purchased, shares of the other classes of a Fund, as well as shares of any class of any other fund advised by SunAmerica, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.
The shareholder’s dealer, if any, or the shareholder must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the right of accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor’s or the Transfer Agent’s records fails to confirm the investor’s represented holdings.
Letter of Intent
A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent which is set forth in the New Account Application in the Prospectus, establishes a total investment goal in Class A shares of a Fund or of other funds advised by SunAmerica that impose a sales charge at the time of purchase to be achieved through any number of investments over a thirteen-month period of $250,000 or more. Each investment in such funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor.
Shares of any class of a Fund, or of other funds advised by SunAmerica, that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction, provided that the dealer or shareholder notifies the Distributor of such prior purchase(s).
The Letter of Intent does not obligate the investor to purchase, nor a Fund to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge breakpoint, the sales charge on the entire amount of the purchase that results in passing that breakpoint, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under the section entitled “Rights of Accumulation,” but there will be no retroactive reduction of sales charges on previous purchases.
At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable funds purchased in connection with the original Letter of Intent (as well as shares purchased during the 30-day period prior to the execution of the original Letter of Intent as referenced above), and still owned by the shareholder, will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of a Fund pursuant to this purchase plan should carefully read such Letter of Intent.
Reduced Sales Charge for Group Purchases
Members of qualified groups may purchase Class A shares of a Fund under the combined purchase privilege as described above.
To receive a rate based on combined purchases, group members must purchase Class A shares of a Fund through a single investment dealer designated by the group. The designated dealer must transmit each member’s initial purchase to the Distributor, together with payment and a completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of a Fund’s shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member. Class C shares are not included in calculating the purchased amount of a Fund’s shares.
Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members, of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group’s sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide its designated investment dealer access to the group’s membership by means of written communication or direct presentation to the membership at a meeting on not less frequently than on an annual basis; (vi) the group or its investment dealer will provide annual certification, in a form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in a form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.
Members of a qualified group include: (i) any group that meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member’s beneficiary. For example, a qualified group could consist of a trade association, which would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring a Fund’s shares for the benefit of any of the foregoing.
Interested groups should contact their investment dealer or the Distributor. The Corporation reserves the right to revise the terms of, or to suspend or discontinue group sales with respect to, shares of a Fund at any time.

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES
Reference is made to the section entitled “Shareholder Account Information” in the Prospectus for certain information as to the redemption of Fund shares.
If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Corporation, having filed with the SEC a notification of election pursuant to Rule 18f-1 under the 1940 Act on behalf of a Fund, may pay the redemption price in whole, or in part, by a distribution in kind of securities from a Fund in lieu of cash. In conformity with applicable rules of the SEC, a Fund is committed to pay in cash all requests for redemption of Fund shares, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000 or (ii) 1% of the net asset value of a Fund at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described below in the section entitled “Determination of Net Asset Value,” and such valuation will be made as of the same time the redemption price is determined.
The Distributor is authorized, as agent for a Fund, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the net asset value per share of the applicable class of shares of a Fund next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after a Fund’s close of business will be priced based on the next business day’s close. Dealers may charge for their services in connection with the repurchase, but neither a Fund nor the Distributor imposes any such charge. The offer to repurchase may be suspended at any time.
EXCHANGE PRIVILEGE
Shareholders of a Fund may exchange their shares for the same class of shares of any other AIGF distributed by the Distributor that offers such class at the respective net asset value per share.
Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, shareholders may elect to make periodic exchanges on a monthly, quarterly, semi-annual and annual basis through the Systematic Exchange Program. Through this program, the minimum exchange amount is $50 (which may be waived at the discretion of SunAmerica) and there is no fee for exchanges made. A Fund reserves the right to reject exchange requests made through this program that are less than $50. All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction, except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days’ written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at 1-800-858-8850.
If a shareholder acquires Class A shares through an exchange from another AIGF where the original purchase of such fund’s Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the CDSC, if any, as described in the Prospectus, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be “tacked” with the holding period of the shares acquired in the exchange for purposes of determining whether the CDSC is applicable upon a redemption of any of such shares.
A shareholder who acquires Class C shares through an exchange from another AIGF will retain liability for any CDSC outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be “tacked” with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class C shares to Class A.
Because excessive trading (including short-term “market timing” trading) can hurt a Fund’s performance, a Fund may refuse any exchange sell order: (1) if it appears to be a market timing transaction involving a significant portion of the Fund’s assets; or (2) from any shareholder account if previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.
In addition, a Fund reserves the right to refuse any exchange purchase order if, in the judgment of SunAmerica, the Fund would be unable to invest effectively in accordance with its investment objective(s) and policies, or would otherwise potentially be adversely affected. A shareholder’s purchase exchange may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund’s assets. In particular, a pattern of excessive exchanges that coincide with a “market timing” strategy may be disruptive to a Fund and may therefore be refused.
Exchanging between Share Classes of a Fund—In connection with advisory fee-based investment programs (“Programs”) sponsored by certain Financial Institutions, and subject to the conditions set forth below, shareholders may exchange their shares of one share class of a Fund for shares of another share class of a Fund. These transactions will be processed as an exchange of the shares you currently hold for shares in the new class. Shareholders exchanging into the new class must meet the eligibility requirements for such class, as described in the Prospectus.
These exchanges are generally only available for shareholders who hold shares through accounts with Financial Institutions and who are entering a Program with such Financial Institution. Please contact your Financial Institution for additional information concerning these types of exchanges, including whether they are available for your account.
Exchanging Class C shares for Class A shares—Shareholders that are part of a Program may exchange their Class C shares of a Fund held at the Financial Institution sponsoring the Program for Class A shares of a Fund to be held in the Program. Only Class C shares that are no longer subject to a CDSC (i.e., that are held longer than twelve months) are eligible to be exchanged for Class A shares.
Exchanging Class A shares for Class W shares—Shareholders that are part of a Program may exchange their Class A shares of a Fund held at the Financial Institution sponsoring the Program for Class W shares of a Fund to be held in the Program. Please note that any Class A sales charges that you paid for these shares (including CDSCs) will not be credited back to your account.
Exchanging Class C shares for Class W shares—Shareholders that are part of a Program may exchange their Class C shares of a Fund held at the Financial Institution sponsoring the Program for Class W shares of a Fund to be held in the Program. Only Class C shares that are no longer subject to a CDSC (i.e., that are held longer than twelve months) are eligible to be exchanged for Class W shares.
Exchanging Class W shares for Class A shares—Shareholders may exchange Class W shares of a Fund held through a Program for Class A shares of a Fund without paying an initial Class A sales charge if the shareholder is leaving or has left the Program and provided that the Class A shares received in the exchange will be held at the same Financial Institution that sponsored the Program. Shareholders should note that the Class A shares of a Fund are subject to a 12b-1 fee and have higher annual operating expenses than the Class W shares of the Fund.
An exchange of shares you currently hold in one class of a Fund for shares in another class of a Fund will generally not constitute a taxable transaction for U.S. federal income tax purposes. Shareholders should, however, consult with their tax adviser regarding the state and local tax consequences of this type of exchange of Fund shares.
A Fund may change or cancel the exchange privilege at any time, upon 60 days’ written notice to its shareholders. A Fund at all times also reserves the right to restrict, or reject any exchange transactions, for any reason, without notice.
DETERMINATION OF NET ASSET VALUE
Shares of each class of the Fund are valued at least daily as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time). The Fund is informed that, as of the date of the Prospectus, the NYSE observes the following business holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
The Fund’s net asset value per share is determined by DST (as agent for the Fund) in the manner authorized by the Corporation’s Board of Directors. DST also serves as Transfer Agent. State Street serves as custodian for the Fund (the “Custodian”) and has custody of the Fund’s assets.
The net asset value of the shares of each class of the Fund is calculated separately. In determining the net asset value of a share of each class of the Fund, the value of the securities and other assets attributable to that class (including interest and dividends accumulated but not yet received) minus all liabilities (including accrued expenses) attributable to that class is divided by the total number of shares of that class of the Fund outstanding at that time. Expenses, including the fees payable to SunAmerica, are accrued daily.
Loans are valued at the average of available bids in the market for such Loans, as provided by a Board-approved loan pricing service.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which they are principally traded. Stocks listed on the NASDAQ exchange are valued using the NASDAQ Official Closing Price (“NOCP”) as reported by a pricing service. Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price. Bonds, debentures and other debt securities are valued at evaluated bid prices obtained for the day of valuation from a Board-approved pricing service. The pricing service may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads, and yield curves to determine current value. If a price is unavailable from a Board-approved pricing service, the securities may be priced at the mean of two independent quotes obtained from brokers.
Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. The prospectuses for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effects of using fair value pricing.
Forward foreign currency contracts are valued at the 4:00 p.m. Eastern Time forward rate.
The Board is responsible for the share valuation process and has adopted policies and procedures (the “PRC Procedures”) for valuing the securities and other assets held by the Fund, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Corporation’s fair valuation procedures. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.
DIVIDENDS, DISTRIBUTIONS AND TAXES
Dividends and Distributions
A Fund intends to distribute to the registered holders of its shares substantially all of its net investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses. A Fund intends to distribute any net long-term capital gains in excess of any net short-term capital losses. Dividends from net investment income, if any, will be paid as described immediately below.
Net capital gains, if any, will be paid annually. In determining amounts of capital gains to be distributed, any capital loss carryforwards from prior years will be offset against capital gains. Certain capital loss carryforwards may be subject to limitations on their use pursuant to applicable U.S. federal income tax law. Therefore, it is possible that not all of the capital losses will be available for use. A Fund reserves the right to declare and pay dividends and other distributions less frequently than disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.
Dividends and distributions will be paid in additional Fund shares based on the net asset value at the close of business on the record date, unless the dividends total in excess of $10 per distribution period and the shareholder notifies the Fund at least five business days prior to the payment date to receive such distributions in cash.
If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder’s address of record, no interest will accrue on amounts represented by uncashed dividend or distribution checks.
As of December 31, 2019, for Federal income tax purposes, the Fund has $26,183,559 of unlimited long-term capital losses and $535,510 of unlimited short-term capital losses.
Taxes
The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in a Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisers before making an investment in a Fund. This summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.
RIC Qualification
A Fund intends to remain qualified and has elected to be treated as a RIC under Subchapter M of the Code for each taxable year. As long as the Fund so qualifies, the Fund (but not its shareholders) will not be subject to U.S. federal income tax on the part of its net ordinary income and realized net capital gains that it distributes to shareholders. A Fund intends to distribute substantially all of such income.
In order to remain qualified as a RIC, a Fund generally must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, proceeds from loans of securities, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive at least 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items, government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs), any two or more issuers of which the Fund owns 20% or more of the voting stock and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships.
Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to interests in “qualified publicly traded partnerships.” Fund investments in partnerships, including in qualified publicly traded partnerships, may result in a Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.
As a RIC, a Fund will not be subject to U.S. federal income tax on its income and net capital gains that it distributes provided that it distributes to shareholders an amount at least equal to 90% of its investment company taxable income and at least 90% of its net tax-exempt interest income for the taxable year. A Fund intends to distribute sufficient income to meet this qualification requirement.
Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Fund must distribute during each calendar year the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98.2% of its net capital gains, i.e., net long-term capital gains in excess of its short-term capital losses for the one-year period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the previous years that were not distributed or taxed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if it actually is paid during the calendar year or if it is declared by the distributing Fund in October, November or December of such year, payable to shareholders of record on a date in such month but actually paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31, in the calendar year in which such dividend is declared rather than on the date on which the distributions are received.
A Fund may be able to cure a failure to derive at least 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, a Fund fails to qualify as a RIC under the Code and does not timely cure the failure, or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net tax-exempt interest and net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends may be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If a Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

Fund Distributions to Shareholders
If Fund shares are held through a qualified retirement plan entitled to tax-exempt treatment for U.S. federal income tax purposes, Fund distributions will generally not be taxable currently. Special tax rules apply to such retirement plans. You should consult your tax advisor regarding the tax treatment of amounts distributed from the retirement plan (which may include amounts attributable to Fund distributions).
Dividends paid by a Fund from its ordinary income and distributions of a Fund’s net realized short-term capital gains (“ordinary income dividends”) are taxable to shareholders as ordinary income, whether or not reinvested. The portion of such ordinary income dividends received from a Fund that may be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of a Fund’s gross income, exclusive of capital gains from the sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain real estate investment trusts (“REITs”), and will be reported as such to shareholders. Certain holding period requirements must also be met by the Fund and corporate shareholders.
Any net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than one year over net short-term capital losses, and including such gains from certain transactions in futures and options) distributed to shareholders that a Fund reports as capital gains dividends will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate is 15% or 20% for individuals, depending on whether their income exceeds certain thresholds. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income (currently at a flat rate of 21%). If a Fund retains for investment an amount equal to all or a portion of its net capital gains (as defined above), it will be subject to a corporate tax on the amount retained. In that event, the Fund will report such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. Federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their tax liabilities, if any, and (c) will increase their tax basis in their shares by the difference between the amount of capital gain included in their income and the amount of tax they are deemed to have paid. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a Fund upon filing appropriate returns or claims for refund with the IRS.
A portion of each Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals at the rates applicable to long-term capital gains. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by a Fund to an individual in a particular taxable year if 95% or more of a Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by a Fund; or (ii) the portion of the regular dividends paid by a Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by a Fund in that taxable year if such qualified dividend income accounts for less than 95% of a Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year.
For this purpose, “qualified dividend income” generally means income from dividends received by a Fund from U.S. corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States or the stock of which is readily tradable on an established securities market in the United States) which are not passive foreign investment companies (“PFICs”). Dividend income will not be treated as qualified dividend income unless the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Qualified dividend income does not include any dividends received from tax exempt corporations. Also, dividends received by a Fund from a REIT or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other RIC. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be qualified dividend income.
For tax years beginning after December 31, 2017 and before January 1, 2026, provisions enacted as part of the Tax Act permit a direct REIT shareholder to claim a 20% “qualified business income” deduction for ordinary REIT dividends, and proposed regulations, on which taxpayers may currently rely, permit a regulated investment company paying dividends attributable to such income (reduced by allocable expenses) to pass through this special treatment to its shareholders, provided that holding period and other requirements are met by a Fund and the shareholders.

If an individual receives a regular dividend qualifying for long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.
A 3.8% Medicare contribution tax is imposed on certain net investment income (including ordinary dividends and capital gains distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount, which for individuals is with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.
Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of a Fund’s assets to be invested in various countries is not known. If more than 50% in value of a Fund’s total assets at the close of its taxable year, or at the close of each quarter, consists of securities of foreign corporations or shares of Underlying Funds (as defined below), such Fund will be eligible to file an election with the IRS pursuant to which shareholders of that Fund will be required to include (in addition to taxable dividends actually received) their proportionate share of such foreign taxes paid by such Fund (or by Underlying Funds which have also made the election) in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, subject to certain limitations and the Fund and the shareholders satisfying certain holding period requirements, use them as foreign tax credits against their U.S. federal income taxes. No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions. Certain retirement accounts which are not subject to tax cannot claim foreign tax credits on investments in foreign securities held in a Fund. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from a Fund’s election described in this paragraph but will not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. If a Fund receives a refund of foreign taxes previously passed through as a credit to shareholders, this may result in a reduction of current year foreign taxes available for pass through or in a portfolio payment to the IRS in lieu of such reduction.
Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.
Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his or her shares of the Fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the Fund as capital assets).
In certain situations, a Fund may, for a taxable year, defer all or a portion of its net capital loss (or if there is no net capital loss, then any net long-term or short-term capital loss) realized after October and its late-year ordinary losses (defined as the sum of the excess of post-October foreign currency and PFIC losses over post-October foreign currency and PFIC gains plus the excess of post-December ordinary losses over post-December ordinary income) realized after December until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.
Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in a Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date a Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Dispositions of Shares
Upon a sale or exchange of its shares, a shareholder will recognize a taxable gain or loss in an amount equal to the difference between the proceeds of the sale or exchange and the shareholder’s adjusted tax basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands. Except as discussed below, the amount of any CDSC will reduce the amount realized on the sale or exchange of shares for purposes of determining gain or loss. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than one year, and at the same rates as long-term capital gain (described in detail above) if such shares were held for more than one year. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than one year. To the extent not disallowed, any such loss will be treated as long-term capital loss if such shares were held for more than one year. A loss recognized on the sale or exchange of shares held for six months or less, however, will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to its shares, and, to the extent not disallowed, will be treated as long-term capital loss to the extent of any long-term capital gains distribution and any undistributed capital gains included in income by such shareholder with respect to such shares.
Generally, any loss realized on a sale or exchange of shares of a Fund will be disallowed if other shares of the Fund are acquired or a contract to acquire such shares has been entered into (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.
Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of the Fund are exchanged within 90 days after the date they were purchased, and the new shares are acquired by January 31st of the calendar year following the year of disposition without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares and is added to the basis of the new shares.
A Fund’s administrative agent will be required to provide you with cost basis information on the sale of any of your shares in the Fund, subject to certain exceptions. This cost basis reporting requirement is effective for shares purchased in the Fund on or after January 1, 2012.
If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Backup Withholding
A Fund may be required to apply backup withholding at the applicable rate (currently 24%) to all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.
Other Taxation
Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation.
Tax Consequences of Fund Investments
Passive Foreign Investment Companies. A Fund may invest in stocks of foreign companies that are classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.
A Fund may be able to elect alternative tax treatment with respect to PFIC stock. A Fund may be able to elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income, and mark-to-market losses and any loss from an actual disposition of a Fund’s shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. Alternatively, if the Fund elects to treat a PFIC as a “qualified electing fund,” the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules discussed above, relating to the taxation of excess distributions, would not apply. This election can only be made, however, if the PFIC provides the required information to its shareholders each year.
Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualifying dividends.”
Excess Inclusion Income. A Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”). Under the U.S. Treasury regulations, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax. Excess inclusion income of a RIC, such as a Fund, will be allocated to its shareholders in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by otherwise allowable deductions for tax purposes, (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. If a charitable remainder annuity trust or charitable remainder unitrust (each as defined in Code Section 664) has UBTI for a tax year, a 100% excise tax on the UBTI is imposed on the trust.
Redesignation of Dividends. Income received by a Fund from REITs and closed-end funds may also cause the Fund to designate some or all of its distributions from these sources as returns of capital or as long-term capital gain. After the close of every calendar year, a Fund will issue a Form 1099-DIV to each shareholder, which will indicate how the Fund’s distributions should be reported on the recipient shareholder’s federal income tax return (e.g., ordinary income, capital gain and return of capital).
Underlying Funds. A Fund may invest in other mutual funds (“Underlying Funds”), which will have the following tax consequences for the Fund’s shareholders. The Fund’s realized losses on sales of shares of an Underlying Fund may be indefinitely or permanently deferred as “wash sales.” Distributions of short-term capital gains by an Underlying Fund will be treated as ordinary income by the Fund and would not be offset by the Fund’s capital loss carryforwards, if any. Capital loss carryforwards of an Underlying Fund, if any, would not offset net capital gains of the Fund. Each of these effects is caused by each Fund’s expected investment in an Underlying Fund and may result in distributions to Fund shareholders being of higher magnitudes and less likely to qualify for lower capital gain tax rates than if the Fund were to invest otherwise.
Section 988 Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities (to the extent attributable to currency fluctuations) or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary gain or loss. These gains, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income. If eligible, a Fund may elect to treat Section 988 gains and losses from forwards, futures and options as capital gains and losses and not as ordinary income.

Section 1256 Contracts. The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts that a Fund may write, purchase or sell. Such options and contracts are classified as “Section 1256 contracts” under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”). Such contracts, when held by the Fund at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for U.S. federal income tax purposes (“marked-to-market”).
OTC options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Fund from transactions in OTC options written by a Fund generally constitute short-term capital gains or losses. Any gain or loss recognized by a Fund from transactions in OTC options purchased by a Fund generally has the same character as the property to which the option relates as in the hands of a Fund (or would have if acquired by a Fund). When call options written, or put options purchased, by a Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the OTC puts or increased by the premium received for OTC calls.
Straddles. A portion of a Fund’s transactions in futures contracts may constitute “straddles” which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a “mixed straddle” under the Code. The Code generally provides rules with respect to straddles, such as: (i) “loss deferral” rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position; (ii) “wash sale” rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period; (iii) “short sale” rules which may terminate the holding period of securities owned by a Fund when offsetting positions are established and which may convert certain losses from short-term to long-term; and (iv) “conversion transaction” rules which may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.
Constructive Sales. Code Section 1259 requires the recognition of gain (but not loss) if a Fund makes a “constructive sale” of an appreciated financial position (e.g., stock). A Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or identical property short, or enters into other similar transactions.
Wash Sales. Under the “wash sale” rule, losses incurred by a Fund on the sale of (or on a contract or option to sell) stock or securities are not deductible if, within a 61-day period beginning 30 days before and ending 30 days after the date of the sale, the Fund acquires or has entered into a contract or option to acquire stock or securities that are substantially identical. In such a case, the basis of the stock or securities acquired by the Fund will be adjusted to reflect the disallowed loss.
Short Sales and Securities Lending. In general, gain or loss on a short sale, to the extent permitted, is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a Fund’s hands. Except with respect to certain situations where the property used by Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year.
In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.
Swaps. As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

Hybrid Preferred Securities. Income accrued by a Fund from hybrid preferred securities will be treated by a Fund as interest income. When distributed to shareholders, such income will be taxed at the ordinary income tax rates.
Market Discount. If the Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a partial principal payment on it. In particular, the Fund will be required to allocate that partial principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of: (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account); or (ii) the amount of the partial principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. To the extent the Fund does not include the markets discount in income as it accrues, gain realized on the disposition (including the retirement) of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.”
Original Issue Discount. A Fund may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by the Fund and therefore is subject to the distribution requirements of the Code. Because the original issue discount earned by a Fund in a taxable year may not be represented by cash income, a Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.
Tax Credit Bonds. If a Fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during the Fund’s taxable year, and the Fund satisfies the minimum distribution requirement, the Fund may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to the Fund for that year with respect to such bonds. A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” or certain other specified bonds. If the Fund were to make an election, a shareholder of the Fund would be required to include in income and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.
Taxation of Non-U.S. Shareholders
Ordinary income dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to U.S. withholding tax at a rate of 30% or a lower treaty rate if applicable. In order to obtain a reduced rate of withholding, a non-U.S. shareholder must provide an IRS Form W-8BEN or IRS Form W-8BEN-E certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, IRS Form W-8BEN-E or other applicable form may be subject to backup withholding at the appropriate rate.
In general, and except as otherwise noted, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, tax exempt interest dividends, or upon the sale or other disposition of shares of the Fund. In addition, no U.S. withholding tax applies to properly-reported dividends paid in respect of a Fund’s (i) “qualified net interest income” (generally, a Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which a Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) “qualified short-term capital gains” (generally, the excess of a Fund’s net short-term capital gain over a Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, a Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.
In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.
For non-U.S. shareholders of a Fund, distributions by the Fund that are attributable to gain received from the sale or exchange of U.S. real property or shares of a U.S. real property holding corporation and gain from the disposition of Fund shares will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if 50% or more of the value of a Fund’s assets are invested in U.S. real property, REITs and other U.S. real property holding corporations and the non-U.S. shareholder owns more than 5% of the outstanding shares of a Fund at any time during a specified time period. These rules, other than the withholding rules, will apply notwithstanding a shareholder’s participation in a wash sale transaction or the Fund’s payment of a substitute dividend.
Notwithstanding the foregoing, a 30% withholding tax is generally required to be withheld from dividends paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS (or the tax authorities in their home jurisdiction) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. Foreign investors are encouraged to consult with their tax advisers regarding the possible implications of these rules on their investment in the Fund’s shares.
Shares of a Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax.
The foregoing is a general and abbreviated summary of the applicable provisions of the Code and the U.S. Treasury regulations currently in effect. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state and local taxes. In addition, foreign investors should consult with their own tax advisers regarding the particular tax consequences to them of an investment in the Fund. Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management and investment policies.
RETIREMENT PLANS
Shares of a Fund may be purchased by various types of qualified retirement plans. The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares of a Fund through purchase by any of the retirement plans described below may be obtained by calling Shareholder Services at 1-800-858-8850. However, it is recommended that anyone considering an acquisition of shares by a retirement plan consult a tax adviser before the acquisition is made.
Pension and Profit-Sharing Plans. Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit-sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit-sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.
Tax-Sheltered Custodial Accounts. Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of a Fund may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.
Traditional Individual Retirement Accounts. Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a “Traditional IRA”), including an account under a Simplified Employee Pension Plan, commonly referred to as a SEP-IRA. Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.
Salary Reduction Simplified Employee Pension (“SARSEP”). A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee’s paycheck on a before-tax basis and are deposited into an IRA by the employer. These contributions are not included in the employee’s income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.
Savings Incentive Match Plan for Employees (“SIMPLE IRA”). This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee’s paycheck before taxes and are deposited into a SIMPLE IRA by the employer, which must make either matching contributions or non-elective contributions for the employee. Contributions are tax-deductible for the employer, and participants do not pay taxes on contributions or the earnings thereon until they are withdrawn.
Roth IRA. Roth IRAs were introduced by the Taxpayer Relief Act of 1997. Generally under Section 408A of the Code, in 2020, unmarried individuals with adjusted gross income of up to $124,000, and married couples who file a joint return and have joint adjusted gross income of up to $196,000, may contribute up to the maximum amount allowed to a Roth IRA. The maximum allowed contribution phases out above such amounts. Contributions are not tax-deductible, but the distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.
Coverdell Education Savings Accounts. Coverdell Education Savings Accounts were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 530 of the Code, in 2020, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $190,000, may contribute up to $2,000 each year to a Coverdell Education Savings Account on behalf of a child under the age of 18. The $2,000 annual limit is phased out for unmarried individuals with adjusted gross income between $95,001 and $110,000, and for married individuals who file a joint return and have joint adjusted gross income between $190,001 and $220,000. Contributions are not tax-deductible, but distributions are tax-free if used for qualified educational expenses.
Individual 401(k). The Individual 401(k) plan is intended for owner-only businesses and businesses with employees that can be excluded under federal laws governing plan coverage requirements. The Individual 401(k) plan is a type of 401(k) plan relevant to owner-only businesses. The Individual 401(k) plan generally allows for an employer contribution of up to 25% of compensation and an employee salary deferral up to the limit defined in Section 402(g) of the Code. In addition, because of its smaller size, the Individual 401(k) plan is also less complex and less costly than the typical multiple-employee 401(k) plan.
DESCRIPTION OF SHARES
Ownership of the Fund is represented by transferable shares of common stock. Pursuant to the Charter of the Corporation (the “Charter”), the Fund currently has three classes of shares of common stock, par value $.01 per share (the “Common Stock”): Class A, Class C and Class W (each, a “Class”).
Each Class of Common Stock of the Fund represents the interests of the shareholders of that series in the Fund’s assets. The Directors may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.
Shareholders are entitled to a full vote for each full share held. The Directors have terms of unlimited duration (subject to removal by shareholders) and have the power to alter the number of Directors and fill vacancies on the Board, provided that at all times at least a majority of the Directors have been elected by shareholders. The vote of the shareholders required to elect a Director is a plurality of votes cast. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being elected, while the holders of the remaining shares would be unable to elect any Directors. Although the Fund need not hold annual meetings of shareholders, the Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, Maryland law or the Charter. Also, a shareholders’ meeting must be called if requested in writing by the holders of record of not less than a majority of the votes entitled to be cast at a meeting. In addition, the Directors may be removed by the action of the holders of record of 75% or more of the outstanding shares entitled to vote thereon. All Classes of Common Stock will vote with respect to certain matters, such as election of Directors. When a matter to be voted on does not affect all Classes of Common Stock, such as approval of a Rule 12b-1 plan, only shareholders of the Class(es) affected by the matter are entitled to vote, except that under certain circumstances, the holders of Class C shares may be entitled to vote on material changes to the Class A Rule 12b-1 plan.
Class A shares of Common Stock will be exchangeable only into Class A shares of any other AIGF. All shares of Common Stock issued and outstanding and all shares of Common Stock offered by the Prospectus when issued are and will be fully paid and non-assessable. Shares of Common Stock have no preemptive or other subscription rights and are freely transferable on the books of the Fund. In addition, Class C shares convert automatically to Class A shares on the 19th day (or next business day following the 19th) of the month ten years after the purchase of such Class C shares.

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. The Charter provides that no Director or officer of the Corporation is liable to the Corporation or to a shareholder for money damages to the maximum extent permitted by Maryland law or the 1940 Act. The Charter also provides that a Director or officer is entitled to be indemnified against all liability in connection with the affairs of the Corporation to the maximum extent permitted by Maryland law and not prohibited by the 1940 Act.
Pursuant to Maryland law and the Corporation’s Charter, the Fund is permitted to redeem its shares without shareholder approval upon notice to the shareholders whose shares are to be redeemed if and when the Board determines it to be necessary and in the best interests of shareholders to do so.
ADDITIONAL INFORMATION
Computation of Offering Price per Share
The following is the offering price calculation for each Class of shares of a Fund, based on the value of such Class’ net assets and its number of shares outstanding as of December 31, 2019.
AIG Senior Floating Rate Fund
	Class A	Class C**	Class W
Net Assets	$95,401,711	$73,506,473	$36,714,677
Number of Shares Outstanding	12,076,840	9,312,519	4,632,941
Net Asset Value Per Share (net assets divided by number of shares)	$ 7.90	$ 7.89	$ 7.92
Sales charge for Class A: Shares 3.75% of offering price (3.94% of net asset value per share)*	$ 0.31	—	—
Offering Price	$ 8.21	$ 7.89	$ 7.92

*	Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
**	Class C shares may be subject to a CDSC on redemption of shares within twelve months of purchase.
Reports to Shareholders
The Corporation sends audited annual and unaudited semi-annual reports to shareholders of a Fund. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with a Fund to confirm transactions in the account.
Custodian
State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, serves as Custodian for a Fund and in that capacity maintains certain financial and accounting books and records pursuant to agreements with the Corporation.
Transfer Agent
DST Asset Manager Solutions, Inc., P.O. Box 219186, Kansas City, MO 64121-9186, serves as Transfer Agent for a Fund.
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, 1000 Louisiana Street, Suite 5800, Houston, TX 77002-5678, serves as a Fund’s independent registered public accounting firm and in that capacity examines the annual financial statements of a Fund.
Legal Counsel
The firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, serves as legal counsel to the Corporation.

FINANCIAL STATEMENTS
A Fund’s audited financial statements are incorporated in this SAI by reference to its 2019 annual report to shareholders. You may request a copy of the annual and semi-annual reports of a Fund at no charge by calling (800) 858-8850 or writing the Fund at AIG Fund Services, Inc., Mutual Fund Operations, Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311 or by visiting our website at http://aigfunds.onlineprospectus.net/AIGFunds/FundDocuments/index.html.

APPENDIX
RATINGS DESCRIPTIONS
Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Global Rating Scales
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Global Long-Term Rating Scale
Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
Global Short-Term Rating Scale
P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
US Municipal Short-Term Debt and Demand Obligations Ratings
Moody’s uses the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.
MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

*	By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR.”
VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.
Description of S&P Global Ratings, a division of S&P Global, Inc., Credit Ratings
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.
Long-Term Issue Credit Ratings*
Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:
•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
•	The nature and provisions of the financial obligation, and the promise S&P imputes; and
•	The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

*	Plus (+) or minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
BB; B; CCC; CC; and C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.
Short-Term Issue Credit Ratings
A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.
Municipal Short-Term Note Ratings
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:
•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest.
D	‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Description of Fitch Ratings’ (“Fitch Ratings” or “Fitch’s”) Credit Rating Scales
Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.
Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).
In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).
The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms investment grade and speculative grade are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories either signal a higher level of credit risk or that a default has already occurred.

Long-Term Corporate Finance Obligations Rating Scales
Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, Ratings of debtor-in-possession (DIP) obligations incorporate the expectation of full repayment.
The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR, based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings.
As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR, except DIP obligation ratings that are not based off an IDR. At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.
AAA:	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA:	Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A:	High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB:	Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB:	Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B:	Highly speculative. ‘B’ ratings indicate that material credit risk is present.
CCC:	Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.
CC:	Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.
C:	Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.
Short-Term Ratings Assigned to Issuers and Obligations
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.
F1:	Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2:	Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.
F3:	Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B:	Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C:	High Short-Term Default risk. Default is a real possibility.
RD:	Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D:	Default Indicates a broad-based default event for an entity, or the default of a short-term obligation.
SFSAI - 4/20	62

PART C
OTHER INFORMATION
ITEM 28. EXHIBITS.
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(a)	(i)	Articles of Incorporation. Incorporated herein by reference to Exhibit (a) to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-2/A (File No. 333-49273), filed on August 6, 1998.
	(ii)	Articles Supplementary. Incorporated herein by reference to Exhibit (a)(2) to Amendment No. 5 to Registrant’s Registration Statement on Form N-2 (File No. 333-49273), filed on August 4, 1999.
	(iii)	Form of Articles Supplementary. Incorporated herein by reference to Exhibit (1)(a) to Registrant’s Registration Statement on Form N-14 (File No. 333-49273), filed on January 26, 2001.
	(iv)	Articles Supplementary. Incorporated herein by reference to Exhibit (a)(3) to Amendment No. 11 to Registrant’s Registration Statement on Form N-2 (File No. 333-32798), filed on April 29, 2002.
	(v)	Articles Supplementary. Incorporated herein by reference to Exhibit (a)(v) of Registrant’s Registration Statement on Form N-1A/A (File No. 333-134226), filed on October 3, 2006.
	(vi)	Articles Supplementary. Incorporated herein by reference to Exhibit (a)(vii) of Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A (File No. 333-32798), filed on April 30, 2010.
	(vii)	Articles Supplementary. Incorporated herein by reference to Exhibit (a)(ix) of Post-Effective Amendment No. 20 to Registrant’s Registration Statement on Form N-1A (File No. 333-32798), filed on April 3, 2017.
	(viii)	Articles Supplementary. Incorporated herein by reference to Exhibit (a)(x) of Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A (File No. 333-32798), filed on April 29, 2019.
	(ix)	Articles of Amendment. Incorporated herein by reference to Exhibit (a)(vi) of Registrant’s Registration Statement on Form N-1A/A (File No. 333-134226), filed on October 3, 2006.
	(x)	Articles of Amendment. Incorporated herein by reference to Exhibit (a)(viii) of Post-Effective Amendment No. 20 to Registrant’s Registration Statement on Form N-1A (File No. 333-32798), filed on April 3, 2017.
(b)	(i)	Amended and Restated By-Laws. Incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A (File No. 333-134226), filed on April 29, 2008.
	(ii)	Amendment No. 1 to the By-Laws dated as of May 29, 2009. Incorporated herein by reference to Exhibit (b)(ii) of Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A (File No. 333-32798), filed on April 30, 2010.
(c)		Instruments Defining Rights of Shareholders. Incorporated herein by reference to Exhibits (a) and (b) above.
(d)	(i)	Form of Investment Advisory and Management Agreement between Registrant and SunAmerica Asset Management Corp. (“SunAmerica”). Incorporated herein by reference to Exhibit (g)(1)(a) to Amendment No. 11 to Registrant’s Registration Statement on Form N-2 (File No. 333-32798), filed on April 29, 2002.
	(ii)	Subadvisory Agreement between SunAmerica and Wellington Management Company, LLP (“Wellington Management”). Incorporated herein by reference to Exhibit (d)(ii) of Post-Effective Amendment No. 4 of Registrant’s Registration Statement on Form N-1A (File No. 333-32798), filed on February 25, 2010.
(e)	(i)	Form of Distribution Agreement. Incorporated herein by reference to Exhibit (e)(i) of Registrant’s Registration Statement on Form N-1A/A (File No. 333-134226), filed on October 3, 2006.
	(ii)	Form of Selling Agreement. Incorporated herein by reference to Exhibit (e)(ii) of Post-Effective Amendment No. 53 to the Registration Statement of SunAmerica Equity Funds on Form N-1A (File No. 33-8021), filed on November 22, 2011.
(f)	(i)	SunAmerica Disinterested Directors’/Trustees’ Retirement Plan. Incorporated herein by reference to Exhibit (f)(i) of Post-Effective Amendment No. 45 to the Registration Statement of SunAmerica Equity Funds on Form N-1A (File No. 33-8021), filed on January 26, 2007.
	(ii)	Amendment to SunAmerica Disinterested Directors’/Trustees’ Retirement Plan. Incorporated herein by reference to Exhibit (f)(ii) to Post-Effective Amendment No. 48 to the Registration Statement of SunAmerica Equity Funds on Form N-1A (File No. 33-8021), filed on January 27, 2009.
(g)		Custodian Agreement between Registrant and State Street Bank and Trust Company. Incorporated herein by reference to Exhibit (j) to Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-1A (File No. 333-32798), filed May 1, 2006.
(h)	(i)	Service Agreement between Registrant and SunAmerica Fund Services, Inc. Incorporated herein by reference to Exhibit (h) to Registrant’s Registration Statement on Form N-1A/A (File No. 333-134226), filed on October 3, 2006.
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	(ii)	Form of Administrative Services Agreement. Incorporated herein by reference to Exhibit (k) to Amendment No. 11 to Registrant’s Registration Statement on Form N-2 (File No. 333-32798), filed on April 29, 2002.
	(iii)	Amendment to Administrative Services Agreement. Incorporated herein by reference to Exhibit (h)(iii) of Post-Effective Amendment No. 10 of Registrant’s Registration Statement on Form N-1A (File No. 333-32798), filed on April 30, 2013.
	(iv)	Transfer Agency Agreement. Incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 1 of Registrant’s Registration Statement on Form N-1A (File No. 333-134226), filed on April 27, 2007.
	(v)	Amendment to Transfer Agency Agreement. Incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 1 of Registrant’s Registration Statement on Form N-1A (File No. 333-134226), filed on April 27, 2007.
	(vi)	Amendment to and Assignment of Transfer Agency and Service Agreement dated July 17, 2017. Incorporated herein by reference to Exhibit (h)(vi) to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A (File No. 333-32798), filed on April 30, 2018.
	(vii)	Amended and Restated Expense Limitation Agreement, filed herewith.
	(viii)	Form of Indemnification Agreement between the Registrant and each of the Independent Directors. Incorporated herein by reference to Exhibit (h)(v) to Post-Effective Amendment No. 43 to the Registration Statement on N-1A (File No. 33-6502) of SunAmerica Income Funds on Form N-1A (File No. 33-6502), filed on July 29, 2009.
	(ix)	Indemnification Agreement between Registrant and Eileen A. Kamerick (Director). Incorporated herein by reference to Exhibit (h)(x) of Post-Effective Amendment No. 69 to the Registration Statement of SunAmerica Income Funds on Form N-1A (File No. 33-06502), filed on July 30, 2018.
	(x)	Administrative and Shareholder Services Agreement. Incorporated herein by reference to Exhibit (h)(viii) of Post-Effective Amendment No. 20 to Registrant’s Registration Statement on Form N-1A (File No. 333-32798), filed on April 3, 2017.
(i)	(i)	Legal Opinion of Venable LLP. Incorporated herein by reference to Exhibit (i) of Post-Effective Amendment No. 1 on Form N-1A of Registrant (File No. 333-134226) filed on April 27, 2007.
	(ii)	Legal Opinion of Venable LLP relating to Class W shares of the Fund. Incorporated herein by reference to Exhibit (i)(ii) of Post-Effective Amendment No. 20 to Registrant’s Registration Statement on Form N-1A (File No. 333-32798), filed on April 3, 2017.
(j)	(i)	Consent of Independent Registered Public Accounting Firm, filed herewith.
	(ii)	Consent of Willkie Farr & Gallagher LLP, filed herewith.
(k)		Not applicable.
(l)		Investment Letter. Incorporated herein by reference to Registrant’s Registration Statement on Form N-2/A (File No. 333-49273), filed on August 6, 1998.
(m)	(i)	Distribution Plan pursuant to Rule 12b-1 (Class A Shares). Incorporated herein by reference to Exhibit (m)(i) to Registrant’s Registration Statement on Form N-1A/A (File No. 333-134226), filed on October 3, 2006.
	(ii)	Distribution Plan pursuant to Rule 12b-1 (Class C Shares). Incorporated herein by reference to Exhibit (m)(iii) to Registrant’s Registration Statement on Form N-1A/A (File No. 333-134226), filed on October 3, 2006.
(n)		Amended and Restated Rule 18f-3 Plan. Incorporated herein by reference to Exhibit (n) of Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A (File No. 333-32798), filed on April 29, 2019.
(o)		Reserved.
(p)	(i)	Code of Ethics of Registrant, SunAmerica and SunAmerica Capital Services, Inc. Incorporated herein by reference to Exhibit (p)(i) of Post-Effective Amendment No. 67 to the Registration Statement of SunAmerica Series, Inc. on Form N-1A (File No. 333-11283), filed on February 28, 2012.
	(ii)	Code of Ethics of Wellington Management. Incorporated herein by reference to Exhibit (p)(ii) of Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A (File No. 333-32798), filed on April 29, 2019.
(q)		Power of Attorney, filed herewith.
ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
The following management investment companies may be considered to be under common control with the Registrant:
SunAmerica Specialty Series
Anchor Series Trust
SunAmerica Equity Funds
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SunAmerica Income Funds
SunAmerica Money Market Funds, Inc.
SunAmerica Series, Inc.
Seasons Series Trust
SunAmerica Series Trust
ITEM 30. INDEMNIFICATION.
Article VIII of the Registrant’s Amended and Restated By-Laws provides as follows:
ARTICLE VIII
INDEMNIFICATION AND ADVANCE OF EXPENSES
To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity. The rights to indemnification and advance of expenses provided by the charter of the Corporation and these Bylaws shall vest immediately upon election of a director or officer. The Corporation may, with the approval of its Board of Directors, provide such indemnification and advance for expenses to an individual who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. Any indemnification or advance of expenses made pursuant to this Article shall be subject to applicable requirements of the Investment Company Act of 1940, as amended. The indemnification and payment or reimbursement of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.
Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or charter of the Corporation inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.
ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.
The description of SunAmerica, the Registrant’s investment adviser, under the heading “Fund Management” in the Prospectus and “Management of the Fund” in the Statement of Additional Information, constituting parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, are incorporated herein by reference.
The following chart provides the names of each director, officer or partner of SunAmerica and describes any other business, profession, vocation or employment of a substantial nature that each such person has been engaged during the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee.
Name	Adviser	Position with Adviser	Other positions held by directors, officers or partners of the Adviser
Evelyn M. Curran	SunAmerica	Director	Director, AFS; Chief Administrative Officer, AIG Life Holdings, Inc.
Sharon French	SunAmerica	President and CEO of SunAmerica	Vice President of AIG
John T. Genoy	SunAmerica	Director, Senior Vice President, Chief Financial Officer, Chief Operating Officer	Vice President, ACS; Vice President, Chief Financial Officer & Controller, AFS
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Name	Adviser	Position with Adviser	Other positions held by directors, officers or partners of the Adviser
Gregory N. Bressler	SunAmerica	Senior Vice President, General Counsel, Assistant Secretary	None
Timothy Campion	SunAmerica	Senior Vice President	None
Stephen Maginn	SunAmerica	Senior Vice President	Director, ACS
George Mitrica	SunAmerica	Senior Vice President	None
Timothy Pettee	SunAmerica	Senior Vice President, Chief Investment Officer	None
James Nichols	SunAmerica	Senior Vice President	Director, President, Chief Executive Officer, ACS
John Packs	SunAmerica	Senior Vice President	None
Andrew Sheridan	SunAmerica	Senior Vice President	None
Michael E. Treske	SunAmerica	Senior Vice President	Chief Distribution Officer, ACS
Jane Bayar Algieri	SunAmerica	Vice President	None
Thomas Bennett	SunAmerica	Vice President	President, AFS
Justin Caulfield	SunAmerica	Vice President, Treasurer	Treasurer & Vice President, AFS, American General Life Insurance Company, SAFG Retirement Services, Inc., SunAmerica Retirement Markets, Inc., The United States Life Insurance Company in the City of New York, The Variable Annuity Life Insurance Company & VALIC Retirement Services Company
Thomas Clayton Spires	SunAmerica	Vice President, Tax Officer	Vice President & Tax Officer, SAFG Retirement Services, Inc., SunAmerica Retirement Markets, Inc., ACS, The Variable Annuity Life Insurance Company, American General Life Insurance Company & The United States Life Insurance Company in the City of New York
Daniel R. Cricks	SunAmerica	President and Tax Officer	Vice President and Tax Officer, ACS, The Variable Annuity Life Insurance Company
Julie Cowart	SunAmerica	Vice President	None
Frank Curran	SunAmerica	Vice President, Controller	Vice President, Controller, Financial Operations Principal, Chief Financial Officer & Treasurer, ACS
Kathleen Fuentes	SunAmerica	Vice President	None
Matthew J. Hackethal	SunAmerica	Vice President, Chief Compliance Officer	None
John Halpin	SunAmerica	Vice President	None
James Joyce	SunAmerica	Vice President	None
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Name	Adviser	Position with Adviser	Other positions held by directors, officers or partners of the Adviser
Gregory R. Kingston	SunAmerica	Vice President	None
Salimah Shamji	SunAmerica	Vice President	None
Douglas A. Loeffler	SunAmerica	Vice President	None
Iris Mojica	SunAmerica	Vice President	None
James Monaghan	SunAmerica	Vice President	None
Julie A. Cotton Hearne	SunAmerica	Vice President, Secretary	Assistant Secretary, SAFG Retirement Services, Inc. ; Vice President & Secretary, ACS; Secretary, SunAmerica Retirement Markets, Inc.; Secretary & Vice President, American General Life Insurance Company, The Variable Annuity Life Insurance Company & The United States Life Insurance Company in the City of New York
Christopher Tafone	SunAmerica	Vice President	None
Rosemary Foster	SunAmerica	Assistant Secretary	Assistant Secretary, ACS, AFS, American General Life Insurance Company, SAFG Retirement Services, Inc., The United States Life Insurance Company in the City of New York, The Variable Annuity Life Insurance Company, VALIC Financial Advisors, Inc. & VALIC Retirement Services Company
Virginia N. Puzon	SunAmerica	Assistant Secretary	Director, Corporate Legal Affairs and Assistant Secretary, SAFG Retirement Services, Inc., ACS, American General Life Insurance Company & The United States Life Insurance Company in the City of New York
Principal Business Addresses:
American International Group, Inc., 175 Water Street, New York, NY 10038
SAFG Retirement Services, Inc., 21650 Oxnard Street, 10th Floor, Woodland Hills, CA 91367
AIG Life Holdings, Inc., 2929 Allen Parkway, Houston, TX 77019
American General Life Insurance Company, 2727-A Allen Parkway, Houston, TX 77019
The United States Life Insurance Company in the City of New York, One World Financial Center, 200 Liberty Street, New York, NY 10281
The Variable Annuity Life Insurance Company, 2929 Allen Parkway, Houston, TX 77019
SunAmerica Retirement Markets, Inc., 21650 Oxnard Street, Woodland Hills, CA 91367
AIG Capital Services, Inc., Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311
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AIG Fund Services, Inc., Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311
Reference is also made to the caption “Fund Management” in the Prospectus constituting Part A of the Registration Statement and “Management of the Fund” and “Directors and Officers” in the Statement of Additional Information constituting Part B of the Registration Statement.
ITEM 32. PRINCIPAL UNDERWRITERS.
(a)	The principal underwriter of the Registrant also acts as principal underwriter for:
SunAmerica Equity Funds
SunAmerica Income Funds
SunAmerica Money Market Funds, Inc.
SunAmerica Series, Inc.
SunAmerica Series Trust
SunAmerica Specialty Series
(b)	The following persons are the officers and directors of AIG Capital Services, Inc., the principal underwriter of the Registrant’s shares. The principal business address for each of these officers and directors, unless otherwise noted, is Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311.

Name	Position With Underwriter	Position with the Registrant
James Nichols	Director, President and Chief Executive Officer	Vice President
Michael Fortey	Chief Compliance Officer	None
Stephen Maginn 21650 Oxnard St. Woodland Hills, CA 91367	Director, Senior Vice President	None
Frank P. Curran	Vice President, Controller, Financial Operations Principal, Chief Financial Officer and Treasurer	None
Mallary L. Reznik 21650 Oxnard St. Woodland Hills, CA 91367	Vice President	None
John T. Genoy	Vice President	President
Michael E. Treske 21650 Oxnard St. Woodland Hills, CA 91367	Chief Distribution Officer, Mutual Funds & Variable Annuities	None
Thomas Clayton Spires 2727A Allen Parkway Houston, TX 77019	Vice President and Tax Officer	None
Daniel R. Cricks 2727A Allen Parkway Houston, TX 77019	Vice President and Tax Officer	None
Julie A. Cotton Hearn 2919 Allen Parkway Houston, TX 77019	Vice President and Secretary	None
Rosemary Foster 2919 Allen Parkway Houston, TX 77019	Assistant Secretary	None
Virginia N. Puzon 21650 Oxnard St. Woodland Hills, CA 91367	Assistant Secretary	None
(c)	Not applicable.
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ITEM 33. LOCATION OF ACCOUNTS AND RECORDS.
SunAmerica Asset Management, LLC, Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311 and 2919 Allen Parkway, Houston, TX 77019, or an affiliate thereof, maintains physical possession of each of the Fund’s accounts, books or other documents of the Registrant, except for those maintained by the Registrant’s custodian, State Street Bank and Trust Company, One Lincoln St., Boston, MA 02111, and its Transfer Agent, DST Asset Manager Solutions, Inc., P.O. Box 219186, Kansas City, MO 64121-9186.
Wellington Management Company LLP is located at 280 Congress Street, Boston, MA 02210.
ITEM 34. MANAGEMENT SERVICES.
Not applicable.
ITEM 35. UNDERTAKINGS.
Not applicable.
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SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 28 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jersey City, and the State of New Jersey, on the April 27, 2020.
SUNAMERICA SENIOR FLOATING RATE FUND, INC. (Registrant)
By:	/s/ John T. Genoy
John T. Genoy President
Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A has been signed by the following persons in the capacities and on the date indicated:
Signatures	Titles	Date
/s/ John T. Genoy	President (Principal Executive Officer)	April 27, 2020
John T. Genoy
/s/ Gregory R. Kingston	Treasurer (Principal Financial and Accounting Officer)	April 27, 2020
Gregory R. Kingston
*	Director	April 27, 2020
Richard W. Grant
*	Director	April 27, 2020
Stephen J. Gutman
*	Director	April 27, 2020
Dr. Judith L. Craven
*	Director	April 27, 2020
Eileen A. Kamerick
*	Director	April 27, 2020
Peter A. Harbeck
*By: /s/ Edward Gizzi		April 27, 2020
Edward Gizzi Attorney-in-Fact
*	Pursuant to a Power of Attorney filed herewith.
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EXHIBIT INDEX
Ex. Number	Description
(h)(vii)	Amended and Restated Expense Limitation Agreement
(j)(i)	Consent of Independent Registered Public Accounting Firm
(j)(ii)	Consent of Willkie Farr & Gallagher LLP
(q)	Power of Attorney
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